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                                                                    EXHIBIT 10.2

                            As of September 20, 2002


RuffNation Films, LLC
c/o Grubman Indursky & Schindler, P.C.
Carnegie Hall Tower
152 West 57th Street
New York, New York 10019
Attention: Theodore P. Harris, Esq.

Ladies and Gentlemen:

Reference is made to the standard form joint venture agreement of Sony Music, a Group of Sony Music Entertainment Inc. ("Sony" or the "Sony Venturer"), attached hereto as Exhibit A (the "Basic Agreement"). Unless specifically provided to the contrary below, all terms defined in the Basic Agreement which are used in this "short form agreement shall be used as defined in the Basic Agreement. The Basic Agreement, as modified and as supplemented by the provisions below, shall constitute a binding and enforceable agreement (hereinafter, "this agreement") between you (the "Promoter Venturer") and Sony regarding the Venture (as defined below). Notwithstanding the foregoing, you and we hereby agree to negotiate in good faith those provisions of the Basic Agreement not referenced below, and to subsequently, and expeditiously, endeavor to execute an amended agreement (the "Final Agreement"). In the event that a Final Agreement is executed by you and Sony, such Final Agreement shall supersede this agreement. In the event that a Final Agreement is not executed, the provisions of this agreement shall remain binding and enforceable. In the event of any conflict between the Basic Agreement and the provisions described below, the provisions described below shall control. The Final Agreement will include all of the provisions of this short form agreement, and shall otherwise be in the form of the Basic Agreement, except in such respects as you and Sony shall otherwise agree. The failure or refusal of you or us to enter into such Final Agreement shall not in any manner impede or compromise the enforceability and effectiveness of this agreement. The parties hereby agree that the provisions contained in the limited partnership agreement (the "Prior Agreement"), dated as of February 21, 1997 and with effect as of July 1, 1998, between Ruffson Holdings LLC, Ruffboy Inc., Sony and Rufftouch Partners, solely to the extent applicable to this agreement, shall be deemed reasonable; provided, however, that the parties hereby agree that certain terms contained in the Prior Agreement are expressly not applicable (e.g., overhead payments, royalties, marketing commitments and other financial terms) and Sony, in its sole, good faith discretion shall determine which terms are applicable. For the avoidance of doubt, this agreement contains the entire understanding of the parties relating to its subject matter. No change or termination of this agreement shall be binding upon Sony unless it is made by an instrument signed by an authorized officer of Sony. No change of this agreement shall be binding upon you unless it is made by an instrument signed by you.

A. GENERAL

1. General Structure. You and Sony have formed Charles Street a Delaware limited liability company, of which you own fifty percent (50%) and Sony own fifty percent (50%) end which shall comprise two separate (and uncrossed) but interrelated business operations as more particularly described below. You are

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in the business of producing and marketing feature-length motion pictures. The feature-length motion pictures produced and marketed by you during the Film Term (as defined in paragraph 3), shall be referred to herein as "Films". During the Initial Film Term, you shall fund the creation, production and marketing of two Films. You and Sony hereby acknowledge that the first such motion picture is entitled "Snipes" and stars the artist p/k/a Nelly (the "First Film"). You represent and warrant that the First Film will be initially commercially released in the United States in October 2002. Sony shall have the exclusive right, throughout the world and in perpetuity, to manufacture, market, distribute and otherwise exploit Audiovisual Records intended for home use which embody each of the Films (including, without limitation, any DVD thereof) (each, a "Home Video"), and audio-only soundtrack Albums created in connection with each Film (other than the First Film) (each, a "Soundtrack Album"), each on behalf of the Film Venture and on the terms an which Sony customarily provides such services to its wholly-owned home video components and record labels (subject to any different or more specific terms herein or subsequently agreed by you and Sony). The cooperative venture described above pursuant to which you will fund the creation, production and marketing of Films and Sony will be entitled to exploit Home Videos embodying Films and the corresponding Soundtrack Albums shall be referred to herein as the "Film Venture". In addition, you shall furnish recording artists to the Label Venture (as defined below) signed by and to Promoter Venturer, Principal (as defined below) or any entity owned or controlled by Promoter Venturer or Principal (collectively, the "Label") as of the date hereof and during the Label Term, subject to the teens and conditions hereof, and Sony shall have the exclusive right, throughout the world, an behalf of the Label Venture, to manufacture, market, distribute and otherwise exploit Records embodying the musical performances of Approved Artists (as defined in subparagraph 8(b) below) on the terms on which Sony customarily provides such services to its wholly-owned home video components or record labels (subject to any different or more specific terms herein or subsequently agreed by you and
Sony) (the "Label Venture") (the Label Venture and the Film Venture are together referred to herein as the "Venture"). You shall run the Venture on a day-to-day basis, subject to the terms hereof. The offices of the Venture shall be located in or around a location as shall be selected jointly by the Venturers. The Venture shall transact business under the name "Charles Street" and such name shall be the exclusive property of the Venture in perpetuity.

2. Owner/Copyright. (a) All rights, under copyright, under contract or otherwise, in the Home Videos, Soundtrack Albums and all materials embodied thereon (including, without limitation, the master recordings and all Records derived therefrom but specifically excluding the Films), and other properties produced or acquired in connection therewith, and all ancillary rights, shall be owned and controlled by the Film Venture throughout the world and in perpetuity. Without limiting the generality of the foregoing, the Film Venture and any Person authorized by the Film Venture shall have the unlimited, exclusive rights, throughout the world: (i) to manufacture Horne Videos and Soundtrack Albums, in any form and by any method now or hereafter known; (ii) to sell, transfer or otherwise deal in the same under any trademarks, trade names and labels, or to refrain from such manufacture, sale and dealing; (iii) to reproduce, adapt, transmit, distribute, communicate, make available and otherwise use the master recordings embodied an the Home Videos and as part of the Soundtrack Albums in any medium and in any manner, including but not limited to use in audiovisual works, without payment of any compensation to you or any other Person except the payments, if any, which may be expressly prescribed for the use concerned under paragraph 16 or owing to any third parties for inclusion of performances as part of the Soundtrack Album; and (iv) subject to subparagraph 2(b), to publicly perform, exhibit, publicly display, make


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available or to permit the public performance of the master recordings embodied on the Home Videos and the Soundtrack Albums by means of radio broadcast, cable transmission, satellite transmission, television broadcast, digital audio transmission or any other method how or hereafter known. For the avoidance of doubt, this paragraph shall not operate to grant the Film Venture rights to any sequel motion picture of the First Film unless such sequel is produced during the Film Term.

         (b) Notwithstanding anything to the contrary in subparagraph 2(a) above, you shall own all right, title and interest (including the copyright therein) in and to the Films; provided, however, that you hereby license to the Film Venture the exclusive, perpetual right, throughout the world, to exploit the Film solely in the form of Home Videos and to manufacture, distribute, advertise and otherwise exploit the same. Notwithstanding anything to the contrary in subparagraph 2(a) above, Sony shall not have the right to exploit the Home Video by means of television broadcast. As between you and Sony, the Films shall be owned exclusively by you: provided, however, that all revenue attributable, directly or indirectly, to such Films and the exploitation thereof by any means, in any manner, through any medium (including, without limitation, exploitation of the Home Videos by means of television broadcast), shall be deemed to be property of the Film Venture hereunder.

         (c) For the avoidance of doubt, Article 7 of the Basic Agreement shall apply to each Recording made, furnished to or otherwise acquired by the Label Venture.

3. Term. (a)(1) The term of this agreement with respect to the Film Venture (hereinafter, the "Film Term") shall commence as of the date first written above, and shall continue in force until 9 months following the Initial release of the Home Video embodying the second Film produced and marketed hereunder (the "Second Film") (unless such Period is extended or suspended as provided herein), but in no event shall the initial Film Term continue later than 12 months after Delivery to Sony of the Second Film. After the and of the Film Term, (A) the Film Venture shall continue to function with respect to catalog Home Videos and Soundtrack Albums, (B) Sony Venturer may continue to incur marketing costs (pursuant to a budget approved by you; provided that such approval is not unreasonably withheld or delayed) in connection with any Home Video or Soundtrack Album, which costs shall be deemed an expense of the Film Venture, and (C) you shall be responsible for running the Film Venture on a day-to-day basis.

     (2)  The  term  of  this  agreement  with  respect  to  the  Label  Venture
(hereinafter, the "Label Term") shall commence as of the date first written above, and shall continue in force until the later of the Film Term and the expiration of the term of the distribution agreement (as such term may be extended) ("P&D Term") to be entered into between a Person controlled by Principal (the "Indie Label") and RED Distribution, Inc. (the "RED P&D") (unless such period is extended or suspended as provided herein). After the end of the Label Term, you shall cease to be exclusive to Sony with respect to furnishing to the Label Venture artists signed to the Label and new signings of acts; the Label Venture shall continue to function with respect to (a) catalog and (b) new product from acts then under contract (i.e.. under contracts assigned to the Label Venture pursuant to subparagraph 8(a) prior to the expiration of the Label
Term), and you shall be responsible for running the Label Venture on a day-today basis. You represent and warrant that, as of the data first written above, the term of the RED P&D expires three years after the initial commercial release of the first album distributed by RED Distribution, Inc., under the RED P&D. You



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shall give Sony 30 day`s prior notices (the "Term Notice") before the expiration of the P&D Term. Sony shall have the option, exercisable within 30 days after Sony receives the Term Notice, to enter into a distribution agreement with the Indie Label on the same terms contained in the RED P&D, except that the term of such agreement shall be for a period of 3 years from commencement of the term (but in no event shall the term of such agreement end later than the Label
Term).

                  (b) The Promoter Venturer grants the Sony Venturer two (2) consecutive options to extend the Film Term for additional Contract Periods ("Option Periods"), each continuing in force until 12 months following your delivery to Sony Venturer of the DVD embodying the second of two additional Films, but in no event earlier than 6 months following the initial release in the United States of the second of such two additional Films, each upon all the terms and conditions contained herein. The Films produced and marketed by you during the Option Periods shall be referred to herein as "Option Films". The Sony Venturer may exercise each of those options by sending the Promoter Venturer a notice not later than the expiration date of the Contract Period which is then in effect (the "Current Contract Period"). If the Sony Venturer exercises such an option, the Option Period concerned will begin immediately after the end of the Current Contract Period.

                  (c) Notwithstanding anything to the contrary contained in this paragraph 3, if the Sony Venturer has not exercised its option to extend the Film Term for a further Contract Period as of the date on which the current Contract Period would otherwise expire, the following shall apply:

          (i) The Promoter Venturer shall send the Sony Venturer notice (an "Option Warning") that its option has not yet been exercised.

          (ii) The Sony Venturer shall have the right to exercise the applicable Contract Period option by sending a notice to the Promoter Venturer hot later than the date ten (10) business days after its receipt of the Option Warning (the "Extension Period").

          (iii)The current Contract Period shall end on either the last day of the Extension Period or the date of the Sony Venturer`s notice (the "Termination Notice") to the Promoter Venturer that the Sony Venturer does not wish to exercise such option, whichever is sooner.

          (iv) For the avoidance of doubt, nothing herein shall limit the Sony Venturer`s right to send a Termination Notice to the Promoter Venturer at any time, nor limit the Sony Ventures right to exercise a Contract Period Option in accordance with section 3(b) above, notwithstanding any failure by the Promoter Venturer to send Sony an Option Warning in accordance with section 3(c)(1) above.

4. Key Man/Exclusivity. (a) Christopher Schwartz (the "Principal") shall be treated as a so-called key man. During each of the Film Term and the Label Term, neither you nor the key man shall be allowed (either as an individual or d/b/a,



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or  through  any  partnership  of which he or it is a partner,  or  through  any corporation or other legal entity controlled by him or it) to furnish recording artists or films to companies other than Sony or the Venture (except pursuant to subparagraph 8(g) below), or to market or promote recording artists or films for such companies. The key man shall render his exclusive services to the Venture throughout the Film Term and the Label Term in respect of finding end furnishing recording artists and the making, marketing, distribution and other exploitation of films and Records; provided, however, that the key man may furnish recording artists to the India Label; provided further that such recording artists are distributed under the RED P&D. For the avoidance of doubt, (i) during the Film Term and the Label Term the Principal may not create a record label or, except pursuant to subparagraph 8(g) below, furnish artists to any company other than Sony, the Venture and/or the Label and (ii) the Principal shall not be deemed in breach of this subparagraph 4(a) solely due to Principal being the CEO of
TriMedia  Entertainment  Group  Inc.  ("TriMedia");   provided,   however,  that
Principal`s duties as CEO of TriMedia are consistent with his duties hereunder and that such position does not constitute a conflict of interest with respect to the Venture.

(b) Principal represents and warrants that he controls Promoter Venturer. The Promoter Venturer hereby agrees that if Principal ceases to control Promoter Venturer at any time during the Film Term or the Label Term, then, at Sony`s option, (i) Promoter Venturer will assign all of its rights under this agreement to Principal (or an entity of which Principal is the principal or which is otherwise owned and/or controlled by Principal), and such assignee shall assume all of Promoter Venturer`s obligations hereunder, or (ii) this agreement shall continue in full force and effect with Promoter Venturer. In addition, if Principal ceases to control Promoter Venturer at any time during the Film Term or the Label Term, Principal hereby agrees to grant Sony the right to participate in any future venture or entity involved, in whole or in part, in the film or record business under similar terms to the terms hereunder, provided that an agreement between the parties Is entered into within one year of the date that the Principal notifies Sony that he has ceased to control Promoter Venturer.

5. Business Plan and Budget. At least 45 days prior to the commencement of each Contract Year or at such other time prior to the commencement of each Contract Year as the Sony Venturer shall reasonably request, the Promoter Venturer shall submit to the Sony Venturer a detailed business plan for the Venture for the approval of the Sony Venturer (as so approved by the Sony Venturer, the "Plan"). Promoter Venturer shall submit to the Sony Venturer the detailed business plan for the for the Initial Contract Year of the Venture within 90 days of the date first written above for the approval of the Sony Venturer. For each Contract Year thereafter, the Plan shall contain information of a type substantially similar to that included in the Plan for the initial Contract Year, including, without limitation, the particular line items on the budget contained herein. The Plan shall, among other things, include a projected release schedule, a projected profit and loss statement with all appropriate line items for the upcoming fiscal year, and projections for the number of each Record to be sold during the upcoming Contract Year. Approval of each Plan by the Sony Venturer shall not be unreasonably withheld nor delayed. The Venture shall not make any material expenditure or incur any material expense not provided for in the Plan for the relevant Contract Year or otherwise provided for in this agreement without the prior written consent of each Venturer. For the avoidance of doubt, no monies payable or paid by you or Sony Venturer in respect of overhead costs of the Venture shall be deemed expenses of, or charged to, the Venture, except as specifically provided for herein (e.g., manufacturing and distribution costs and marketing costs (subject to subparagraph 10(a)).

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6.  Distribution  Fee/Manufacturing.  (a) (1) The Sony Venturer shall perform or shall cause to be performed distribution in the United States for the Venture in a manner consistent with Parent`s or its Affiliates` performance of such services for similarly situated joint ventures, partnerships or affiliated labels of Parent. Subject to the provisions of this subparagraph 6(a), with respect to the Film Venture, the fee for such distribution (the "Film Distribution Fee") shall be (i) in respect of the initial Film Term, (A) 20% of the Net Billings of the Film Venture, (B) 19%, rather than 20%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Film Venture with respect to a particular Film in excess of Ten Million Dollars ($10.000,000) and (C) 18%, rather than 19%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Film Venture with respect to a particular Film in excess of Fifteen Million Dollars ($15,000,000) (in each owe excluding mutually approved co-op advertising costs; provided, however, that, co-op advertising costs not in excess of 3% shall be deemed approved); (ii) in respect of the first Option Period, (A) 19% of the Net Billings of the Film Venture, (B) 18%. rather than 19%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Film Venture with respect to a particular Film in excess of Ten Million Dollars ($10,000,000) and (C) 17%, rather than 18%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Film Venture with respect to a particular Film in excess of Fifteen Million Dollars ($15,000,000) (in each case excluding mutually approved co-op advertising casts; provided, however, that co-op advertising costs not in excess of 3% shall be deemed approved); and (iii) in respect of the second Option Period, (A) 18% of the Not Billings of the Film Venture, (B)17%, rather than 18%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Film Venture with respect to a particular Film in excess of Ten Million Dollars ($10,000,000) and (C) 16%, rather than 17%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Film Venture with respect to a particular Film in excess of Fifteen Million Dollars ($15,000,000) (in each case excluding mutually approved co-op advertising costs; provided, however, that co-op advertising costs not in excess of 3% shall be deemed approved). The Promoter Venturer hereby acknowledges and agrees that it is anticipated that Columbia Tristar Home Entertainment ("Columbia Tristar") will perform distribution, on behalf of the Sony Venturer, in the United States and/or Canada of the Home Video embodying the First Film. Notwithstanding anything herein to the contrary, (1) the terms of the distribution with respect to the Home Video embodying the First Film (including, without limitation, the distribution fee and all other costs associated therewith) shall be as agreed in writing between Sony and Columbia Tristar (the "Columbia Tristar Agreement"), and (11) to the extent the Sony Venturer causes another Person to perform distribution in the United States and/or Canada of Home Videos embodying any Film for the Film Venture, the terms of the distribution with respect to such Horse Video (including, without limitation, the distribution fee and all other costs associated therewith) shall be as agreed in writing between Sony and such other Person (and Sony shall provide you with a redacted copy of such agreement); provided that solely with respect to Home Videos embodying a Film (other than the First Film), you shall have approval over the material terms of such distribution agreement other than the distribution fee, which approval shall not be unreasonably withheld. The Sony Venturer shall provide Promoter Venturer with a redacted copy of the Columbia Tristar Agreement promptly following the full execution thereof.

         (2) With respect to the Label Venture, the fee for such distribution (the "Label Distribution Fee"; the Label Distribution Fee and the Film Distribution Fee are collectively referred to herein as the "Distribution Fee") shall be (i) in respect of the Initial Label Term, (A) 20% of the Net Billings

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of the Label  Venture,  (B)19%,  rather  than  20%,  of the Net  Billings,  on a prospective basis, solely with respect to Net Billings of the Label Venture in any Contract Year in excess of Ten Million Dollars ($10,000;000) and (C) 18%, rather than 19%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Label Venture in any Contract Year in excess of Twenty Million Dollars ($20,000,000) (in each case excluding co-op advertising costs); (ii) in respect of the first Option Period, (A) 19% of the Net billings of the Label Venture, (B) 19%, rather than 18%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Label Venture in any Contract Year in excess of Ten Million Dollars ($10,000,000) end (C) 17%, rather than 18%, of the Not Billings, on a prospective basis, solely with respect to Net Billings of the Label Venture in any Contract Year in excess of Twenty Million Dollars (320,000,000) (in each case excluding co-op advertising casts); and (iii) in respect of the second Option Period, (A) 18% of the Net Billings of the Label Venture, (B) 17% rather than 18%, of the Net Billings, on a prospective basis, solely with respect to Net Billings of the Label Venture in any Contract Year in excess of Ten Million Dollars ($10,000,000) and (C) 16%, rather than 17%, of the Net Billings, an a prospective basis, solely with respect to Net Billings of the Label Venture in any Contract Year in excess of Twenty Million Dollars ($20,000,000) (in each case excluding co-op advertising costs).

                  (b) Distribution. promotion. and other customary label services outside the United States shall be performed by Affiliates or Licensees of Parent an the terms and subject to the payment of the license fees set forth on Schedule 8 hereto.

                  (c) To the extent not covered by subparagraphs 6(a) or 6(b) above, all products, Master Recordings and other assets of the Venture, whether tangible or intangible, of the Venture shall be exploited as the Venturer`s shall mutually determine.

Sony will also handle all manufacturing for the Venture, which services shall be at the prices in the U.S. equal to those charged to Sony`s wholly-owned record labels for such services, as such prices may vary from time to time.

7. Accounting. Within 45 days after the close of each fiscal quarter of the Venture, the Sony Venturer on behalf of each of the Film Venture and the Label Venture shall cause to be prepared and submitted to each Venturer a statement of profit and loss for such fiscal quarter. Within 90 days after the close of each fiscal year of the Venture, the Sony Venturer on behalf of each of the Film Venture and the Label Venture shall cause to be prepared and submitted to each Venturer the following financial statements: (i) a balance sheet of the Film Venture and the Label Venture, as applicable, as at the end of the fiscal year and (ii) a statement of profit and loss for such fiscal year, which shows the items necessary to calculate the Profits for such fiscal year. For the avoidance of doubt, the Film Venture and the Label Venture shall be uncrossed and shall be accounted for an a separate basis. The Promoter Venturer may, at its own expense, examine the Sony Venturer`s books and records which report the number of Records manufactured, the sales of Records and other transactions solely to the extent, if at all, they relate to the calculation of Revenues, Gross Billings and Profit of the Film Venture or the Label Venture. The Promoter Venturer may make those examinations only for the purpose of verifying the accuracy of the statements sent to the Promoter Venturer under this paragraph. The Promoter Venturer may make such an examination for a particular statement only once, and only within three (3) years after the date when the Sony Venturer

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sends such statement to the Promoter Venturer. Notwithstanding anything to the contrary in this paragraph 7, the accounting hereunder shall be in a manner consistent with the provisions regarding accounting contained in the Prior Agreement.

B. LABEL VENTURE

7A. Line of Credit. (a) During the Label Term and provided that neither the Promoter Venturer nor Principal is in default under any provision of this agreement, Sony Venturer will loan the Label Venture the funds It needs to cover the Label Venture`s cash needs specifically authorized in subparagraph 8(c) or as otherwise approved in writing by Sony (the "Label Venture Loans"). The loans will bear interest at a rate equal to the rate of interest per annum publicly announced by the Chase Manhattan Bank in effect at its principal offices in New York City as its "prime rate". Interest shall be calculated monthly on the average of the amount of Label Venture Loans outstanding at the beginning and the end of each month based en the "prime rate" as of the end of such month. The loans will be repaid out of the first available cash of the Label Venture. The Sony Venturer shall have no obligation to make Label Venture Loans after the expiration or earlier termination of the Label Term, except as specifically set forth herein with respect to Artist Term Contracts assigned to the Label Venture pursuant to subparagraph 8(a) prior to the expiration of the Label Term.

         (b) To provide security for the repayment of the Label Venture Loans in accordance with this agreement, the Label Venture shall and hereby does grant to the Sony Venturer or Its designee a first lien on, and a first priority security interest in all assets of the Label Venture, including, without limitation, a security interest in, or collateral assignment of, the Label Venture`s interests in any asset, whether tangible or intangible, or other property owned and/or controlled, directly or indirectly, by the Label Venture, including, without limitation, copyrights, Artist Agreements, Master Recordings, royalties, bank accounts or any proceeds thereof. The Promoter Venturer hereby appoints the Sony Venturer and its designees, and each art them, its true and lawful attorney-in-fact and agent with full power of substitution, for the Promoter Venturer (on behalf of the Label Venture), in any and all capacities, to sign, deliver and file with any appropriate public or governmental office, such mortgages, security agreements, financing statements, assignments and other documents and instruments contemplated by this subsection. Copies of any such documents and instruments signed, delivered or filed an behalf of the Promoter Venturer shall be promptly provided to the Promoter Venturer.

8. Designated and Approved Artists. (a) During the Label Term, Sony Venturer shall have the exclusive right on an artist-by-artist basis and subject in each case to your written approval. which approval shall not be unreasonably withheld or delayed, to require Label (including, for the avoidance of doubt, the Indie Label) to assign, convey and/or transfer all of Label`s rights and obligations in and to any particular recording artist (each, a "Designated Artist") whose Records are or have been distributed under the RED P&D, to the Label Venture for exploitation by the Label Venture. The foregoing shall include all recording contracts, agreements, permissions and consents relating to each Approved Artist (as defined in subparagraph 8(b) below). The Label Venture shall have the exclusive right, throughout the world, to the services of each Approved Artist and to exploit Master Recordings embodying the performances of each such Approved Artist, which rights, for the avoidance of doubt, shall survive the end of the Label Term in accordance with the Artist Term Contract (as defined below) concerned.

     (b) Promptly following Sony Venturer`s notice to you of a Designated Artist, you shall deliver to Sony Venturer for its review all agreements and documents that are reasonably related to the assignment of such Designated Artist to the Label Venture and which are necessary for Sony Venturer to evaluate your rights and obligations with respect to such Designated Artist and the suitability of furnishing such Designated Artist`s services to the Label Venture (such agreements and documents shall include, but not be limited to, all recording agreements (each, an "Artist Term Contract"), license agreements and copies of alt payments, option notices). Once Sony Venturer has designated a Designated Artist for exploitation by the Label Venture, unless you have notified Sony that you do not approve the assignment of such Designated Artist to the Label Venture pursuant to subparagraph 8(a) above neither you nor Label shall amend or modify any agreement related to such Designated Artist without Sony Venturer`s prior written consent in each instance, which consent shall not be unreasonably withheld or delayed. In the event Sony Venturer consents to such amendment or modification, you shall provide Sony Venturer with copies of all correspondence, documents and copies of executed amendments. modifications and/or agreement related thereto. If it is determined by Sony Venturer that such Designated Artist Is suitable for furnishing to the Label Venture, Sony Venturer shall give you notice of Sony`s exercise of its right to assign such Designated Artist to the Venture (the "Assignment Notice`), and you shall notify Sony whether you approve of such assignment (each such approved Designated Artist, an "Approved Artist"). Such assignment shall be deemed effective (the "Assignment Effective Date") as of the date such notice is sent by you to Sony.

     (c) You and Sony shall mutually determine in good faith the terms of the assignment to the Label Venture of the rights to each Approved Artist, taking into consideration, among other things, your out-of-packet costs incurred prior to the Assignment Effective Date in connection with the Approved Artist concerned and all monies received by or credited to you under the RED P&D with respect to such Approved Artist of the Assignment Effective Date, Sony Venturer shall loan the Label Venture all monies (including, without limitation, Recording Costs, other Advances and royalties) with respect to the creation, marketing and exploitation of Records embodying the Approved Artist`s performances on a prospective basis; provided, however, there will be no so-called "double recoupment". All such costs shall be deemed an expense of the Label Venture. Upon exercise of the assignment right by Sony Venturer, the revenues derived from the exploitation or Recordings embodying the musical performances of Approved Artists shall become subject to a 50/50 net profit-spilt arrangement by and between you following recoupment of all Recording Costs and Advances and other payments in connection therewith (as more particularly described in paragraph 9 below) and Sony Venturer, and Sony Venturer shall supply marketing and promotion services for such Approved Artist, subject to a mutually approved budget.

     (d) You and Label each warrants and represents that (A) for each artist signed to Label, that there is an agreement granting artists exclusive recording services to you (and for each artist that signs to Label during the Label Term, that there shall be an agreement granting the foregoing rights to Label); and
(B) that none of Label`s artist agreements or the RED P&D contain or shall contain any restrictions, limitations, or third-party approvals which would prevent Label from freely performing Label`s obligations to Sony Venturer or the Label Venture under this paragraph 8 (including, without limitation, assigning the rights to Artist`s recording services and to Artist Term Contracts) or which would prevent the Label Venture from freely exercising its rights with respect to an Approved Artist. Label shall disclose to each artist signed to Label, the Sony Venturers and the Label Venture`s rights under this agreement and you shall furnish to Sony Venturer and the Label Venture in a form satisfactory to Sony Venturer documentation of such disclosure.

     (e) For the avoidance of doubt, neither you nor the Label shall have the right to put any artists to the Label Venture (i.e., Sony Venturer shall have the right to accept or reject each Designated Artist); it being expressly acknowledged by the you that the failure or refusal by Sony Venturer to designate any artist shall not be deemed or construed to be a waiver by Sony of any of Its rights under this agreement, nor deemed to be a breach hereof.

     (f) As of the Assignment Effective Date, Sony shall have the right to produce and alter artwork for the packaging and advertising of the Label Venture`s Records previously released, subject to the terms of the applicable Artist Term Contract. Sony shall provide the services of its in-house Creative Services department in connection with the production of artwork for the packaging and advertising of the Label Venture`s Records not previously released. Any mutually agreed costs associated therewith shall be deemed an expense of the Label Venture.

     (g) (i) During the Label Term (the "First Refusal Period") neither you, Principal or any entity owned or controlled by you or Principal ("Controlled Entity") will furnish the services of any Designated Artist to perform or render any services for the purpose of making Records or Recordings for any Person except Sony (or the India Label in accordance with the terms of this agreement), unless: (1) you first notify Sony of the Identities of all proposed parties to the agreement pursuant to which those Records or Recordings are to be made and all of its Key Provisions (as defined in section (11) below), and (2) you offer to submit that Designated Artist to Sony under this agreement an the basis of the same Key Provisions described in your notice, if Sony accepts that offer within 30 days of its receipt of your notice, the Designated Artist will be deemed an Approved Artist under this agreement, on the terms described in the preceding sentence. If Sony does not accept that offer within 30 days after receipt of your notice, you may then enter into that proposed agreement with the same parties mentioned in your notice, provided that the agreement which you enter into with those parties is upon Key Provisions not less favorable to you, Principal, or the Controlled Entity than those set forth in your notice and offer to Sony, within 60 days after the earlier of: (1) the end of that 30-day period, or (2) the date of Sony`s notice to you rejecting your offer. If that agreement is not entered into within that B0-day period, neither you, Principal nor any Controlled Entity will furnish the services of that Designated Artist to perform or render any services for the purpose of making Records or Recordings for any Person except Sony during the First Refusal Period unless you first offer to enter into an agreement with Sony as provided in the first sentence of this paragraph.

          (ii) The term "Key Provisions," as used in this paragraph, means all provisions regarding length of term, recording commitment. compensation, and all other payments in connection with such proposed Records or Recordings (including, without limitation, recording costs and recording budgets).

9. Label Venture Profile. Subject to the next sentence, the Label Venture`s distributable positive Profits shall be paid 50% to Sony Venturer and 50% to you. No Profits shall be distributed until the line of credit has been repaid in full (together with any accrued and unpaid interest thereon), except as set forth in the following sentence. Notwithstanding that the line of credit has not been repaid in full, the Label Venture shall pay through to you 50% of your share (i.e., 25%) of the distributable positive Profits earned from arty particular Artist Agreement; provided that the account under such Artist Agreement is in a recouped position. Thereafter Profits shall be distributed in accordance with the first sentence of this paragraph 9. The Profits of the Label Venture with respect to any period shall be equal to the Revenue (i.e., the sum of (i) Net Billings in the U.S. for such period, (ii) Net Matrix income outside of the U.S. for such period (calculated as provided in Schedule B attached hereto), and (iii) all other revenues of the Label Venture not included in the foregoing representing monies actually received by, or credited to, the Label Venture during such period) less any and alt costs (without duplication) paid or incurred by the Label Venture in connection with the acquisition, creation or exploitation of Master Recordings, Videos, Records, Audiovisual Records and other tangible and intangible assets of the Label Venture or otherwise paid or incurred by the Label Venture during such period, as more specifically described in the Basic Agreement, including, without limitation, (1) the Distribution Fee,
(2) Manufacturing Costs, (3) Royalty Costs, (4) Marketing Costs, (5) Recording Costs, (6) Union Payments.

9A. Label Venture Buy-Out. At any time (i) during the 30-day period commencing 18 months following the date of expiration or termination of the Label Term (the "Label Buyout Trigger Date"), or (ii) for every two year period thereafter, during the 30-day period commencing on each biennial anniversary of the Label Buy-Out Trigger Date, either Venturer shall have the option, exercisable by sending the other Venturer a notice (the "Label Buy-Out Election Notice"), to trigger the buy-out provisions of this paragraph 9A.

     (a) A Venturer (the "Label Offeror") may deliver the Label Buy-Out Election Notice to the other Venturer (the "Label Offeree") and the Label Venture containing the following terms: (i) statement of Intent to Implement the buy/sell option pursuant to the provisions or this paragraph 9A, and (ii) a valuation stating the aggregate dollar amount (the "Label Buy/Sell Price") which the Label Offeror would be willing to receive in exchange for the Label Offeror`s interest in the Label Venture. The Label Offeree will then have the obligation either to (i) purchase all of the Label Offeror`s Interest in the Label Venture at the Label Buy/Sell Price, or (ii) sell its interest in the Label Venture to the Label Offeror for the Label Buy/Sell Price. Within 30 days after receipt of the Label Buy-Out Election Notice by the Label Offeree (the "Label Buy-Out Option Period"), the Label Offeree shall notify the Label Offeror as to whether the Label Offeree will elect to purchase the Label Offeror`s interest in the Label Venture or will elect to sell its interest in the Label Venture to the Label Offeror. If the Label Offeree does not notify the Label Offeror of its election prior to the expiration of Label Buy-Out Option Period, the Label Offeree shall for all purposes be conclusively deemed to have elected to sell its interest in the Label Venture to the Label Offeror as provided in this paragraph 9A..

     (b) (1) If either Venturer purchases the other Venturer`s Interest in the Label Venture pursuant to this Article 9A, then the selling Venturer shall also be entitled to receive the balance of all undistributed Profits, if any, attributable to his ownership interest in the Label Venture up to the end of the last complete calendar month preceding the Label Buy-Out Closing Date ("Termination Date"). The Sony Venturer shall deliver to the Promoter Venturer financial statements in order to determine the Profits distributable to each of the Venturers as of the Termination Date. At the Label Buy-Out Closing (or as soon as practicable after such financial statements are delivered) the Venturer which sold its interest shall be entitled to receive from the Label Venture (or the purchasing Venturer) an amount equal to such Profits. Additionally, fifty percent (50%) of any amounts allocated to the Sony Venturer pursuant to section 16(B)(2) and not otherwise recouped pursuant to section 16(A)(2) shall be either
(i) deducted from the price to be, paid by the Sony Venturer to purchase the Promoter Venturer`s Interest in the Label Venture or (ii) added to the price to be paid by the Promoter Venturer to purchase the Sony Venturer`s interest in the Label Venture.

                  (2) If the Promoter Venturer purchases the Sony Venturer`s interest in the Label Venture, then all outstanding Label Venture Loans (together with any accrued and unpaid interest thereon) and all unpaid or unreimbursed costs incurred by the Sony Venturer or its Affiliates that are reimbursable under this agreement and any other unpaid obligations of the Label Venture to the Sony Venturer, Parent or their Affiliates shall be due and shall be paid or repaid to the Sony Venturer or its Affiliates by the Promoter Venturer or otherwise at the Label Buy-Out Closing. If the Sony Venturer purchases the Promoter Venturer`s interest in the Label Venture, then an amount equal to all outstanding Label Venture Loans (together with any accrued and unpaid interest thereon) and all unpaid or unreimbursed costs incurred by the Sony Venturer or its Affiliates that are reimbursable under this agreement and any other unpaid obligations of the Label Venture. to the Sony Venturer. Parent or their Affiliates shall be deducted from the Label Buy/Sell Price.

                  (3) If the amount payable by the Sony Venturer would equal a negative amount as a result of the deductions provided for in this paragraph 9A, then the Sony Venturer shall pay $1.00 to the Promoter Venturer and such amount shall constitute payment in full for the acquisition of all of the Promoter Venturers interest in the Label Venture and the Sony Venturer and Parent shall have no further obligation to the Promoter Venturer hereunder.

     (c) Label Buy-Out Closing. The closing of any purchase provided for in this paragraph 9A (the "Label Buy-Out Closing") shall be held at such time and in such place as the parties may agree (such date, the "Label Buy-Out Closing Data"); provided, however, that in no event shall the Label Buy-Out Closing Date be later than the date 60 days following the date that the Label Buy-Out
Election  Notice  was  delivered  to the Label  Offeree.  At the  Label  Buy-Out
Closing,  the selling  Venturer  shall  execute  and  deliver to the  purchasing
Venturer assignments of interest, deeds, bills of safe, instruments of conveyance and other instruments as the purchasing Venturer may reasonably require, to give the purchasing Venturer (or its designee) title to all of the selling Venturer`s right, title and interest in and to the Label Venture. The applicable purchase price shall be payable in cash by wire transfer of same day funds. If the Label Offeree notifies the Label Offeror of its election to sell its interest in the Label Venture to the Label Offeror and the Label Offeror defaults in its obligations on the Label Buy-Out Closing Date to purchase the

Label Offeree`s interest in the Label Venture, then the Label Offeree shall have the option, exercisable at any time within 90 days after the failed purchase, to purchase Label Offeror`s interest in the Label Venture for a price equal to 50% of the Label Buy/Sell Price.

     (d) If the Sony Venturer acquires the Promoter Venturer`s interest in the Label Venture pursuant to this paragraph 9A, effective as of the Label Buy-Out Closing Date the Promoter Venturer shall have no further consent, approval or consultation rights with respect to the Label Venture pursuant to this agreement, any Artist Agreement and/or any other rights acquisition agreement if the Promoter Venturer acquires the Sony Venturers interest in the Label Venture pursuant to this paragraph 9A, affective as of the Label Buy-Out Closing Date the Sony Venturer shall have no further consent, approval or consultation rights with respect to the Label Venture pursuant to this agreement any Artist Agreement and/or any other rights acquisition agreement.

     (e) Indemnification after Label Buy-Out. After the Label Buy-Out Closing, the Venturer that purchased the interest of the other Venturer shall indemnify end hold harmless the Venturer that sold its interest in the Label Venture and its Affiliates against all losses, liabilities, damages, costs and expenses (including reasonable attorneys` fees and expenses) relating to the business and operations of the Label Venture both before and after the Label Buy-Out Closing; provided, that such indemnification shall not release the indemnified party for any obligation arising as a result of such Indemnified party`s breach of this agreement.

     (f) Post-Label Buy-Out. If the Sony Venturer sells its interest to the Promoter Venturer under this paragraph 9A, the Sony Venturer will retain customary record industry sell-off rights in respect of existing Records inventory for a period of nine months after the Label Buy-Out Closing (the "Label Sell-Off Period"), which rights will be exclusive (solely with respect to current configurations or Records) for the first six months of the Label Sell-Off Period and non-exclusive thereafter, and the parties will cooperate in the transition (in accordance with custom and practice in the Record Industry, including processing returns and credits) of the Label Venture`s distribution to one or more third parties following the Label Buy-Out Closing.

C. FILM VENTURE

10. Home Videos and Soundtrack Albums.

     (a) Home Videos. Sony Venturer shall have the exclusive right throughout the world and in perpetuity, to manufacture, market, distribute and otherwise exploit Home Videos in any and all formats, by any and all means now known or hereinafter created, including, without limitation, DVDs, on behalf of the Film Venture. You shall deliver each Home Video to Sony Venturer for a exclusive distribution on Home Video by the Film Venture and its licensees throughout the world and in perpetuity, by delivering all of the materials described in Schedule A hereto, to Sony`s New York City offices, in time for Sony`s production and release schedules, such that Sony may release each Home Video 30 days after the initial theatrical release in the United States of the Film embodied on such Home Video. Costs incurred by you in connection with the production of the Films, including but not limited to Home Videos Delivered to Sony Venturer, shall be deemed expenses of the Film Venture; provided, however, that in no event shall (i) costs in excess of $2.5 million (the "First Film Cap") be charged to the Film Venture in respect of the First Film (including costs allocated with the Home Video embodying the First Film), (ii) costs in excess of $1.5 million (the "Second Film Cap") be charged to the Film Venture in respect of the Second Film (including costs associated with the Home Video embodying the Second Film), and (iii) coats in excess of $2 million with respect to the first Option Period and costs in excess of $2.5 million with respect to the second Option Period (as applicable, the "Option Film Cap") be charged to the Film Venture in respect of any Option Film (including costs associated with the Home Video embodying such Option Film).

     (b) Soundtrack Albums. (1) Sony Venturer shall have the exclusive right, throughout the world and in perpetuity, to manufacture, market, and distribute Soundtrack Albums (other then the soundtrack album 16 connection with the First
Film), on behalf of the Venture. Sony Venturer and Principal shall mutually approve the significant elements of earn Soundtrack Album; provided that such approval is not unreasonably withheld or delayed by Principal. Notwithstanding the foregoing, Sony Venturer shall have complete creative control over each Soundtrack Album (including, without limitation, the right to determine which master recordings are embodied therein), subject to Principal`s pre-existing third-party contractual obligations; provided, however, that Sony Venturer shall meaningfully consult with Principal (provided that Principal is available for such consultation) regarding such creative elements Sony Venturer, on behalf of the Film Venture, shall pay all costs incurred by the Film Venture in accordance with a mutually approved budget in connection with the production and marketing of each Soundtrack Album, and such costs s all be deemed an expense of the Film Venture.

         (2) In connection with the master recording owned or controlled by Sony Venturer that is licensed by the Film Venture for inclusion on a Soundtrack Album, the Film Venture shall be charged license rates consistent with those rates charged to unaffiliated third parties for the master concerned for comparable projects. In connection with each roaster recording owned or controlled by a third party that is licensed by the Film Venture for inclusion on a Soundtrack Album, the Sony Venture shall pay all licensing fees on behalf of the Film Venture and such fees shall be deemed an expense of the Film Venture.

         (c) (1) Provided you have fulfilled all your material obligations under this agreement, Sony, on behalf of the Film Venture, shall release the Home Video in respect of the First Film (the "First Home Video") in thin United States within 3 months following the initial commercial release in the United States of the First Film. If Sony fails to do so you may notify Sony, within 60 days after the and of the 3 month period concerned, that you intend to terminate the Film Term unless Sony releases the First Home Video within 60 days after Sony`s receipt of your notice (the "First Video Cure Period"). If Sony falls to release the First Home Video in the United States before the end of the First Video Cure Period you may terminate the Film Term by giving Sony notice within 30 days after the ,end of the First Video Cure Period. On receipt by Sony of your termination notice, the Film Term shall end and all parties shall be deemed to have fulfilled all of their obligations hereunder except those obligations which survive the end of the Film Term. Your only remedy for failure by Sony to release the First Home Video in the United States shall be termination in accordance with this section 10(c)(1). If you fail to give Sony either of the notices described in the foregoing provisions of this section 10(c)(1), within the time periods specified, your right to terminate shall lapse.

     (2) (A) Provided you have fulfilled all your material obligations Under this agreement, Sony, on behalf of the Film Venture, shall release each Home Video (other than the First Home Video) in the United States within a months following the Initial commercial release in the United States of the Film embodied on such Home Video. If Sony fails to do so you may notify Sony, within 60 days after the end of the 3 month period concerned, that you intend to release or license that Home Video in the United States if Sony does not release that Home Video in the in the United States within 60 days after Sony`s receipt of your notice ("Cure Period"). If Sony fails to release the Home Video before the end of the Cure Period in the in the United States, you shall have the right to release or enter into an agreement for the release of such Home Video in the United States with a third party licensee on terms and conditions to be approved by the Sony Venturer (the "Outside Licensing Right"). If you exercise your Outside Licensing Right and you distribute any Home Video, then you shall promptly reimburse Sony for any out-of-pocket costs actually incurred by Sony with respect to such Home Video (end for the avoidance of doubt, other than as specifically set forth herein Sony shell not be entitled to share in the proceeds of the distribution of such Home Video or any other revenue with respect to the applicable Film embodied thereon). If you exercise your Outside Licensing Right and a third party licensee distributes any Home Video then (A) you shall promptly reimburse the Film Venture for master use costs actually paid or incurred by the Film Venture in respect of such Home Video, and (B) if Sony has incurred-marketing costs equal to or in excess of $40,000 in respect of such Home Video, an additional 50% of Promoter Venturer`s net revenue in respect of such Home Video shall be paid to the Film Venture. Your only remedy for failure by Sony to release a Home Video in the United States shall be to exercise your Outside Licensing Right in accordance with this subsection 10(c)(2)(A). If you fall to give Sony any of the notices described in the foregoing provisions of this subsection 10(c)(2)(A) within the appropriate time period specified in this agreement, your rights Under this subsection 10(c)(2)(A) shall lapse. A Home Video shall be deemed released. for the purposes of this subsection 10(c)(2)(A) only, when Sony has announced its availability or sale.

           (B) If Sony fails to comply with the first sentence of subsection 10(c)(2)(A) in respect of two consecutive Home Videos, you may terminate the Film Term by giving Sony notice within 30 days after the end of the Cure Period with respect to the second Home Video not released by Sony on receipt by Sony of your termination notice, the Film Term shall end and all parties shall be deemed to have fulfilled all of their obligations hereunder except those obligations which survive the end of the Film Term.

     (3) Provided you have fulfilled all your material obligations under this agreement, Sony, on behalf of the Film Venture, shall release each Home Video in each territory (other than the United States) within 3 months following your written request to Sony to release the Home Video concerned in the territory concerned (each such territory, a "Release Territory"), but in no event shall Sony be obligated to release a Home Video in any territory outside of the United States earlier than 3 months following the initial commercial release in the United States of the Film embodied on such Home Video. If Sony fails to do so you may notify Sony, within 60 days after the end of the 3 month period concerned, that you intend to release or license that Home Video in the Release Territory concerned if Sony does not release that Home Video in the in the Release Territory concerned within 60 days after Sony`s receipt of your notice ("Release Territory Cure Period"). If Sony fails to release the Home Video before the end of the Release Territory Cure Period in the Release Territory concerned, you shad have the right to release or enter into an agreement for the release of such Horne Video in the Release Territory concerned with a third-party licensee an terms and conditions to be reasonably approved by the Sony Venturer (the "Release Territory Outside Licensing Right"). Your only remedy for failure by Sony to release a Home Video in any Release Territory shall be to exercise your Release Territory Outside Licensing Right in accordance with this section 10(c)(3). If you fail to give Sony any of the notices described in the foregoing provisions of this section 10(c)(3) within the appropriate time period specified in this agreement, your rights under this section 10(c)(3) shall lapse.

        (d) Sony shall notify you no later than 3 months prior to the proposed initial theatrical release of each Film (other than the First Film) (each. a "Proposed Film Release Date") if Sony does not intend to manufacture, market and distribute a Soundtrack Album in respect of a particular Film; provided, however, that you have notified Sony of the Proposed Film Release Date with respect to such Film at least 4 months prior to such Proposed Film Release Date; provided further that if you have notified Sony of the Proposed Film Release Date with respect to such Film more than 4 months prior to such Proposed Film Release Date, then Sony shall so notify you no later than 30 days after Sony`s receipt of your notice of the Proposed Film Release Date. If Sony notifies you that It does not intend to manufacture, market and distribute a Soundtrack Album in respect of a particular Film, then you may authorize another Person to manufacture, market and distribute such Soundtrack Album. If Sony notifies you that it intends to manufacture, market and distribute a Soundtrack Album in respect of a particular Film, then you and Sony shall coordinate the release of the Film and the Soundtrack Album in respect of such Film.

11. Marketing and Funding Obligations. (a) For the avoidance of doubt. Sony Venturer shall not be responsible for paying or contributing any monies to you or an behalf of the Film Venture (including, without limitation, any profit advances, loans, overhead, production or salary costs), except marketing costs in respect of Home Videos as specifically set forth in subparagraph 11(c) below.

         (b) (1) The Promoter Venturer shall have responsibility for and agrees to undertake all activities relating to the marketing, publicity and promotion of Films on behalf of the Film Venture, subject to any marketing fund budget set forth to the Plan and the limitations set forth in the next sentence. Prior to undertaking any such marketing, publicity or promotion activities or related expenditures, the Promoter Venturer will consult with the Sony Venturer in respect of a detailed marketing campaign outline with respect to each Film, covering, among other things, home video production, advertisement, merchandising and promotion expenses and plans.

                  (2) The Sony Venture shall have responsibility for and agrees to undertake all activities relating to the marketing, publicity and promotion of Home Videos and Soundtrack Albums on behalf of the Venture, subject to the limitations set forth in subparagraph 11(c). Sony shall consult with Promoter Ventures in respect of all significant elements of Sony`s marketing plan in the United States in respect of each Home Video and Soundtrack Album released hereunder; provided that Promoter Venturer is available for such consultation.

     (c) You shall pay all production and marketing casts in connection with the Films (the "PV Amount"). In respect of the First Film, actual coats incurred by you not in excess of the First Film Cap shall be deemed expenses of the Film Venture, unless a higher amount is preapproved by Sony in writing. In respect of each Film (other than the First Film), actual costs incurred by you not in excess of the Second Film Cap (or the Option Film Cap, as applicable) shall be deemed expenses of the Film Venture, unless a higher amount is pre-approved by Sony in writing. Sony shall pay on behalf of the Film Venture out-of-pocket marketing costs in connection with Home Videos embodying each of Film (such costs together with all other costs paid by Sony hereunder, the "Sony Amount"). All such costs incurred by Sony shall be deemed expenses of the Film Venture. For the avoidance of doubt, you shall be solely responsible for all other Film Venture costs (including, without limitation, overhead costs and salary costs) except as specifically set forth in subparagraph 10(b) above and excluding manufacturing and distribution costs.

12. Home Video Royalties. Subject to (a) Sony Venturer`s receipt of documentation satisfactory to Sony Venturer and (b) each Venturer`s pre-approval of such costs in each instance, the Film Venture will pay actual third-party royalty costs (including artist and producer royalties and synchronization fees, if any) in connection with Home Videos distributed hereunder, but in no event shall (i) any such costs be payable to Promoter Venturer or Principal, or (ii) any such costs be payable prior to the Breakeven Point (as defined in paragraph 15 below) with respect to the Film concerned.

13. Sony Tracks. Sony Venturer shall license to the Film Venture master recordings owned or controlled by Sony Venturer solely for inclusion in a Film (other than the First Film), on Home Videos embodying such Film and the Soundtrack Album released in connection therewith; provided, however, that the artist concerned consents to such license. Sony Venturer shall charge the Film Verdure licensing fees in connection therewith at a mutually determined rate consistent with the rates charged by Sony to other third parties for comparable projects. Sony Venturer will use best reasonable efforts to refrain from licensing master recordings owned or controlled by Sony Venturer embodied on a Soundtrack Album hereunder to any Person other than the Film Venture for 6 months following the initial commercial release of the Soundtrack Album concerned; provided, however, that in no event shall Sony`s failure to comply with this sentence be deemed a breach of this agreement.

14. Holdback. You shall not license, release or cause the release of any television broadcasts embodying a Film, in whole or in part, prior to the date that is 6 months after the date of the initial release in the United States of the Home Video released by Sony in connection with the Film concerned.

15. Film Venture Net Profits. Subject to the next sentence, in respect of each Film (including the Home Video embodying such Film and the Soundtrack Album associated therewith), the Film Venture`s distributable positive Profits shall be paid as follows: (x) to Sony Venturer an amount equal to the total Profits in respect of such Film multiplied by a fraction, the numerator of which is the aggregate Sony Amount in respect of such Film, and the denominator of which is the sum of (i) the aggregate Sony Amount in respect of such Film and (ii) the PV Amount in respect of such Film (provided, however, in no event shall the PV Amount exceed for purposes of this paragraph 16 more than, as applicable, the First Film Cap, the Second Film Cap or the Option Film Cap (the "Capped PV

Amount"), and (y) to you an amount equal to the total Profits in respect of such film multiplied by a fraction, the numerator of which is the Capped PV Amount in respect of such Film, and the denominator of which is the sum of (i) the aggregate Sony Amount in respect of such Film and (ii) the Capped PV Amount in respect of such Film until such time (the "Breakeven Point") that (a) Sony has recovered the aggregate Sony Amount in respect of such Film previously paid by Sony on behalf of Film Venture, and (ii) you have recovered the Capped PV Amount in respect of such Film previously paid by you on behalf of Film Venture. After the Breakeven Point has been reached, the Film Venture`s distributable positive Profits in respect of such Film shall be paid fifty percent (50%) to you and fifty percent (50%) to Sony Venturer, for the avoidance of doubt, the fact that one or more of the Films is unrecouped shall not affect the Profits payable with respect to any other Film. The Profits of the Film Venture with respect to a particular Film (or Horne Video embodying such Film and the Soundtrack Album released in connection therewith) with respect to any period shall be equal to the Revenue in respect of such Film (including the Home Video embodying such Film and the Soundtrack Album associated therewith) (i.e., the sum of (i) Net Billings in the U.S. for such period, (ii) Net Matrix Income outside of the U.S. for such period (calculated as provided in Schedule B attached hereto), and
(iii) all other revenues of the Film Venture not included in the foregoing representing monies actually received by, or credited to, the Film Venture during such period) less any and all actual costs (without duplication) paid or incurred by the Film Venture with respect to a particular Film (or Home Video embodying such Film and the soundtrack Album released in connection therewith) in connection with the acquisition, creation or exploitation of Master Recordings, Videos. Records, Audiovisual Records and other tangible and intangible assets of the Film Venture or otherwise paid or incurred by the Film Venture during such period, as more specifically described in the Basic Agreement, including, without limitation, (1) the Distribution Fee, (2) Manufacturing Costs, (3) Royalty Costs, (4) Union Payments; Provided, however. such costs shall not, include the Capped PV Amounts or the Sony Amount. For the avoidance of doubt, you shall be solely responsible for any amount incurred an behalf of the Film Venture in excess of the sum of the Sony Amount and Capped PV Amount.

15A. Film Venture Buy-Out. At any time (i) during the 30-day period commencing 18 months following the date of expiration or termination of the Film Term (the "Film Buy-Out Trigger Date"), or (ii) for every two year period thereafter, during the 30-day period commencing on each biennial anniversary of the Film Buy-Out Trigger Date, either Venturer shall have the option, exercisable by sending the other Venturer a notice (the "Film Buy-Out Election Notice"), to trigger the buy-out provisions of this paragraph 15A.

     (a) A Venturer (the "Film Offeror") may deliver the Film Buy-Out Election Notice to the other Venturer (the TOM Offeree") and the Film Venture containing the following terms: (i) statement of intent to implement the buy/sell option pursuant to the provisions of this paragraph 15A, and (ii) a valuation stating the aggregate dollar amount (the "Film Buy/Sell Price") which the Film Offeror would be willing to receive in exchange for the Film Offeror`s interest in the Film Venture. The Film Offeree will then have the obligation either to (i) purchase all of the Film Offeror`s interest in the Film Venture at the Film
Buy/Self Price, or (ii) sell its interest in the Film Venture to the Film Offeror for the Film Buy/Sell Price. Within 30 days after receipt of the Film Buy-Out Election Notice by the Film Offeree (the "Film Buy-Out Option Period"), the Film Offeree shall notify the Film Offeror as to whether the Film Offeree will elect to purchase the Film Offerees interest in the Film Venture or will elect to call its interest in the Film Venture to the Film Offeror. If the Film

Offeree does not notify the Film Offeror of its election prior to the expiration of Film Buys-out Option Period, the Film Offeree shell for all purposes be conclusively deemed to have elected to sell its interest in the Film Venture to the Film Offeror as provided in this paragraph 15A.

     (b) (1) If either Venturer purchases the other Venturers interest in the Film Venture pursuant to this Article 15A, then the selling Venturer shall also be entitled to receive the balance of all undistributed Profits, if any, attributable to its ownership interest in the Film Venture up to the end of the last complete calendar month preceding the Film Buy-Out Closing Date ("Termination Date"). The Sony Venturer shall deliver to the Promoter Venturer financial statements in order to determine the Profits distributable to each of the Venturers as of the Termination Date. At the Film Buy-Out Closing (or as soon as practicable after such financial statements are delivered) the Venturer which sold its interest shall be entitled to receive from the Film Venture (or the purchasing Venturer) an amount equal to such Profits. Additionally, fifty percent (50%) of any amounts allocated to the Sony Venturer pursuant to section 16(B)(2) and not otherwise recouped pursuant to section 16(A)(2) shall be either
(i) deducted from the price to be paid by the Sony Venturer to purchase the Promoter Venturer`s interest in the Film Venture or (ii) added to the price to be paid by the Promoter Venturer to purchase the Sony Venturers interest in the Film Venture.

           (2) If the amount payable by the Sony Venturer would equal a negative amount as a result of the deductions provided for in this paragraph 15A, then the Sony Venturer shall pay $1.00 to the Promoter Venturer and such amount shall constitute payment in full for the acquisition of all of the Promoter Venturer`s interest in the Film Venture and. the Sony Venturer and Parent shall have no further obligation to the Promoter Venturer hereunder.

     (c) Film Buy-Out Closing. The closing of any purchase provided for in this paragraph, 15A (the "Film Buy-Out Closing") shall be held at such time and in such place as the parties may agree (such data, the "Film Buy-Out Closing Date"); provided, however, that in no event shall the Film Buy-Out Closing Date be later than the date 60 days following the date that the Film Buy-Out Election Notice was delivered to the Film Offeree. At the Film Buy-Out Closing, the selling Venturer shall execute and deliver to the purchasing Venturer assignments of interest, deeds, bills of sale, instruments of conveyance and other instruments as the purchasing Venturer may reasonably require, to give the purchasing Venturer (or its designee) title to all of the selling Venturer`s right, title and Interest in and to the Film Venture. The applicable purchase price shall be payable in each by wire transfer of same day funds. If the Film Offeree notifies the Film Offeror of its election to sell its interest in the Film Venture to the Film Offeror and the Film Offeror defaults in its obligations on the Film Buy-Out Closing Date to purchase the Film Offeree`s interest in the Film Venture, then the Film Offeree shall have the option, exercisable at any time within 90 days after the failed purchase, to purchase Film Offeror`s interest in the Film Venture for a price equal to 50% of the Film Buy/Sell Price.

     (d) If the Sony Venturer acquires the Promoter Venturer`s Interest in the Film Venture pursuant to this paragraph 15A. effective as of the Film Buy-Out Closing Date the Promoter Venturer shall have no further consent, approval or consultation rights with respect to the Film Venture pursuant to this agreement and/or any other rights acquisition agreement if the Promoter Venturer acquires the Sony Venturer`s interest in the Film Venture pursuant to this paragraph 15A, effective as of the Film Buy-Out Closing Date the Sony Venturer shall have no further consent, approval or consultation rights with respect to the Film
Venture  pursuant  to  this  agreement  and/or  any  other  rights   acquisition
agreement.

     (e) Indemnification after Film Buy-Out. After the Film Buy-Out Closing, the Venturer that purchased the interest of the other Venturer shall indemnify and hold harmless the Venturer that sold its interest in the Film Venture and its Affiliates against all losses, liabilities, damages, costs and expenses (including reasonable attorneys` fees and expenses) relating to the business and operations of the Film Venture both before and after the Film Buy-Out Closing; provided that such indemnification shall not release the indemnified party for any obligation arising as a result of such indemnified party`s breach of this agreement.

     (f) Post-Film Buy-Out. If the Sony Venturer sells its Interest to the Promoter Venturer under this paragraph 15A, the Sony Venturer will retain customary record industry sell-off rights in respect of existing Records Inventory for a period of nine months after the Film Buy-Out Closing (the "Film Sell-Off Period"), which rights will be exclusive (solely with respect to current configurations of Records) for the first six months of the Film Sell-Off Period and nonexclusive thereafter, and the parties will cooperate in the transition (in accordance with custom and practice in the Record Industry, including processing returns end credits) of the Film Venture`s distribution to one or more third. parties following the Film Buy-Out Closing.

D. TAX MATTERS

16.      Tax-allocations

Except as provided in this Section D, paragraph 17, Film Venture Net Income or Net Loss should be allocated pro-rata according to the allocations of Book Profits and Losses according to Section C, paragraph 15.A)

A) Net Income from the Label Venture for any tax year will be allocated to the Venturers as follows:

          1. First, to each Venturer having an adjusted capital account deficit (as defined in Regulation Section 1.704-1(b)(2)(11)(d)), in proportion to and to the extent of such capital account deficit;

          2. Second, to the Sony Venturer to onset losses previously allocated pursuant 18(B)(2) and not otherwise previously recouped pursuant to this section 10(A)(2).

          3.   Third, 50% to the Sony Venturer and 50% to the Promoter Venturer.

B) Net Loss for the Label Venture for any tax year will be allocated to the Venturers as follows:

          1. First, 50% to the Sony Venturer and 50% to the Promoter Venturer until the Promoter Venturer`s Capital Account is reduced to zero; and

          2.   Second, 100% to the Sony Venturer.

Net Income and Net Loss: the net Income and net loss of the Venture, in each case, determined in accordance with the same principles employed in determining the Venture`s taxable income for U.S. Federal income tax purposes, taking into account the full amount of any recognized gains and all items of expanse including the full amount of all recognized losses. For purposes of this computation, taxable income shall include every item requiring a separate computation under section 702(e) of the Internal Revenue Code ("IRC") and shall include any item not deductible for tax purposes and not includible for tax purposes.

17.      Special Allocations

(a) The Venture shall maintain a separate Capital Account for each of the Sony Venturer and the Promoter Venturer in accordance with IRC Section 704(b) ("Capital Account"). In addition, the provisions of the Regulations promulgated under Code Section 704(b) relating to qualified income offset, minimum gain chargeback, minimum gain chargeback with respect to Venturer nonrecourse debt, the allocation or nonrecourse deductions and the allocation of items of deduction, loss, or expenditure relating to the Venturer nonrecourse debt are hereby incorporated by reference and shall be applied to the allocation of Venture items of income, gain, loss, or deduction in the manner provided in such Regulations.

(b) As a contribution to the capital of the Venture, the Sony Venturer and the Promoter Venturer shall each transfer to the Venture One Hundred Dollars ($100). In exchange therefor, each of the Sony Venturer and the Promoter Venturer shall receive 50% of the equity interest in the Venture. For capital account maintenance purposes, any film and/or artist contracts contributed to the partnership will have a fair market value of zero.

(c) To the extent an adjustment to the adjusted tax basis of any Venture asset pursuant to section 734(b) of the Code or 743(b) of the Code is requited, pursuant to Regulations section 1.704-1(b)(2)(iv)(m)(2) or Regulation section 1.704.1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Venturer in complete liquidation of his interest in the Venture, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment decreases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specifically allocated to the Venturers in accordance with their interests in the Venture in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Venturers to whom such distribution was made in the event that Regulations
     Section 1.704-1(b)(2)(iv)(m)(4) applies.

18.      Tax Matters

(a) The Sony Venturer shall be the patty designated to receive all notices from the Internal Revenue Service which pertain to the tax affairs of the Venture. The Sony Venturer shall be designated the Tax Matters Partner under the Code, with all the rights, duties, powers and obligations provided for in sections 6221 through 6233, inclusive, of the Code.

(b) The Sony Venturer shall prepare or cause to be prepared on behalf of the Venture all tax returns or reports and upon request shall forward copies of all such tax returns or reports to the Promoter Venturer. For purposes of filling their tax returns, each of the Sony Venturer and Promoter Venturer agree to treat items relating to the Venture in a manner consistent with the treatment of such item on any tax return or report filed by the Venture.

(c) The Sony Venturer shall determine and make any and all elections for federal, state, local and foreign tax purposes, without limitation, any election, if permitted by applicable law to adjust the basis of Property pursuant to Code Sections 754, 734(b). and 743(b).

This agreement has been entered into in the State of New York, and the validity, interpretation and legal affect of this agreement shall be governed by the laws of the State of New York applicable to contracts entered into and performed entirely within the State of New York, with respect to the determination of any claim, dispute or disagreement which may arise out of the interpretation, performance or breach of this agreement.

                                        Very truly yours,

                                        SONY MUSIC, a Group of Sony Music
                                        Entertainment Inc.

                                        By
                                           ------------------------------------
                                           Ron Wilcox
                                           EVP, BA & NT, SMEI
                                           SVP, BA & ADM., Sony Music, a Group
                                           of SMEI
ACCEPTED AND AGREED:
RUFFNATION FILMS, LLC

By
  ---------------------------------

(Indie Label)
(with respect to paragraphs 3 and 8)

By
  ---------------------------------


-----------------------------------
CHRISTOPHER SCHWARTZ
(with respect to paragraph 4)

Taxpayer identification number (special security number or employer identification number __________________. Under the penalties of perjury, certify that this information is true and complete.


                                    ---------------------------
                                    For RUFFNATION FILMS, LLC

                        ASSENT AND GUARANTY OF PRINCIPAL



To induce Sony to enter into the foregoing agreement (the "Joint Venture Agreement") with RuffNation Films, LLC (the "Promoter Venturer"):

1. Christopher Schwartz (the "Principal"):

         (a) represents to Sony that he has read the Joint Venture Agreement and has consulted with or has had the opportunity to consult with a lawyer chosen by him for the purpose of having the legal effect of each of the provisions contained in the Joint Venture Agreement explained to him;

         (b) assents to the execution of the Joint Venture Agreement and agrees to be bound by all grants, restrictions, and other provisions of the Joint Venture Agreement relating to the Principal;

         (c) acknowledges that neither Sony nor the Venture shall have any obligation to make any payments to the Principal in connection with the submission of artists by the Principal or the production and/or marketing services rendered by the Principal or the fulfillment of the Principal`s other obligations under the Joint Venture Agreement; and

         (d) agrees that if during the Term RuffNation Films, LLC ("Promoter Venturer") shall cease to be entitled to furnish any of Principal`s services as contemplated by the Joint Venture Agreement, Principal shall, at the Sony Venturer`s (or the Venture`s) request, take all such steps and actions as shall give to the Sony Venturer (or the Venture) the same rights, privileges and benefits as the Sony Venturer (or the Venture) would have had under the Joint Venture Agreement and such rights, privileges and benefits shall be enforceable on the Sony Venturer`s (or the Venture`s) behalf against the Principal and all the terms and conditions contained in the Joint Venture Agreement shall be effective.

2. (a) The Principal:

                  (1) guarantees, absolutely and unconditionally, the full performance by the Promoter Venturer of all of the Promoter Venturers representations, warranties, and obligations under the Joint Venture Agreement;

                  (2) agrees to Indemnify and hold Sony and the Venture harmless from any loss, damage, liability or expense (including but riot limited to attorneys` fees and legal expenses) which arise from any failure by the Promoter Venturer to fulfill the Promoter Venturer`s representations, warranties, or obligations under the Joint Venture Agreement, or which are incurred by Sony or the Venture in the enforcement of Sony or the Venture`s rights under this guaranty of the Joint Venture Agreement as they apply to the Promoter Venturer); and

                  (3) shall notify Sony and, if applicable, the Venture promptly in writing if the Promoter Venturer shall cease to be entitled to Principal`s production services.

         (b) The Principal`s liability under this guaranty Is direct and immediate, and is not conditioned upon the pursuit by Sony or the Venture of any remedy Sony or the Venture may have against the Promoter Venturer. This guaranty shall not be revocable at any time or for any reason, including. without limitation, any modification of the Joint Venture Agreement with or without notice to the Principal. No failure by Sony or the Venture to exercise any of Sony`s or the Venture`s rights shall operate as a waiver of those rights or any other rights or remedies.

As of September 20, 2002


                                       --------------------------
                                       CHRISTOPHER SCHWARTZ

                                       SONY MUSIC, a Group of Sony Music
                                       Entertainment Inc.


                                        By
                                          -----------------------------------
                                           Ron Wilcox
                                           EVP, BA & NT, SMEI
                                           SVP, BA & ADM., Sony Music, a Group
                                           of SMEI

                                                                      Exhibit A

                             JOINT VENTURE AGREEMENT

                                     BETWEEN

                                   SONY MUSIC,
                                   A GROUP OF
                         SONY MUSIC ENTERTAINMENT, INC.

                                       AND

                      -------------------------------------

                           DATED AS OF _________, 2003

1.  DEFINITIONS...................................................................................................1
         1.01     Definitions in this Joint Venture Agreement.....................................................1
         1.02     Other Definitional Provisions..................................................................11

2.  FORMATION OF THE VENTURE.....................................................................................11
         2.01     Purpose and Formation..........................................................................11
         2.02     Name...........................................................................................12
         2.03     Principal Office...............................................................................12
         2.04     Limited Liability Company......................................................................12
         2.05     Contributions to the Venture...................................................................12

3.  TERM OF THE VENTURE..........................................................................................12
         3.01     Term...........................................................................................12
         3.02     Option Periods.................................................................................12

4.  MANAGEMENT...................................................................................................13
         4.01     General........................................................................................13
         4.02     Promoter Venturer Responsibilities and Authority...............................................16
         4.03     Sony Venturer Responsibilities and Authority...................................................20
         4.04     Employment Agreement...........................................................................22
         4.05     Business Plan; Management Reporting............................................................22

5.  FINANCE......................................................................................................22
         5.01     Fiscal Year....................................................................................22
         5.02     Budgets and Expenditures.......................................................................22
         5.03     Venture Loans..................................................................................22
         5.04     Profit Advances................................................................................22
         5.05     Books and Records..............................................................................22
         5.06     Financial Statements...........................................................................22

6.  ARTIST AGREEWNTS; RECORDING PROCEDURES.......................................................................22
         6.01     Artist Agreements..............................................................................22
         6.02     Flow-Through Clause............................................................................22
         6.03     Studio Selection...............................................................................22
         6.04     Delivery of Master Recordings..................................................................22
         6.05     Compliance with Other Requirements.............................................................22
         6.06     Obscenity and Violence.........................................................................22

7.  RIGHTS IN RECORDINGS.........................................................................................22
         7.01     Ownership of Rights............................................................................22
         7.02     Copyright Registration.........................................................................22
         7.03     Power of Attorney..............................................................................22

8.  MANUFACTURING AND DISTRIBUTION...............................................................................22
         8.01     Manufacturing..................................................................................22
         8.02     Distribution...................................................................................22
         8.03     Label Services.................................................................................22
         8.04     Other Services.................................................................................22

                                      (i)

9.  BUY-OUT OPTION...............................................................................................22
         9.01     Buy-out Option.................................................................................22
         9.02     Payments and Recoupment of Advances and Loans..................................................22
         9.03     Buy-out Closing................................................................................22
         9.04     Acquisition of Promoter Venturer`s Interest....................................................22
         9.05     Indemnification after Buy-out..................................................................22
         9.06     Post-Buyout....................................................................................22

10.  CERTAIN AGREEMENTS..........................................................................................22
         10.01    Exclusivity....................................................................................22
         10.02    Affiliated Transactions........................................................................22
         10.03    Life Insurance.................................................................................22

11.  CAPITAL ACCOUNTS............................................................................................22
         11.01    Establishment of Accounts......................................................................22
         11.02    Withdrawal.....................................................................................22
         11.03    Provision of Services..........................................................................22
         11.04    Allocations of Net Income......................................................................22
         11.05    Allocation of Loses............................................................................22
         11.06    Special Allocations............................................................................22
         11.07    Calculation and Distribution of Profits........................................................22

12.  TAX MATTERS.................................................................................................22
         12.01    Tax Matters Partner............................................................................22
         12.02    Tax Returns....................................................................................22
         12.03    Tax Status.....................................................................................22
         12.04    Tax Obligations................................................................................22
         12.05    Section 754 Election...........................................................................22

13.  SUSPENSION AND FORCE MAJEURE................................................................................22
         13.01    Suspension by the Sony Venturer................................................................22
         13.02    Force Majeure..................................................................................22

14.  TERMINATION OF VENTURE......................................................................................22
         14.01    Termination....................................................................................22
         14.02    Right to Initiate Buy-out......................................................................22
         14.03    Liquidation and Distribution...................................................................22
         14.04    Promoter Venturer Obligations with Respect to Certain Terminations.............................22
         14.05    Continuation of Venture After Expiration of the Term...........................................22

15.  REPRESENTATIONS AND WARRANTIES..............................................................................22
         15.01    Representations and Warranties of the Sony Venturer............................................22
         15.02    Representations and Warranties of the Promoter Venturer........................................22

                                      (ii)

16.  INDEMNIFICATION.............................................................................................22
         16.01    Indemnification by the he Promoter Venturer....................................................22

17.  TRANSFER AND CHANGE OF CONTROL..............................................................................22
         17.01    Transfer of Venture Interests..................................................................22
         17.02    Change Control of Promoter Venturer............................................................22

18.  MISCELLANEOUS...............................................................................................22
         18.01    Confidentiality................................................................................22
         18.02    Titles and Headings............................................................................22
         18.03    Entire Agreement...............................................................................22
         18.04    Notices........................................................................................22
         18.05    Agreements, Approval and Consent...............................................................22
         18.06    Amendment......................................................................................22
         18.07    Waiver.........................................................................................22
         18.08    Severability...................................................................................22
         18.09    Governing Law..................................................................................22
         18.10    Successors.....................................................................................22
         18.11    Counterparts...................................................................................22
         18.12    Third Parties..................................................................................22
         18.13    Further Assurances.............................................................................22


                                     (iii)

                             JOINT VENTURE AGREEMENT


     JOINT VENTURE AGREEMENT, dated as ____________, 2003 (the "Joint Venture Agreement") between SONY MUSIC, A GROUP OF SONY MUSIC ENTERTAINMENT, INC., a Delaware corporation (the "Sony Venturer"), and ____________________, a ________ [corporation] (the "Promoter Venturer").

     In consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1.       DEFINITIONS

     1.01 Definitions in this Joint Venture Agreement. For purposes of this Joint Venture Agreement, the following terms shall have the following meanings:

          "A& R": artists and repertoire.


          "Act": the Delaware Limited Liability Company Act, as amended from time to time and any successor thereto.

          "Adjusted Capital Account Deficit": with respect to any Venturer, the deficit balance, if any, in such Venturer`s Capital Account as of the end of the relevant fiscal year or other period, after giving effect to the following adjustments:

               (i) Credit to such Capital Account for any amounts which such Venturer is expressly obligated to restore, or is treated as obligated to restore, with respect to any deficit balance in its Capital Account pursuant to any provision of this Joint Venture Agreement or Regulation Sections 1.704-1(b)(2)(ii)(b)(3) and 1.704-1(b)(2)(ii)(c);

               (ii) Credit to such Capital Account for any amounts which such Venturer is (or would be) deemed to be obligated to restore with respect to any deficit balance in its Capital Account pursuant to Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5) or any successor provisions thereto; and

               (iii) Debit to such Capital Account the items described in Sections 1.704-I(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)
(d)(6) of the Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          "Administrative Services Fee": for any period, the fee paid to the Sony Venturer by the Venture pursuant to subparagraph 4.03(h).

          "Affiliate": with respect to any Person, any other Person, controlled by, controlling, or under common control with, such Person including, without limitation, stockholders, and joint venturers and other partners.

          "Album(s)": one or more audio-only Records, at least forty (40) minutes in playing time, and embodying at least eight (8) Master Recordings of different musical compositions sold in a single package.

          "Artist": an individual or group who creates musical recordings or performances, including a musical recording or performing group. A musical recording or performing group consisting of more than one performer shall be deemed to be a single Artist hereunder.

          "Artist Advance": All sums paid or credited to or on behalf of any Artist in accordance with the applicable Artist Agreement, other than Artist royalties or mechanical royalties payable thereunder.

          "Artist Agreements": agreements entered into from time to time between the Venture and Artists or other Persons furnishing the services of Artists, in each case, regarding, inter alia, the production of Master Recordings to be acquired by the Venture, and other agreements regarding the acquisition by the Venture of rights in, inter alia Master Recordings.

          "Artist Delivery Commitment": as defined in subparagraph 4.02(c).

          "Artist`s Recording Commitment" or "Recording Commitment": as defined in Appendix A.

          "Artwork": as defined in subparagraph 4.03(f).

          "Audiovisual Record": any Record which embodies, reproduces, transmits or otherwise communicates visual images whether or not the interaction of a consumer is possible or necessary for the visual images to be utilized or viewed.

          "Business Activities": as defined in subparagraph 4.01(c).

          "Buy-out Closing": closing of the purchase provided for in Article 9.

          "Buy-out Election Notice": as defined in paragraph 9.01.

          "Buy-out Price Notice": as defined in paragraph 9.01.

          "Buy-out Trigger Date": the expiration date of the Term, as such date may be extended in accordance herewith, or if earlier, upon the occurrence of an event described in clause (ii), (iii) or (iv) of paragraph 14.01.

          "Capital Account": as defined in paragraph 11.01.

          "Carrying Value": with respect to any Venture asset, such asset`s adjusted basis for U.S. federal income tax purposes, except that the initial Carrying Value of any asset contributed by a Venturer to the Venture shall be the fair market value of such asset and the Carrying Values of all Venture assets shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in Regulations Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of (a) the date of the acquisition of any additional Venture interest by any new or existing in exchange for more than a de minimis capital contribution; (b) the date of the distribution of more than a de minimis amount of Venture property to a Venturer; (c) the date a Venture interest is relinquished to the Venture or (d) the date of the termination of the Venture under Section 708(b)(i)(B) of the Code; provided, however, that adjustments pursuant to clauses (a), (b) and (c) above shall be made only if such adjustments are deemed necessary or appropriate by the Venturers to reflect the relative economic interests of the Venturers. The Carrying Value of any Venture asset distributed to any Venturer shall be adjusted immediately prior to such distribution to equal its fair market value. Depreciation shall be calculated by reference to Carrying Value, instead of tax basis once Carrying Value differs from tax basis.

                  "Club Operations": any direct sales to consumers through a record club (for example, sales through Columbia House or BMG Direct in the United States, or Bertelsmann in Europe).

          "Code": the Internal Revenue Code of 1986, as amended.

          "Contract Period": the Initial Contract Period or any Option Period.


          "Contract Year": each successive 12-month period during the Term, beginning on the Effective Date, as such periods may be suspended or extended from time to time as provided herein.

          "Controlled Entitles": any Person controlled by, controlling or under common control with any of the Principals or the Promoter Venturer. For these purposes, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management of any Person, whether through ownership of voting securities, by contract or otherwise.

          "Deliver" or "Delivery" or "Delivered": when used with respect to Master Recordings - means the actual receipt by the representative of the Sony Venturer or the Parent designated in each instance of fully mixed (including a mix in the 5.1 surround sound mode), edited, and unequalized and equalized Recordings (including but not limited to a final two-track equalized tape copy), satisfactory to the Sony Venturer or the Parent for the manufacture and sale of Records, and all original and duplicate Recordings of the material recorded including each multi-track master, together with all necessary licenses, approvals, consents and permissions, and all materials required to the Promoter Venturer to the Sony Venturer for use in packaging and marketing of the Records. A Recording shall not be considered satisfactory hereunder unless: (a) it is commercially and technically satisfactory to the Sony Venturer for the manufacture and sale of Records; (b) the Artist`s performance recorded in it is "first class" (as that term is understood in the record industry); (c) that performance is at least of the quality of the Artist`s prior recorded performances hereunder, or, if there are no such prior recorded performances hereunder, then of the demonstration recordings of the Artist`s performances submitted to the Sony Venturer; and (d) the Artist`s performance in the Recording concerned is in the same style as the Artist`s prior recorded performances or those demonstration recordings, and the musical material recorded in the Recording concerned is of the same genre as the musical material recorded in those prior recorded performances or demonstration recordings. An Album shall not be considered satisfactory unless the proportionate number and playing time of the Compositions in it written by the Artist is at least substantially equivalent to the proportionate number and playing time of such Compositions in each of the Artist`s previous Albums. In addition, a Record shall not be considered satisfactory if the Record includes any endorsements or so-called "commercial tie-ins" not approved by writing, or if it contains any material (e.g., lyrics) which Sony deems patently offensive or which, in the judgment of its attorneys, might subject Sony or Sony`s Licensees to unfavorable regulatory action, violate any law, infringe the rights of any Person, or subject Sony, the Venture or Sony`s Licensees to liability for any reason- In lieu of the physical delivery to the Sony Venturer`s designated representative of all of the original and duplicate Master Recordings concerned, the Promoter Venturer or Artist may provide written notice to the Sony Venturer`s designated representative in a form acceptable to the Sony Venturer which, to the Sony Venturer`s satisfaction, enables the Sony Venturer at the Sony Venturer`s discretion to control and/or to take possession of the original and duplicate Master Recordings concerned at the studios or other facilities at which such Master Recordings are maintained. Each Master Recording shall be clearly marked to identify the Artist concerned as the recording artist, and to show the title(s) of the Composition(s) and recording date(s). The Promoter Venturer shall Deliver to the Sony Venturer as part of the Delivery obligations hereunder a track-by-track list ("Personnel List") of all featured vocal performers, background vocal performers and instrumental performers on each Master Recording identifying their performances. The payment of any movies due in respect of the Delivery of Master Recordings hereunder shall not be deemed to be a waiver of the Promoter Venturer`s obligation to obtain and furnish clearly marked Master Recordings as aforesaid, the Personnel List and all necessary licenses, approvals, consents and permissions and shall not be deemed to be a waiver of these Delivery obligations. For purposes of calculating any time periods tied to Delivery of Master Recordings hereunder, only, and notwithstanding anything expressed or implied elsewhere herein, completion of Delivery shall be deemed to have occurred upon the last day of the month in which Sony receives notice from the Promoter Venturer confirming that the Promoter Venturer has Delivered all of the Master Recordings concerned and fulfilled all of these obligations with respect thereto.

          "Depreciation": for any period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be determined in accordance with the principles of section 704(c) of the Code.

          "Direct Club Operation": a Club Operation conducted directly by the Sony Venturer and not by another Person through a licensing arrangement with the Sony Venturer (with respect to distribution in the United States). For example, Columbia House in the United States is not a "Direct Club Operation".

          "Disability of the Principal": means illness or other physical or mental disability or incapacity of the Principal which, in the Sony Venturer`s judgment the Sony Venturer has substantially prevented the Principal from performing the Principal`s duties during any period of 90 consecutive days or for 90 days during any period of 180 consecutive days, and which can reasonably be expected to continue in the judgment of a physician selected by the Sony Venturer.

          "Dissolution Event": any event which would cause a dissolution of the Venture pursuant to Section 18-80I of the Act.

          "Distribution Fee": for any the fee paid to the Sony Venturer by the Venture pursuant to paragraph 8.02.

          "Effective Date": [INSERT DATE]

          "Employment Agreements": the employment agreements, in the form of Exhibit A, to be entered into between the Venture and each of the Principals pursuant to paragraph 4.04.

          "Fund Calculation Formula": sixty-six and two-thirds percent (66 2/3%) of whichever of the following amounts is less:

               (i) the amount of the royalties credited on USNRC Net Sales of the Album recorded pursuant to the Artist concerned`s Recording Commitment under the applicable Artist Agreement which was released most recently before the Delivery of the Album concerned, as determined by the Sony Venturer from the Sony Venturer`s most recent monthly trial balance accounting statement before the date on which the Album concerned is Delivered or required to be Delivered under the applicable Artist Agreement (whichever date is earlier), after deduction of reserves for returns and credits; or

               (ii) the average of the amounts of such royalties on the two (2) Albums recorded pursuant to the Artist concerned`s Recording Commitment under the applicable Artist Agreement which were released most recently before the Delivery of the Album concerned.

          "GAAP": generally accepted accounting principles in the United States in effect from time to time.

          "Gross Billings": or any period, all monies actually received by, or credited to, the Ventures with respect to exploitations of Master Recordings hereunder, including but not limited to monies payable to the Venture as a result of the distribution of Records embodying such Master Recordings throughout the Territory in accordance with paragraph 8.02, exploitation of the Master Recordings in the so-called "special products" market, and the licensing of such Master Recordings to third parties, but excluding actual free goods and actual discounts, but before provision for returns, reserves or credits.

          "Inception of Recording": the first recording of performances or other sounds with a view to the eventual fixation of a Master Recording. Master Recordings "from the Inception of Recording" include, without limitation, all rehearsal recordings, "outtakes", and other preliminary or alternative versions of Recordings hereunder which are created during the production of Master Recordings hereunder.

          "Indemnified Parties": as defined in subparagraph 16.01(a).

          "Initial Contract Period": as defined in paragraph 3.01.

          "Interim Statement": as defined in paragraph 9.01.

          "Licensees": a licensee of rights from the Sony Venturer, including, without limitation, wholly or partly owned subsidiaries, affiliates and other divisions and components of the Parent.

          "Losses": as defined in subparagraph 16.01(a).

          "Manufacturing Costs": for any period, all costs and expenditures incurred or paid by the Venture in connection with the manufacturing of Records (whether sold, scrapped or remaining in inventory) embodying Master Recordings which are customarily recognized as manufacturing costs in the U.S. recording industry, whether payable by or on behalf of the Venture, to the Sony Venturer, Parent, any of its Affiliates or other third parties, including, without limitation, the following:

               (a) the costs of manufacturing, pressing and duplicating Records in all configurations which embody Master Recordings, including, without limitation, black-vinyl discs, cassette tapes and compact discs, and also including, without limitation, the costs of making the glass masters, loop bin masters, metal parts and masters (including lacquer, copper and other equivalent masters), mothers, stampers and test pressings;

               (b) the costs of manufacturing and reproducing the Record packaging, including but not limited to liner notes, inserts, jackets, jewel boxes and labels, for Records embodying Master Recordings;

               (c) the costs of preparing the packaging for Records embodying Master Recordings so that such Records are in condition for distribution; and

               (d) the costs of storage and warehousing of Records embodying Master Recordings at the Record manufacturing facilities (including, without limitation, per unit charges for refurbishing, restocking, scrapping, drilling, disposal and obsolescence).

          "Marketing Costs": for any period, all costs and expenditures incurred or paid by the Venture in connection with the marketing, advertising (including so-called "cooperative advertising") and promotion of Master Recordings and Records embodying Master Recordings in the United States which are customarily recognized as marketing, advertising and promotion costs in the U.S. recording industry, whether payable to or on behalf of the Venture by the Sony Venturer, Parent, any of its Affiliates or other third parties including, without limitation, the following:

               (a) the costs of marketing and selling Records embodying Master Recordings, including, without limitation, the costs of creating, producing and delivering audiovisual reproductions of Artist`s performances of Master Recordings in the form of "videos", all advertising costs, radio, television or online promotion (including, without limitation, independent promotion, contests, research samplers, radio dates and time buys), the costs of materials relating to or utilized in connection with the preparation of advertising or merchandising campaigns and displays, tickets for Artist`s public performances, touring support costs, press and publicity costs, internet marketing costs

(including web site development and maintenance), retail marketing, giveaway product including promotional and commercial product and any payment to or cost incurred by Parent for the services of its marketing, promotion and/or publicity departments or that are otherwise authorized by the Promoter Venturer;

               (b) the costs of creating and producing Record artwork and packaging, including, without limitation, the cost of artwork, photographs and color separations for Record covers, sleeves and other packaging elements; and

               (c) all other costs of marketing and selling (including, but not limited to, merchandising, advertising and promoting) Records or other types of recordings embodying Master Recordings or otherwise exploiting Master Recordings.

          "Master Recordings": each Recording made, furnished to or otherwise acquired by the Venture under this Joint Venture Agreement, an Artist Agreement, or any other agreement.

          "Material  Default":  Any one (1) or more of the  following  acts by a
Principal:

               (a) The Principal`s conviction (treating a nolo contendere plea as a conviction) of a felony (whether or nor any right to appeal has been or may be exercised);

               (b)   The   commission   of   fraud,    embezzlement   or   other
misappropriation by the Principal:

               (c) The Principal`s failure to perform the Principal`s material duties under this Joint Venture Agreement, which failure is not cured within thirty (30) days after the date on which the Venture or the Sony Venturer gives the Promoter Venturer written notice of such failure;

               (d) The Principal`s material breach of the Principal`s obligations with respect to the Statement of Policy concerning conflicts of interest or any other rules or regulations of employment which may be adopted or amended from time to time by the Venture, a copy of which is attached hereto as Appendix C; and/or

               (e) The failure by the Principal to comply with Sections 317 and 507 of the Federal Communications Act of 1934, as amended, the rules and regulations promulgated thereunder, any other laws and regulations governing the Principal`s promotion activities hereunder, and the applicable standards of conduct set forth in the Recording Industry Association of America brochure entitled "An Action Program for the Recording Industry", a copy of which is attached hereto as Appendices D, F and F.

          "Maximum Overhead Amount": as defined in subparagraph 4.05(a).

          "Minimum Delivery Commitment": as defined in subparagraph 4.02(c).

          "Multiple Record Set" two (2) or more Records packaged and/or marketed as a single unit.

          "Net Billings": for exploitations of Master Recordings in the United States for any period, Gross Billings less amounts required for reserves, returns and credits and other allowances in accordance with Parent`s standard practices.

          "Net Income" and "Net Loss": for a tax year, the net income and net loss of the Venture, in each case, determined in accordance with the same principles employed in determining the Venture`s taxable income for U.S. federal income tax purposes, taking into account the full amount of any recognized gains and all items of expense including the full amount of all recognized losses. For purposes of this computation, taxable income shall include every item requiring separate computation under section 702(a) of the Code and shall include any items not deductible for tax purposes and not includible for tax purposes.

          "Net Matrix Income": for exploitation of Master Recordings outside of the United States for any period, the sum of (i) all royalties listed on Schedule B received by or credited to the Venture, and (ii) any other income received by or credited to the Venture not included in Gross Billings which is readily and directly attributable to the sale or other exploitation of a Master Recording outside the United States and which is not reflected in clause (i), less amounts required for reserves, returns, credits, "free goods", discounts and other allowances.

          "Option Period(s)": as defined in paragraph 3.02.

          "Overhead Costs": for any period, all overhead expenditures of the Venture, including, without limitation, such items as rent, salaries, benefits, office supplies, equipment and facilities, travel and entertainment expenditures for whatever purpose (including, without limitation, for promotional Tours) if incurred by an employee or agent of the Venture or the Promoter Venturer, fees and expenses of accountants and legal counsel, insurance expenses (including, without limitation, life insurance), and the costs for the preparation of tax returns, if any, of the Venture.

          "Parent": Sony Music Entertainment Inc.

          "Person": any natural person, legal entity, or other organized group of persons or entities, including, without limitation, corporations, partnerships, limited liability companies, limited liability partnerships, business trusts, joint stock companies, trusts, unincorporated associations and joint ventures. (All pronouns, whether personal or impersonal, which refer to Persons include natural persons and other Persons.)

          "Plan": as defined in subparagraph 4.45(a).

          "Principal(s)": [INSERT NAMES].

          "Profit Advances": means the guaranteed payments to the Promoter Venturer pursuant to paragraph 5.05, and any other advances or payments to or on behalf of the Promoter Venturer to be recouped by the Sony Venturer under subparagraph 11.07(d).

          "Profits": as defined in paragraph 11.07.

          "Promoter Party(ies)": as defined in subparagraph 4.02(e).

          "Recording": every recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, or in any other farm or format, whether now or hereafter known, which is used or useful in the recording, production and/or manufacture of Records or for any other commercial exploitation.

          "Recording Costs": all costs and expenditures, other than Manufacturing Costs and Marketing Costs, incurred or paid in connection with producing, recording and delivering Master Recordings or Records to the Venture, including, without limitation:

               (a) all union scale payments, advances and other payments to or on behalf of Artists and to any other individuals or entities rendering or furnishing services in connection with the production and recording of Master Recordings (including, without limitation, fees and advances paid to the producer(s) of Master Recordings);

               (b) all other payments which are made pursuant to any applicable law or regulation or the provisions of any collective bargaining agreement with any union or guild (including, without limitation, payroll taxes and payments to union pension and welfare funds) in connection with the production and recording of Master Recordings; and

               (c) all amounts paid or incurred for studio or hall rentals, tape, engineering, editing, mixing, dubbing, rehearsal, remixing, instrumental rentals and cartage, mastering, the costs of cutting reference discs, transportation and accommodations, immigration clearances for individuals involved in the recording process and any so-called "per diems" or living allowances for any individuals (including Artists and producers) rendering services in connection with the production and recording of Master Recordings.

          "Recording Fund": as defined in the Standard Form Agreement.

          "Record(s)": all forms of reproductions, transmissions or communications of Recordings now or hereafter known, manufactured, distributed, transmitted or communicated primarily for home use, school use, juke box use or use in means of transportation, including, without limitation, Records embodying or reproducing sound alone and Audiovisual Records.

          "Regulations": Treasury regulations promulgated under the Code, as amended from time to time.

          "Revenue": for any period, the sum of (i) Net Billings for such period, (ii) Net Matrix Income for such period and (iii) all other revenues of the Venture not included in the foregoing, representing monies actually received by, or credited to, the Venture during such period (excluding Venture Loans). Notwithstanding the foregoing, or anything to the contrary expressed or implied elsewhere in this Joint Venture Agreement, with respect to receipts payable from a Club Operation, Revenue shall specifically not include any profits received by the Sony Venturer, Parent or any of their Affiliates as a joint venturer in such Club Operation (e.g., the Columbia House Company).

          "Royalty Costs": for any period, all royalties paid or incurred by the Venture, including, without limitation, the following:

               (a)  royalties  to  artists,   producers,  sample  licensors  and
copyright owners; and

               (b) royalties for the mechanical reproduction of the musical compositions recorded in Master Recordings in Records and synchronization of the musical compositions in Videos and Audiovisual Records.

          "Side": a Retarding of a continuous performance of a particular arrangement or version of a Composition, not less than two and one-quarter (2 1/4) minutes in playing tune.

          "SMSP": Sony Music`s special products operations in the United States.

          "Sony Music": Sony Music, a Group of the Parent.

          "Special Packaging Cost(s)": costs paid or incurred by the Sony Venturer, the Parent or any of their Affiliates in creating and producing Record covers, sleeves, and other packaging elements, or in developing, hosting and maintaining websites (including the Artist Venture sites defined paragraph 7A.01 below) in excess of the following amounts: (a) Ten Thousand Dollars ($10,000) per Record far design of artwork (including expenses for reproduction rights) and for separations; (b) for Records manufactured for distribution anywhere in the Territory, packaging manufacturing costs equal to those necessary to manufacture the following packaging elements in the applicable territory: (1) for vinyl LP`s, a four-color jacket and a one-color inner sleeve; (2) for cassettes including digital compact cassettes, a six-panel inlay card with a four-color front panel and black and white other panels, and a standard color Norelco box; and (3) for compact discs and other configurations not described above, an eight-page (i.e., eight faces) booklet with four-color front and back pages and black and white other pages, and a standard color jewel box. "Color" in the preceding sentence means those colors for which the Sony Venturer, Parent or their affiliates are charged a standard fee. The packaging elements referred to in sections (b)(1), (2), and (3) above are deemed for purposes of this definition to be on standard weight paper or cardboard; and (c) Seven Thousand Five Hundred Dollars ($7,500) for website development, hosting and maintenance.

          "Standard Form Agreement": as defined in section 4.02(e)(3).

          "Term": as defined in paragraph 3.01.

          "Territory": the universe.

          "Through Normal Retail Channels": sales other than as follows: through any Club Operation; through any Direct Club Operation; any catalog Record sold by the Venture, the Sony Venturer, the Parent or its Affiliates to educational institutions or libraries, or to other clients of the Venture, the Sony Venturer, the Parent or its Affiliates for their promotion or sales incentive purposes; any Records sold in conjunction with a substantial television advertising campaign, during the calendar semi-annual period in which that campaign begins or either of the next such period; any non-catalog Records created on a custom basis for clients of the Venture, the Sony Venturer, the Parent or its affiliates; any Master Recordings leased by the Venture, the Sony Venturer, the Parent or its Affiliates to others for their distribution of Records; for promotional purposes; as surplus, overstock, or scrap; as cutouts after the listing of such Records has been deleted from the catalog of the

Venture, the Sony Venturer, the Parent or its Affiliates or the particular Licensee; as "free", "no charge" or "bonus" Records (whether or not intended for resale); to employees of the Venture, the Sony Venturer, the Parent or its Affiliates and their relatives; to radio stations; in territories where the Recordings concerned are in the public domain; Records intended for free distribution as "samplers" to automobile or audio equipment purchasers (whether or not postage, handling, or similar charges are made), or distributed for use on transportation carriers.

          "Union Payments": royalties to all unions and guilds and otherwise paid pursuant to all collective bargaining agreements based on the sale or other exploitation of Records and Audiovisual Records embodying Master Recordings or any other exploitation of Master Recordings, including, without limitation, the AF of M Music Performance Trust Fund and Special Payments Fund and AFTRA (so called "contingent scale" payments) and all other union payments accruing with respect to sales or other exploitation of Master Recordings during such period.

          "Venture": the limited liability company formed pursuant to paragraph 2.04.

          "Venture Loans": as defined in subparagraph 5.03(a)

          "Venturer": each of the Sony Venturer and the Promoter Venturer.

          "Video": an audiovisual work owned or controlled by the Venture featuring, primarily, the audio soundtrack of one (1) or more Master Recordings hereunder.

     1.02 Other Definitional Provisions.

          (a) The words "hereof`, "herein" and "hereunder" and words of similar import when used in this Joint Venture Agreement shall refer to this Joint Venture Agreement as a whole and not to any particular provision of this Joint
Venture Agreement, and Article, paragraph, section, subsection, clause and subclause references are to this Joint Venture Agreement, unless otherwise specified.

          (b) The meanings given to terms defined herein, or by reference to any other agreement, shall be equally applicable to both the singular and plural forms of such terms.

2.   FORMATION OF THE VENTURE

     2.01 Purpose and Formation. The Sony Venturer and the Promoter Venturer hereby form a joint venture for the purpose of engaging in the recorded music business, including, without limitation, the production, sale and exploitation of sound Recordings, music videos, Audiovisual Records and other audiovisual Recordings embodying Master Recordings. The business of the Venture shall be specifically limited to the purposes and duration provided in this Joint Venture Agreement. Subject to the terms and conditions contained herein, the Sony
Venturer and the Promoter Venturer shall each have a fifty percent (50%) interest in the Venture.

     2.02  Name.


          (a) The Venture shall do business under the name "___________________" or such other name or names as the parties hereto shall mutually agree consistent with the Act. Except as otherwise set forth herein, the name and any trade or service names, marks, emblems or logos used by the Venture shall be the property of the Venture, and none of the parties hereto shall have any right to use, and each of them agrees not to use, any of such names, marks, emblems or logos other than on behalf of the Venture or as otherwise agreed.

          (b) None of the Promoter Venturer, the Principal, any of their Affiliates or the Venture shall have any authority to use any name, trade or name, mark, emblem, logo or label of Parent or any of its Affiliates without the express written consent of the Sony Venturer.

     2.03 Principal Office. The offices of the Venture will be located at __________________________________________________, or such other location as may be selected jointly by the Venturers.

     2.04 Limited Liability Company. The Venture shall be a limited liability company formed pursuant to the provisions of the Act and this Joint Venture Agreement. The sole members of the Venture shall be the Sony Venturer and the Promoter Venturer, otherwise permitted hereunder and under the Act. The Sony Venturer shall cause to be filed on behalf of the Venture a certificate of formation in accordance with the Act that shall provide such provisions consistent with this Joint Venture Agreement as may be agreed to by the Sony Venturer and the Promoter Venturer. This Joint Venture Agreement shall constitute a "limited liability company agreement" under Section 18-101(7) of the Act.

     2.05 Contributions to the Venture. As contributions to the capital of the Venture, the Sony Venturer and the Promoter Venturer shall each transfer to the Venture Hundred Dollars ($100). In exchange therefor, each of the Sony Venturer and the Promoter Venturer shall receive 50% of the equity interest in the Venture.

3.   TERM OF THE VENTURE

     3.01 Term. The term of this agreement (hereinafter, the "Term") shall commence as of _______________ and shall continue in force for an initial
Contract Period consisting of ______ (__)Contract Year(s) which will end on _________________ (unless such Period is extended or suspended as provided herein) and the additional period or periods, if any, for which the Term may be extended through the Sony Venturer`s exercise of one or more of the options granted to the Sony Venturer below.

3.02  Option Periods.

          (a) The Promoter Venturer grants the Sony Venturer ____________ (__) consecutive options to extend the Term for additional Contract Periods consisting of __________ (___) Contract Year(s) ("Option Periods") each upon all the terms and conditions contained herein. The Sony Venturer may exercise each of those options by sending the Promoter Venturer a notice not later than the expiration date of the Contract Period which is then in effect (the "current Contract Period"). If the Sony Venturer exercises such an option, the Option Period concerned will begin immediately after the end of the current Contract Period.

          (b) Notwithstanding anything to the contrary contained in this paragraph 3.02, if the Sony Venturer has not exercised its option to extend the Term for a further Contract Period as of the which the current Contract Period would otherwise expire, the following shall apply:

               (i) The Promoter Venturer shall send the Sony Venturer notice (an "Option Warning") that its option has not yet been exercised.

               (ii) The Sony Venturer shall have the right to exercise the applicable Contract Period option by sending a notice to the Promoter Venturer not later than the date ten (10) business days after its receipt of the Option Warning (the "Extension Period").

               (iii) The current Contract Period shall end on either the last day of the Extension Period or the date of the Sony Venturer`s notice (the "Termination Notice") to the Promoter Venturer that the Sony Venturer does not wish to exercise such option, whichever is sooner.

               (iv) For the avoidance of doubt, nothing herein shall limit the Sony Venturer`s right to send a Termination Notice to the Promoter Venturer at any time, nor limit the Sony Venturer`s right to exercise a Contract Period Option in accordance with section 3.02(a) above, notwithstanding any failure by the Promoter Venturer to send Sony an Option Warning in accordance with section 3.02(b)(i) above.

4.   MANAGEMENT

     4.01 General.

          (a) During the Term, except as otherwise explicitly set forth herein, the business of the Venture will be managed by mutual agreement of the Venturers. During the Term, neither Venturer shall incur any liability, expense or obligation on behalf of the Venture that is not expressly authori2ed hereunder. Without limiting the generality of the foregoing, during the Term, the mutual written agreement of each of the Venturers shall be required for the following:

                    (i) any financial commitment not expressly included in a budget agreed to by the Venturers pursuant to subparagraph 4.05(a) or otherwise explicitly provided for in ibis Joint Venture Agreement;

                    (ii) any transaction riot in the ordinary course of the business of the Venture, including, without limitation, the disposition of any assets or rights other than in the ordinary course;

                    (iii) the making of any loans by the Venture;

                    (iv) any real estate transaction (including the rental of real property) (for the avoidance of doubt, each and every real lease shall be entered into solely in the name of the Promoter Venturer, and not in the name of the Venture, the Sony Venturer, Parent or any of their Affiliates, and the Promoter Venturer shall be solely responsible for any and all Overhead Costs attributable to such lease (including, without limitation, all rent, costs of office supplies, costs of equipment and facilities, and insurance expense));

                    (v) except as expressly provided in this Joint Venture Agreement, any license (except as specifically permitted hereunder), sale or transfer or other disposition of any assets (including, without limitation, the Venture`s Artist Agreements) or rights of the except in the ordinary course of business (for the avoidance of doubt, the Sony Venturer shall, on behalf of the Venture, have the exclusive authority grant all such licenses and make all such sales and other transfers in the ordinary course of business (subject to any restrictions for in this Joint Venture Agreement));

                    (vi) the granting of any powers of attorney on behalf of the Venture;

                    (vii) the granting of any security interest in any of the assets of the Venture;

                    (viii) the commencement or settlement of any lawsuit on behalf of the Venture;

                    (ix) the entering on behalf of the Venture into any business other than that for which this Venture was formed or the acquisition of any other business, company, partnership or enterprise on behalf of the Venture;

                    (x) any other act which would make it impossible or impractical to carry on the business of the Venture;

                    (xi) the opening, closing or amendment of signatory powers on any bank, trust or other account in the name of the Venture (except as provided in subparagraph 4.03(a));

                    (xii) the purchase (or other acquisition) of, or investment in, fixed assets in excess of $25,000 in any one or related series of transactions or in excess of $50,000 in any Contract Year;

                    (xiii) any transfer, license, sale or other disposition of any of the Venture`s assets, including, without limitation, the Venture`s Artist Agreements;

                    (xiv) any agreement or other transaction not specifically provided for herein between the Venture and any Venturer or the Principal, or any of their respective Affiliates including, but not limited to, the use of any Artist Agreement that (i) is not substantially in the form of the Sony Venturer`s Standard Form Agreement or (ii) contains terms but are in excess of the limits set forth in Appendix A;

                    (xv) the entering into of any agreement which can be terminated by its terms by the other party upon change in control, ownership or termination of any employee (i.e., key-man clause) or which requires payment upon the occurrence of any such event;

(xvi) the entering into of any agreement which would (A) materially interfere with the prompt performance of any Principals` or the Promoter Venturer`s obligations to the Venture or (B) contain any material restrictions on the ability of the Venture to conduct its business;

                    (xvii) any increase, decrease or other change in the capital contributions, advances or obligations to be made by or of the Venturers;

                    (xviii) any borrowings, the creation of guarantee or suretyship obligations, or the incurring of any other indebtedness or contingent indebtedness of any kind (other than Venture Loans pursuant to paragraph 5.03 and unsecured short-term trade obligations incurred in the ordinary course of the business of the Venture);

                    (xix) except as explicitly set forth herein, and subject to subparagraph 15.02(k) below, entering into any employment, consulting, union or similar agreement, or adopting any employee benefit, investment or profit sharing plan in the name of or otherwise on behalf of the Venture, or any amendment, modification or extension to any such agreement or plan, including, without limitation, any such employment, consulting, union or other similar agreement (or the amendment, modification or extension thereof) to which the Principal is a party (whether as an employee, consultant or otherwise);

                    (xx)  all   arrangements  for  the  exploitation  of  rights
acquired by the Venture, except the distribution arrangements referred to in paragraph 8.02 and except as otherwise specifically provided hereunder;

                    (xxi) the taking of any action, the foreseeable effect of which would be to jeopardize the status of the Venture as a partnership for federal and/or state income purposes; and

                    (xxii) the waiver of any exclusivity provisions under an Artist Agreement (e-g., by the granting of a so-called "sideman" clearance to a third party) or under any other exclusive arrangement to which Venture is a party.

          (b) Each Venturer shall designate by written notice to the other Venturer an individual or individuals to act on its behalf in the conduct of the business and affairs of the Venture. The designation of a representative may be changed by either Venturer in its sole discretion upon written notice of such change to the other Venturer. Subject to paragraph I8.04 below, each Venturer shall be entitled to rely on any communication received from the representative of the other Venturer as being authorized by such other Venturer.

          (c) The Promoter Venturer and Affiliates are fully aware of, have been advised and agree that the Sony Venturer, Parent and one or more of Parent`s Affiliates currently conduct, and may in the future conduct, directly or indirectly through its investments in other Persons or otherwise, business activities ("Business Activities") in the same line of business as the Venture for the benefit of the Sony Venturer, Parent and/or its Affiliates, without any benefit to the Venture, or any Promoter Party (as defined in subparagraph 4.02(e) below). Without limiting the generality of the definition thereof, the term Business Activities shall include: (i) the investment, directly or indirectly, in entities which do business with, or clients of, or which compete directly or indirectly with, the Venture and (ii) competition, directly or indirectly, with respect to Artists. Each Promoter Party hereby consents to the conduct of any Business Activities and agrees that such conduct or competition will not constitute any breach of this Joint Venture Agreement or of corporate or partnership opportunity, breach of fiduciary responsibility, conflict of interest or otherwise impose any obligation or liability on the Sony Venturer, Parent or their respective Affiliates. The Promoter Parties recognize that the manufacture and sale of Records is speculative and that neither the Sony Venturer, Parent nor their respective affiliates make any warranties, representations or guarantees with respect to the number of units of Records hereunder which will be sold.

     4.02 Promoter Venturer Responsibilities and Authority.

          (a) A&R. The Promoter Venturer shall have responsibility for the identification and submission of all Artists, to the terms and conditions of this Joint Venture Agreement. During the Term, the Promoter Venturer will follow the procedure set forth below in connection with Master Recordings made hereunder:

               (i) Prior to the commencement of recording each instance the Promoter Venturer and the Sony Venturer shall mutually agree on each of the following, in order, before the Promoter Venturer proceeds further: (A) selection of Producer; (B) selection of material, including, without limitation, the -number of Compositions to be recorded. (The Sony Venturer shall not be deemed unreasonable in rejecting any request to record an Album which would constitute a Multiple Record Set); and (C) selection of dates of recording and studios where recording is to take place, including the cost of recording at such studios. (The Sony Venturer shall only disapprove the use of a particular studio if it is not a first-class recording studio, if its use would be inconsistent with any union agreements of the Sony Venturer, the Parent or its Affiliates, if the Sony Venturer anticipates that its use would cause labor difficulties for other reasons, or if the Sony Venturer anticipates that its use would require expenditures inconsistent with the approved recording budget) No "live" Recording shall be recorded without the Sony Venturer`s prior written consent. The scheduling and booking of all studio time shall be done by the Sony Venturer in accordance with the Promoter Venturer`s reasonable requests. In addition, at least fourteen (14) days prior to the date of the first recording session for the recording of any Recordings, the Promoter Venturer shall submit to the Sony Venturer writing, for the Sony Ventures written approval, a proposed budget setting forth, in itemized detail, all anticipated Recording Costs.

               (ii) The Promoter Venturer shall notify (or shall cause the Artist concerned to notify) the appropriate Local of the American Federation of Musicians in advance of each recording session.

               (iii) As and when reasonably required by the Sony Venturer, the Promoter Venturer shall allow (and shall cause the Artist concerned to allow) the Sony Venturer`s and Parent`s representatives to attend any or all recording sessions hereunder.

               (iv) The Promoter Venturer shall timely supply (or shall cause the Artist concerned to timely supply) the Sony Venturer with all of the that the Venture needs in order: (A) to make payments due or required in connection with Master Recordings hereunder; (B) to comply with any other obligations the Sony Venturer may have in connection with the making of such Master Recordings;

and (C) to prepare to release Records derived from such Master Recordings. The Promoter Venturer shall be solely responsible for and shall pay any penalties incurred for late payment caused by the Promoter Venturer`s delay in submitting union contract forms, report forms or invoices, or other documents.

               (v) The submission of Master Recordings To the Venture will constitute the Promoter Venturer`s representation that the Promoter Venturer or the Artist concerned has obtained all necessary licenses, approvals, consents and permissions.

               (vi) No Master Recordings shall be made by or include unauthorized Sampling ("Sampling," as herein, refers to the use and reproduction of pre-existing musical material, hereinafter "Sampled Material," which is owned or controlled by any Person other than the Promoter Venturer or would not otherwise be subject to the Venture`s rights under paragraph 7.01 below, in a Master Recording hereunder.) Concurrently with the Delivery to the Venture of a Master Recording, the Promoter Venturer shall notify (or shall cause the Artist concerned to notify) the Sony Venturer in writing of the names and addresses of all recording artists, record companies, songwriters and publishers and/or any other Persons who have any right, title or interest of any kind in any Sampled Material embodied in that Master Recording. The Promoter Venturer and the Artist concerned shall responsible for obtaining all consents and licenses necessary or desirable in connection with the use and reproduction, and in connection with the licensing of the use and reproduction, of any Sampled Material in any Master Recording hereunder, so that the Venture shall enjoy perpetual otherwise granted to the Venture pursuant to paragraph 7.01 with respect to Master Recordings. At Sony Venturer`s request, the Promoter Venturer shall supply (or shall cause the Artist concerned to supply) the Sony Venturer with fully executed copies of any such consents, licenses and other related documentation. The Promoter Venturer shall be solely responsible for and shall account for and pay to any and all Persons who own or control Material any monies or other compensation to which such Persons are entitled as a result of any use hereunder by the Venture of any Master Recording embodying such Sampled Material. Notwithstanding anything to the contrary expressed or implied herein, no monies be earned by or payable to the Promoter Venturer hereunder or otherwise in connection with any Record embodying any Sampled Material, and no Master Recording embodying Sampled Material shall be deemed Delivered hereunder unless and until the Promoter Venturer has obtained (or has caused the Artist concerned to have obtained) on behalf of the Venture all rights required hereunder with respect to such Sampled Material, and, if the Sony Venturer requests, until the Sony Venturer receives documentation reasonably satisfactory to the Sony Venturer with respect thereto.

               (vii) The Sony Venturer will pay on behalf of the Venture all Recording Costs incurred in connection with Master Recordings recorded hereunder consistent with the approved budget and all required union payments.

               (viii) Nothing in this agreement shall obligate the Sony Ventura to continue or permit the continuation of any recording session or project, even if previously approved hereunder, if the Sony Venturer reasonably anticipates that the Recording Costs plus all other Artist Advances attributable to the recording session or project concerned shall exceed hundred ten percent (110%) of those specified in the approved budget therefor, or that the Recordings being produced shall not be commercially satisfactory to the Sony Venturer for the manufacture and sale of Records.

          (b) Omitted without implication.

          (c) Minimum Delivery Requirement. The Promoter Venturer shall Deliver to the Sony Venturer all Recordings required to be delivered under the Artist Agreements on or before the earlier of; (a) the date ten (10) business days after such Recordings are delivered to the Promoter Venturer, or (b) the date ten (10) business days after the last date on which such Recordings are required to be delivered the Promoter Venturer under the Artist Agreement concerned, but no later than ten (10) business days after the time delivery in Appendix A in any event (the "Artist Delivery Commitment"). The Promoter Venturer shall use its best efforts to ensure that timely and completely satisfies its Artist Delivery Commitment in accordance with the applicable Artist Agreement (the "Minimum Delivery Commitment"). If such Minimum Delivery Commitment is not satisfied, then, pursuant to paragraph 11.01, the Sony Venturer may suspend obligations hereunder until such albums are Delivered. The Term of the Joint Venture Agreement will automatically be extended during the period of any such suspension. If such suspension for more than four months, then the Sony Venturer may, at its election and without limitation of its rights, by written notice to the Promoter Venturer (x) terminate the Term, as of the date such notice is sent, and upon termination by the Sony Venturer the buy-out provisions set forth in Article 9 shall apply or (y) liquidate the Venture in accordance with the provisions of Article 14.

          (d) Omitted without implication.

          (e) Artist Submission.

          (i) The Promoter Venturer, the Principal and every Controlled Entity (each, a "Promoter Party", and collectively, the "Promoter Parties") shall submit to the Venture every Artist with whom any of the Promoter Parties either is, as of the date hereof, party to a recording agreement, or with whom any such Promoter Party proposes to enter into a recording agreement; provided that any such proposed Artist that does not comply with the limitations set forth in this Joint Venture Agreement shall be subject to the prior approval of the Sony Venturer. (A performing group will be deemed a single "Artist" the purposes of this paragraph.) Prior to submitting to the Sony pursuant to the preceding sentence, an Artist who is a party to a management agreement with the Promoter Venturer, Principal or any Controlled Entity, such party shall fully disclose to each such obligation to submit such Artist to the Sony Venturer in accordance herewith and shall furnish to the Sony Venturer in a form satisfactory to the Sony Venturer documentation executed by each such Artist acknowledging such disclosure. Artists shall be submitted to the Sony Venturer by way of a demonstration record or tape consisting of at least completed and fully mixed 45 rpm record sides or the equivalent thereof ("demo") or, at the Sony Venturer`s election either in lieu of, or in addition thereto, by way of a personal audition at a place designated by the Sony Venturer. Concurrently with each such submission, the Promoter Venturer, the Principal or any Controlled Entity shall send notice to Sony Music`s Senior Vice President, Business Affairs and Administration of the name of each artist being submitting to the Sony Venturer. Unless the Sony Venturer notifies the Promoter Venturer, the Principal or any Controlled Entity, as applicable, within thirty (30) days after such notice and the delivery to the Sony Venturer of such demo, or such audition, whichever is later, that the Sony Venturer has accepted the particular Artist, such Artist shall be deemed to be by the Sony Venturer (each such Artist, a "Rejected Artist"). The submission to the Sony Venturer of any Artist shall constitute a warranty and representation by the Promoter Venturer, the Principal or the Controlled Entity that there is or will be an Artist Agreement for such Artist`s services which enables the Promoter Venturer, the Principal or the Controlled Entity to perform its obligations to the Sony Venturer under this agreement and that the Venture shall be entitled to the services of such Artist in accordance with the terms of this agreement.

               (ii) The Promoter  Parties  warrant and represent the  following:
(A) During the Term, none of the Promoter Parties will furnish the services of any Artist for the purpose of making Records or Recordings for any Person except the Venture; (B) no Promoter Party has entered into any agreements, arrangements, or understanding with any Person other than the Venture prior to the commencement date of the Term regarding the recording services of Rejected Artists (a "Third Party Label Agreement"), including, without limitation, any such agreement, arrangement or understanding pursuant to which any Promoter Party shall have the right to submit one or more such Rejected Artists to such Person (or any subsidiary or thereof) or such Person (or any subsidiary or affiliate thereof) such Rejected Artists; and (C) none of the Promoter Parties will with respect to or enter into a Third Party Label Agreement with any Person other than the Sony Venturer during the provided that any Promoter Party shall have the tight to enter into an agreement with respect to the recording services of any particular Rejected Artist on an individual basis subject to the provisions of subsection 4.02(e)(ii)(B) above. The Promoter Venturer warrants and represents that no Person has or shall have the right to use or the use of your name or the name "[NAME OF VENTURE]", the logo, trademark or other trade symbol of any of the Promoter Parties , or the names, portraits, pictures and likenesses of the Principals or any Controlled Entity, in connection with any Records or Master Recordings embodying the performances of any Rejected Artist.

               (iii) (A) Every Artist Agreement for an Artist accepted by the Sony Venturer hereunder will contain, at minimum, the terms set forth in paragraph 6.01 hereof and Appendix A hereto, unless the Sony Venturer approves otherwise in writing in advance. Each Artist Agreement will be the same form as the Parent`s current standard form of exclusive term agreement regarding the rendition or furnishing of the services of a recording artist (as such forms may be revised by the Parent from time to time), except as the Parent shall otherwise agree in writing, a copy of which is attached as Exhibit C hereto (the "Standard Form Agreement").

                    (B) The Promoter Venturer warrants and represents that Schedule A hereto attached lists all Artists who are parties to an agreement in respect of their exclusive recording services with any Promoter Party as of the Effective Date and that the Promoter Venturer has furnished Sony with true and complete copies of all such agreements.

                    (C) Where applicable, immediately following the Sony Venturer`s acceptance of an Artist, the Promoter Venturer shall cause that Artist to enter into an exclusive term recording agreement with the Venture in accordance with paragraph 6.01 and Appendix A hereto or as provided in this section 4.02(e)(iii). The Promoter Venturer shall deliver a duplicate original of each such agreement to the Sony Venturer within ten (10) days after its execution.

                    (f) Obligation to Advise Sony Venturer-, Consultation. The Promoter Venturer shall provide the Sony Venturer with prompt written notice of all significant Occurrences in connection with the business and operations of the Venture, including, without limitation, the entering into of any Artist Agreement. Such notice shall be directed to the offices specified for notices in paragraph 18.04. The Promoter Venturer shall furnish the Sony Venturer with fully executed copies of all agreements or contracts entered into on behalf of the including all Artist Agreements or any other agreement creating any financial obligation for the Venture.

                    (g) Right of First Refusal. The Promoter Parties shall submit to the Sony Venturer every business transaction (together with a description of the terms thereof) that any Promoter Party proposes to enter into with a third party and that involves any of the same lines of business as those engaged in by the Sony Venturer, Parent or any of their Affiliates (including music publishing and merchandising). The Sony Venturer, Parent or any of their Affiliates shall have a right enter into such business transaction with any or all of the Promoter Parties, on the same terms as those submitted to the Sony Venturer and, in the event the Sony Venturer, Parent or any of their Affiliates exercises such right, the Promoter Parties shall have no right to enter into such business transaction with such third party. In the event the Sony Venturer elects not to enter into such transaction, the Promoter Patties shall be entitled to enter into such business transaction only with such third party and only pursuant to the same terms as submitted to the Sony Venturer_

                    (h) Legal and Business Affairs. The Promoter Venturer shall have all legal affairs and business affairs responsibilities for the Venture. The Promoter Venturer shall have responsibility for the negotiation, drafting and execution, on behalf of the Venture, of all Artist Agreements, and all other agreements, licenses, approvals, consents and permissions necessary for the exploitation of Master Recordings and all other products and assets of the Venture, whether tangible or intangible, subject to the terns and conditions of this Joint Venture Agreement. The Sony Venturer shall have no obligation to provide any legal services to or on behalf of the Venture. Notwithstanding the preceding three sentences, the Sony Venturer shall have the right to approve the selection of any legal representative to act on behalf of the Venture, including any attorney retained to represent the Venture in connection with any claim or litigation. The Sony Venturer shall also have the right to approve and control the course of any litigation or settlement of any such claim, and to approve any settlement relating thereto.

     4.03 Sony Venturer Responsibilities and Authority.

          (a) Financial and Accounting Matters. Subject to the terms and conditions of this Joint Venture Agreement, the Sony Venturer will control the financial and accounting of the Venture, including, without limitation, the (i) collection of all Revenues and receipts of the Venture, (ii) investment of all funds of the Venture and (iii) disbursement of all payments by the Venture. The Promoter Venturer will provide the Sony Venturer with all information necessary to make all such payments on a timely basis. The Sony Venturer may, if it so chooses, in its sole discretion, select all accountants and other professionals that perform services for the Venture_ Unless the Sony Venturer agrees to the contrary in writing in each instance,, and without limiting the generality of subparagraph 4.02(h) above, the Sony Venturer shall have no obligation for the day-to-day business and legal affairs of the Venture (including, without limitation, the drafting, negotiation and execution, on behalf of the Venture, of Artist Agreements and all other agreements, licenses, approvals, consents and permissions necessary for the exploitation of Master Recordings and all other products and assets of the Venture, whether tangible or intangible, pursuant to this Joint Venture Agreement); provided, however, that the Sony Venturer shall have exclusive authority and responsibility on behalf of the Venture for business and legal affairs pertaining to so-called "ancillary" licensing of Recordings, Records and other assets of the Venture to third parties (subject to any limitations in respect thereof elsewhere in this Joint Venture Agreement).

          (b) Manufacturing. The Sony Venturer, through itself, Parent and their respective Licensees and Affiliates, shall have exclusive responsibility for providing manufacturing services to the Venture as specified in paragraph 8.01.

          (c) Distribution. The Sony Venturer at all times shall have exclusive responsibility for providing distribution services to the Venture as specified in paragraph 8_02, and otherwise exploiting Master Recordings and all other assets of the Venture, whether tangible or intangible, throughout the Territory in any manner and in any medium.

          (d) Royalties. The Sony Venturer shall have exclusive responsibility on behalf of the Venture for the disbursement of payments of, the accounting for, and the preparation of royalty statements to Artists concerning, royalties (including mechanical royalties) for each Master Recording in accordance with the terms of the applicable Artist Agreement and such royalties. The Promoter Venturer shall provide to the Sony Venturer information necessary to determine the amount and the recipient of royalties. If the Promoter Venturer incurs any cost which would constitute a recoupable item under the applicable Artist Agreement, Promoter Venturer will promptly notify the Sony Venturer of such cost and its recoupability under such Artist Agreement.

          (e)  Other   Administrative   Matters.  The  Sony  Venturer  shall  be
responsible for such other administrative services to the Venture as the Sony Venturer and the Promoter Venturer shall mutually agree.

          (f) Artwork. The Sony Venturer, in consultation with the Promoter Venturer shall have responsibility for the preparation and delivery to the Venture of all the artwork (the "Artwork") for all Records in connection with the initial release of such Record, together with any third party releases related thereto. Matters relating to trademarks, copyrights or other notice elements of the Artwork or background thereof, including, without limitation, UPC symbols, or any disclosures deemed advisable by the Sony Venturer`s attorneys shall be subject to the Sony Venturer`s discretion. Subject to any rights of any unaffiliated third party therein, the Artwork and all related material delivered pursuant to this paragraph, including the copyrights and renewals and extensions of copyright therein and thereto, shall be the property of the Venture throughout the world in perpetuity. The logo of Parent shall appear on all Artwork in the Sony Venturer`s discretion.

          (g) Marketing and Promotion. The Sony Venturer shall have responsibility for and agrees to undertake all activities relating to the marketing, publicity and promotion of Recordings and Artists on behalf of the Venture, subject to any marketing fund budget set forth in the Plan (defined below in subparagraph 4.05(a)) and the limitations set forth in the next sentence. Prior to undertaking any such marketing, publicity or promotion activities or related the Sony Venturer will consult with the Promoter Venturer in respect of a detailed marketing campaign outline with respect to each Album (or other recording project) and Artist, covering, among other things, video production, advertisement, merchandising and promotion expenses and plans_

          (h) Administrative Services Fee. As compensation for the various services agreed to be performed by the Sony Venturer hereunder, the Sony Venturer shall be entitled to deduct and retain from Revenues of the Venture, an amount (the "Administrative Services Fee") equal to ________ (__%)of the Net Billings. In addition, the Venturer shall reimburse the Sony Venturer and its Affiliates for any out-of-pocket expenses incurred by them (except to the extent directly related to the manufacturing and distribution referred to in Article
8).

     4.04 Employment Agreement. Each Principal shall enter into an Employment the Venture in the form attached hereto as Exhibit B to provide the services required to be provided herein by the Promoter Venturer. The Sony Venturer, in its sole discretion, shall be permitted to enforce the Employment Agreements and to take all action with respect thereto on behalf of the Venture without the consent of the Promoter Venturer.

     4.05 Business Plan; Management Reporting.

          (a) Business Plan and Budgets. At least sixty (60) days prior to the commencement of each Contract Year or at such other time prior to the commencement of each Contract Year as the Sony Venturer shall request, Venturer shall submit to the Sony Venturer a detailed business plan for the Venture, which shall include an overhead budget for the next Contract the approval of the so approved by the Sony Venturer (the "Plan"). The Plan for the Initial Contract Year is attached hereto as Exhibit B. For each Contract Year thereafter, the Plan shall contain information of a type substantially similar to that included in the Plan attached hereto as Exhibit B, including, without limitation, the particular the budget contained herein. The Plan, among other things, shall include overhead, marketing and recording fund budgets not inconsistent with the parameters set forth in paragraph 5.02. The Plan shall also include a projected release schedule, a projected profit and loss statement with all appropriate items for the upcoming fiscal year, and projections for the number of each Record to be sold during the upcoming Contract Year. Approval of each Plan by the Sony Venturer shall not be unreasonably withheld and shall not be withheld by the Sony Venturer solely for the reason that the overall amount of the overhead budget is too high so long as such overall amount overhead budget does not exceed the Maximum Overhead Amount. "Maximum Overhead Amount" means the amounts specified below for each Contract Year, which amount may be increased or reduced by the mutual of the Venturers based on the performance of the Venture, including the Venture`s profitability. If the parties shall not reach on the Plan prior to the beginning of army Contract Year, the budget for the expenditures for such Contract Year shall be equal to the applicable Maximum Overhead Amount. The Venture shall not make any material expenditure or incur any material expense not provided for in the Plan for Me relevant Contract Year or otherwise provided for in this Joint Venture Agreement without the prior written consent of each Venturer. The Maximum Overhead Amount for each of the respective Contract Years of the Term is set forth below:

               Contract Year                 Maximum Overhead Amount


For the avoidance doubt, following the expiration or termination of the Term, the obligation of the Sony Venturer to provide loans, Venture Loans or other funding to cover the Overhead Costs shall cease altogether.

          (b) Management_ Information Systems and Reporting. The Promoter Venturer, with the assistance of the Sony Venturer, shall and maintain standard management reporting systems and will prepare standard periodic management reports regarding, among other things, release schedules, Artist signings and negotiations, marketing plans and financial results, including overhead, marketing and recording expenditures. To facilitate the Transfer and presentation of management, financial and other information to the Sony Venturer, the Venture shall prepare and maintain its books and records and other information systems in a manner compatible with the reasonable information needs and requirements of the Sony Venturer and shall use such accounting principles as are required by the Sony Venturer. Without limiting the foregoing, guidelines with respect to financial documents and records, including, without limitation, documentation required to support disbursements, shall be the same as those of the Sony Venturer and its Affiliates. In particular, original receipts or copies of original invoices and/or receipts shall be required for all disbursements and Venture expenses.

5.   FINANCE

     5.01 Fiscal Year. The fiscal year of the Venture shall end on March 31 of each year and the taxable year shall be determined under Section 706 of the Code.

     5.02 Budgets and Expenditures.

     (a) Overhead Budgets. The Overhead Costs for a Contract Year shall not exceed the overall amount for the overhead budget set forth in the Plan for such Contract Year approved by the Sony Venturer. Each overhead budget shall specify in reasonable detail each line item of expense to be incurred by the Venture related to Overhead Costs for the Contract Year concerned. Each line item of the overhead expenditures of the Venture for each Contract Year shall not exceed the amount for such line item set forth in the Plan for such Contract Year. Overhead Costs will be expended by the Venture in accordance with the approved overhead budget for such year.

     (b) Recording Funds; Artist Royalties. Unless the Promoter Venturer receives the prior approval of the Sony Venturer, the Venture shall only be entitled to expend sums in respect of an Artist Agreement in accordance with the requirements of paragraph 6.01 hereof, Appendix A and the Plan.

     (c) Other Expenditures. All other expenditures not otherwise provided for this paragraph 5.02 shall be made only pursuant to the mutual agreement of the Venturers (and a budget agreed to in advance by the Venturers). Unless the Sony Venturer consents or the expenditure is included in the Plan for the Contract Year concerned, the Venture will not incur expenditures for performed or goods provided by third parties that any of Parent, the Sony Venturer or any Affiliates of either of them is prepared to perform or provide at the same or lower cost.

(d) Expenditures upon Termination. In the event the Term of this Joint Venture Agreement is terminated prior to the end of a Contract Year, the amounts specified in the budget for such year (including, without limitation, the Maximum Overhead Amount) shall be pro rated or otherwise adjusted in an appropriate manner to reflect such termination and the expenditures to the date of such termination. The expenditures of the Venture for such period shall comply with the budget as so adjusted.

     5.03 Venture Loans.

          (a) During the Term and provided that none of the Promoter Parties is in default under any provision of this Joint Venture Agreement (including each of the schedules, exhibits, appendices and other documents attached hereto) or any agreement related thereto between any of them and the Venture, the Sony Venturer, the Parent or any of their Affiliates, and subject to the limitations set forth below, the Sony Venturer, from time to time, shall make, or cause to be made, loans to the Venture or on the Venture`s behalf ("Venture Loans"), as required for the operations of the Venture, on the basis provided in this paragraph 5.03. Venture Loans may be used by the Venture for approved operating expenses, to the extent funds are required (taking into account anticipated cash receipts of the Venture) solely:

               (i) to finance Recording Costs paid by the Venture, not in excess of the amounts set forth in the Plan;

               (ii) to finance Manufacturing Costs paid by the Venture;

               (iii) to finance Overhead Costs paid by the Venture, not in of the amounts set forth in the Plan;

               (iv) to finance Marketing Costs paid by the Venture, not in excess of the amounts set forth the Plan;

               (v) to finance the Profit  Advances  paid  pursuant to  paragraph
5.05;

               (vi) to finance Royalty Costs;

               (vii) to finance the Distribution Fee;

               (viii) to finance the Administrative Services Fee;

               (ix) to finance Union Payments; and

               (x) to finance all other costs of the business of the Venture and approved as part of the Plan, or otherwise approved by the Sony Venturer in writing in each instance.

          (b) The amount of outstanding Profit Advances and any other expenses (including Recording Costs) incurred by the Sony Venturer, Parent or their Affiliates prior to the Effective Date shall be Venture Loans under this Joint Venture Agreement.

          (c) All funds of the Venture not used to pay expenditures of the Venture shall be applied to repay interest on any outstanding Venture Loans and then to repay the principal amount of Venture Loans.

          (d) Interest shall accrue on all outstanding Venture Loans from the date that the Venture Loans are made or deemed to be made hereunder to the Venture until the date that Venture Loan has been repaid to or recovered by the Sony Venturer. Interest shall accrue at a rate equal to the rate of interest per annum publicly announced by The Chase Manhattan Bank in effect at its principal offices in New York City as its "prime rate", plus one percent (1%) interest shall be calculated monthly on the average Venture Loans outstanding at the beginning and the end of each month based on the "prime rate" (plus one percent) as of the end of such month.

          (e) The Sony Venturer shall have no obligation to make Venture Loans after the expiration or earlier termination of the Term; provided, that, to the extent the Sony Venturer continues as a Venturer in the Venture after the termination or expiration of the Term of this agreement in accordance with paragraph 14.05 hereof, the foregoing clause shall not apply respect of any funding obligation of the Venture (i) pursuant to an Artist Agreement, the term of which survives such termination or expiration of the Term hereof (e.g., Recording Funds pursuant to paragraph 6 of Appendix A hereto), or (ii) any approved Marketing Costs in respect of an Artist Album Delivered in fulfillment of the Recording Commitment pursuant to any such Artist Agreement. In no event shall the Sony Venturer have any obligation to make Venture Loans after the earlier to occur of (i) the Buy-out Closing Date (defined in Article 9), and
(ii) the termination of the Venture in accordance with paragraph 14.01.

          (f) To provide security for the repayment of the Venture Loans in accordance with this Joint Venture Agreement, the Venture shall grant to the Sony Venturer or designee a first lien on, and a first priority security interest in, all assets of the Venture, including, without limitation, a security interest in, or collateral assignment of, the Venture`s interests in any asset, whether tangible or intangible, or other property owned and/or controlled, directly or indirectly, by the Venture, including, without limitation, copyrights, Artist Agreements, Master Recordings, royalties, bank accounts or any proceeds thereof. The Promoter Venturer agrees, on behalf of the Venture, to execute (and acknowledge, if requested) and deliver all such documents and other instruments and to perform all such acts as may be necessary or appropriate to grant, convey, assign, transfer, perfect, record or otherwise effectuate the purposes of this including executing a security agreement in substantially the form attached hereto as Appendix B. The Promoter Venturer hereby appoints the Sony Venturer and its designees, and each of them, its true and lawful attorney-in-fact and agent, with full power of substitution, for the Promoter Venturer (on behalf of the Venture), in any and all capacities, to sign, deliver and file with any appropriate public or governmental office, such mortgages, security agreements, statements, assignments and other documents and instruments contemplated by this subsection. Copies of any such documents and instruments signed, delivered or filed on behalf of the Promoter Venturer shall be promptly provided to the Promoter Venturer.

     5.04 Profit Advances. Promptly after the complete execution and delivery of this Joint Venture Agreement, the Venture shall pay the Promoter Venturer, as a guaranteed payment for services a Profit Advance of ____________________, which Profit Advance shall be recoupable by the Sony Venturer from the share of Profits otherwise payable to the Promoter Venturer in accordance with paragraph 11.07.



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

     5.05 Books and Records.

          (a) At all times during the continuance of the Venture, each of the Sony Venturer and the Promoter Venturer shall keep or cause to be kept full and complete books of account accordance with GAAP applied on a consistent basis in which they shall enter folly and accurately each transaction of the Venture. The Sony Venturer and the Promoter Venturer shall maintain such books and records on a basis consistent with a system of accounts and records and reasonable operating guidelines established by the Sony Venturer or accountants selected by the Sony Venturer. The Promoter Venturer shall provide the Sony Venturer with such information as the Sony Venturer may reasonably request to enable the Sony Venturer to keep or cause to be kept full and complete books and accounts in accordance with this subparagraph 5_06(a). Such books of account shall at all times be maintained at the principal office of the Sony Venturer. All such books and records of the Venture shall be open to the inspection and examination of the Venturers or their representatives during reasonable business hours. Except as otherwise provided herein, neither the Promoter Venturer nor any of its Affiliates shall have any right to inspect or examine any books or records of Parent or any of its Affiliates.

          (b) In addition to the account books described in subparagraph 5.06(a), the Venturers shall maintain complete files and records regarding the business of the Venture at the Venture`s principal office. Each Venturer shall have unlimited access to such files and records at all times; provided that The books, records and files of each Venturer maintained with respect to its business unrelated to the Venture, including the books, records and files of Parent and its Affiliates relating to the distribution and manufacture of records, may not be reviewed by the Venture, except as provided in subparagraph 5.07(b).

     5.06 Financial Statements.

          (a) Within 90 days after the close of each fiscal year of the Venture, the Sony Venturer on behalf of the Venture shall cause to be prepared and submitted to each Venturer the following financial statements:

               (i) a balance sheet of the Venture as at the end of the fiscal year; and

               (ii) statement of profit and loss for such fiscal year, which shows the items necessary to calculate the Profits for such fiscal year.

Any subsequent adjustment in the calculation of Profits and any additional payment to the Promoter Venturer, if any, will be promptly remitted to the Promoter Venturer. If the Promoter Venturer was overpaid Profits, the Promoter Venturer will promptly reimburse the Venture for such overpayment.

          (b) (i) The Promoter  Venturer  may, at its own  expense,  examine the
Sony Venturer`s books and records which report the number of Records manufactured, sales of Records and other transactions solely to the extent, if at all, they relate to the calculation of Revenues, Gross Billings and Profit of the Venture. Promoter Venturer may make those examinations only for the purpose of verifying the accuracy of the statements sent the Promoter Venturer under this paragraph 5.07. The Promoter Venturer may make such an examination for a


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

particular statement only once, and only within two (2) years after the date when the Sony Venturer sends such statement to the Promoter Venturer. (The Sony Venturer will be deemed conclusively to have sent the Promoter Venturer each statement on the date prescribed in subparagraph 5.07(a) unless the Promoter Venturer notifies the Sony Venturer otherwise, with respect to any statement, within 60 days after such date.) The Promoter Venturer may make those examinations only during the Sony Venturer`s usual business hours, and at the place where it keeps the books and records to be examined. The Promoter Venturer will required to notify the Sony Venturer at least 30 days before the date when the Promoter Venturer plans to begin any such examination. The Sony Venturer may postpone for 30 days the commencement of the Promoter Venturer`s examination by giving notice to the Promoter Venturer not later than 10 business days before the intended commencement date specified in the Promoter Venturer`s notice. If the Sony Venturer postpones the commencement of such examination, the running of the time within which the examination may be made will be suspended during the postponement. If the Promoter Venturer`s examination has not been completed within one month from the time it begins, the Promoter Venturer shall terminate such examination within seven business days (or such later date as the Sony Venturer may permit) after receipt of a notice from the Sony Venturer requesting such termination. The Promoter Venturer will not be entitled to examine any manufacturing records or any other records that do not specifically report sales or other distributions of Records or other transactions directly related to the Venture.

               (ii) If the Promoter Venturer has any objections to a financial statement of the Venture, will give the Sony Venturer written notice of such objections and its reasons for them within two (2) years after the date when the Sony Venturer sent the Promoter Venturer such financial statement. (The Sony Venturer will be deemed conclusively to have sent the Promoter Venturer each statement on the date prescribed in subparagraph 5.07(a) unless the Promoter Venturer notifies the Sony Venturer otherwise, with respect to any statement, within 60 days after such date.) each statement will become conclusively binding on the Promoter Venturer at the end of such two (2)-year period unless the Promoter Venturer objects, and the Promoter Venturer will no longer have any right to make any other objections to it. The Promoter Venturer will not have the right to sue or bring any legal action against the Sony Venturer in connection with any financial statements or Profit distributions or allocations, unless the Promoter Venturer commences such suit within that two (2)-year period. If the Promoter Venturer commences suit on any controversy or claim concerning accountings rendered under this Joint Venture Agreement, the scope of the proceeding will be limited to determination of the correctness of financial statements for the accounting periods concerned, and the court will have no authority to consider any other issues or award any relief of any Profits found owing. The preceding sentence will not apply to any item in a financial statement if the Promoter Venturer establishes that the item was fraudulently reported. The Promoter Venturer will not have any right to terminate this Joint Venture Agreement or avoid the performance of its obligations under it by reason of any claim under this subparagraph 5.07(b).



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

6.   ARTIST AGREEWNTS; RECORDING PROCEDURES

     6.01 Artist Agreements.

          (a) All Artist to be entered into between Venture and any Artist shall be substantially in the form attached hereto as Exhibit C (as such form may be revised by the Sony Venturer from time to time) (the "Standard Form Agreement"); provided that the recording funds, artist advances and royalty rates and certain other terms set forth in each Artist Agreement shall conform to the parameters specified in this Joint Venture Agreement and Appendix A hereto. Without limiting the generality of the preceding sentence, unless the Promoter Venturer receives the prior approval of the Sony Venturer, the Venture shall be entitled to enter into only those Artist Agreements that:

               (i) provide for a firm commitment of no more than one (1) Album from the Artist, and options granting the a total of not fewer than seven (7) Albums from such Artist;

               (ii) provide for Artist royalties of no more than the percentages set forth

               (iii) except as set forth in this subparagraph 6.01(a), provide for Recording Costs (including Artist advances) of no more than the maximum amounts set forth in Appendix A;

               (iv) provide for a mechanical license from the Artist to the Venture for reproduction and distribution of any Composition written in whole or in part by any Artist, producer or affiliate thereof on Records at a rate not exceeding seventy-five percent (75%) of the minimum compulsory statutory rate for the reproduction of Compositions on phonorecords for distribution in the United States, nor exceeding seventy-five percent (75%) of the generally prevailing rate in Canada, on phonorecords for distribution in Canada, calculated in each case as of the date such album was Delivered or obligated to be Delivered under such Artist Agreement, with an aggregate maximum mechanical royalty obligation by the Venture not in excess of ten (10) times that amount in respect of any Artist Album;

               (v) provide that (i) the Venture may reject any request by the Artist to record an Album which would constitute a Multiple Record Set; and (ii) that the Artist must advise the Venture of the content of each medley before it is recorded; and

               (vi) provide that the Artist`s submission of Recordings to the Venture shall constitute that Artist`s representation that such Artist has obtained all necessary licenses, approvals, consents and permissions.

          (b) Without limiting the generality of anything subparagraph 6.01 (a) above, the Promoter Venturer shall notify the Sony Venturer in writing as to every Contract Period Option (as defined in Appendix A) contained in each Artist Agreement not later than one hundred and twenty (120) days before the last day on which the applicable option is exercisable, and the Venturers shall mutually approve the exercise of any such option, subject to the remainder of this subparagraph 6.01(b). In the event the Venturers agree that the applicable Contract Period Option should be exercised, the Promoter Venturer shall exercise


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

such option no earlier than sixty and no than thirty (30) days before, the last day on which the applicable option is exercisable, and the Promoter Venturer shall Sony Venturer a copy of each such exercise of such option. If the Promoter Venturer does not exercise any Contract Period Option it is required to exercise hereunder as and when required hereunder, the Sony Venturer shall have the right to cause such Artist Agreement (along with the then-current unrecouped balance, if any) to be assigned to the Sony Venturer, the Parent or their Affiliates (and, accordingly, shall have the right to exercise the option concerned on the Sony Venturer`s, the Parent`s or their Affiliates` behalf). If any such Artist Agreement is assigned to the Sony Venturer, Parent or their Affiliates under this subparagraph 6.01(b), neither the Venture nor the Promoter Venturer shall have any further right, title or interest in such Artist Agreement (financial or otherwise) or rights so assigned or in any Master Recordings made under that Artist Agreement subsequent to such assignment.

     6.02 Flow-Through Clause. Each Artist Agreement shall contain a provision that provides that the Artist will entitled to terminate the Artist Agreement concerned by reason of a breach by the Promoter Venturer or the Venture unless such Artist notifies the Sony Venturer of such breach or alleged breach and affords the Sony Venturer an opportunity to cure such breach on the Venture`s behalf.

     6.03 Studio Selection. The Promoter Venturer shall not permit the use of any studio if (i) its use would be inconsistent with any of the union agreements of Parent or any of Affiliates, (ii) the Sony Venturer anticipates that its use would cause labor difficulties for other reasons or would require expenditures inconsistent with the amounts set forth in the applicable Artist Agreement,
(iii) its use would otherwise in any way hinder or prevent the recording, manufacture or release of the applicable Master Recordings or (iv) such studio is owned in whole or in part by any Principal or the Promoter Venturer unless the rate for the use thereof would be no greater than the market rate for comparable facilities.

     6.04 Delivery of Master Recordings. The Promoter Venturer shall provide that each Master Recording shall be Delivered to the Venture for the manufacture and sale of Records.

     6.05 Compliance with Other Requirements. The Master Recordings shall be produced in accordance and otherwise comply with the rules and regulations of the American Federation of Musicians, the American Federation of Television and Radio Artists and all other unions having Jurisdiction, including without limitation paragraph 31 of the 1990-1993 AFTRA Code of Fair Practice for Phonograph Recordings (or the comparable provision of any successor agreement)- All Persons rendering services in connection with the Master Recordings shall fully comply with the provisions of the immigration Reform Control Act of 1986. Each Artist is or will become and will remain, to the extent necessary to enable the performance of this Joint Venture Agreement, a member in good standing of all labor unions or guilds, membership in which may be lawfully required for the performance of each Artist`s services under the applicable Artist Agreement.

     6.06 Obscenity and Violence. The Sony Venturer shall be permitted to reject on behalf of the Venture any Master Recording if such Master Recording, as determined in the sole good faith opinion of the Sony Venturer`s counsel, shall
(i) be objectionable on the basis of obscenity or violence, (ii) constitute a potential defamation or libel of, or violate any personal, property or other right of, any Person or (iii) constitute a potential violation of any law or governmental regulation. If the Sony Venturer rejects any Master Recording


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

pursuant to this paragraph 6.06, then such Master Recording shall not count as a Master Recording Delivered to the Sony Venturer in fulfillment of the Minimum Delivery Commitment pursuant to subparagraph 4.02(c).

7.   RIGHTS IN RECORDINGS

     7.01 Ownership of Rights.

          (a) Each Master Recording shall, from the Inception of Recording, be considered a work made for hire for the Venture. If any such Master Recording is determined not to be a work made for hire for the Venture, it shall be deemed transferred to the Venture by this Joint Venture Agreement and the applicable Artist Agreement, together with all rights in it. All Master Recordings shall be deemed to be recorded on the Venture`s behalf by the Artist concerned and all Records or other duplications whatever form now or hereafter known, manufactured therefrom, together with the performances embodied therein, shall, from Inception of Recording, be the sole property of the Venture in perpetuity free from any claims by the Promoter Parties, the Artist and all other Persons. All rights, under copyright, udder contract or otherwise, in the Master Recordings, including under representations and warranties made in respect thereof, and other properties produced or acquired in connection therewith, and all ancillary rights, shall be owned and controlled by the Venture. For the avoidance of doubt, the foregoing provisions of this subparagraph 7.01(a) shall also apply as between the Promoter Parties, on the one hand, and the Sony Venturer, on the other hand, with respect to all Master Recordings recorded hereunder (e.g., if the Principal renders any services as a producer in connection with Master Recordings recorded in fulfillment of an Artist`s Recording Commitment (as defined in Appendix A)), then the foregoing provisions of this subparagraph 7.01(a) shall apply in respect of the Principal`s contributions with respect to such Master Recordings).

          (b) Without limiting the foregoing, the Sony Venturer and Parent, on behalf of the Venture, and any Person authorized by the Sony Venturer or Parent, on behalf of the Venture, shall have the unlimited, exclusive rights, throughout the Territory: (a) to manufacture Records, form and by any method now or hereafter known, derived from the Master Recordings; (b) to sell, transfer or otherwise deal in the same under any trademarks, trade names and labels, or to refrain manufacture, sale and dealing; (c) to reproduce, adapt, transmit, distribute, communicate and otherwise use the Master Recordings in any medium and any manner, including but not limited to use in audiovisual works, without payment of any compensation to the Promoter Venturer or any Artist except the payments, if any, which may be expressly prescribed for the use concerned hereunder or under the applicable Artist Agreement; and (d) to publicly perform or to permit the public performance of the Master Recordings by means of radio broadcast, cable transmission, satellite transmission, television broadcast or any other method now or hereafter known.

     7.02 Copyright Registration. The Sony Venturer, on behalf of the Venture, shall have exclusive responsibility for and authority over copyright registrations and for such other administrative matters in connection with rights arising out of Master Recordings and any other rights acquired by the Venture, and shall have the exclusive right to copyright each Master Recording, apply for such registrations in the name of the Venture as author and owner and to secure any and all renewals and extensions of copyright throughout the Territory. The Promoter Venturer, on behalf of the Venture, shall furnish the


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

Sony Venturer promptly with all information, instruments, and documents requested by the Sony Venturer for such purposes. The Sony Venturer, Parent and their Affiliates and designees may sign such instruments and documents in the name of the Venture and make such disposition of them as is necessary or desirable to accomplish the foregoing. The Sony Venturer shall provide copies of all copyright registrations to the Promoter Venturer upon the written request of the Promoter Venturer.

     7.03 Power of Attorney. Each of the Promoter Parties irrevocably authorizes, empowers, and appoints the Sony Venturer as its true and lawful attorney (a) to initiate and compromise any claim or action against infringers of the rights of the Venture in Master Recordings and (b) to execute in the name of any party hereto, as the case may be, any and all documents and/or instruments necessary or desirable to accomplish the foregoing. The power of attorney granted herein is coupled with an interest and is irrevocable.

7A.  NAME AND LIKENESS RIGHTS
     7A.01. The- Venture shall have the perpetual right, without any liability to any Person, to use and to authorize other Persons to use the names (including, without limitation, all professional, group and other assumed or fictitious names or sobriquets), likenesses and biographical material of or relating to each Promoter Party on and in connection with the exploitation of Records hereunder, on Internet websites and for purposes of advertising, promotion and trade and in connection with the marketing and exploitation of Records hereunder and general goodwill advertising (advertising designed to create goodwill and prestige and not for the purpose of selling any specific product or service) without the payment of additional compensation to any Promoter Party. Sony and its Licensees shall have the exclusive right, throughout the world, and shall have the exclusive right to authorize other Persons, to create, maintain and host any and all websites relating to the Venture and each Artist and to register and use the name and "[Venture].com" and any variations thereof which embody the Artist`s name or the Venture`s name as Uniform Resource Locators (or "URL`s"), addresses or domain names for each website created by Sony in of the Artist or the Venture (each an "Artist/Venture Site"). All such websites and all rights thereto and derived therefrom shall be Venture`s property throughout the Territory and in perpetuity. The Promoter Venturer warrants and represents that the use of such names, likenesses, and biographical materials as described above in this paragraph 7A.01 shall not infringe upon the rights of any Person.

8.   MANUFACTURING AND DISTRIBUTION

     8.01 Manufacturing. All Record pressing and other manufacturing services obtained by the Venture the United States shall be obtained solely from Parent and Its Affiliates on the same terms that similarly situated joint ventures, partnerships or affiliated labels of Parent obtain such services and at prices equal to the internal charges incurred by such similarly situated joint ventures, partnerships or affiliated labels of Parent for such services as such terms and prices may vary from time to time.

     8.02 Distribution.

          (a) The Sony shall perform or shall cause Parent to perform U.S. distribution for the Venture in a manner consistent with Parent`s or its Affiliates, performance of such services for similarly situated joint ventures,


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

partnerships or affiliated labels of Parent. The such distribution (the "Distribution Fee") shall be __________ (__%) of the Net Billings of the Venture.

          (b) Distribution, promotion, and other customary label services outside the United States shall be performed by Affiliates or Licensees of Parent on the terms and subject to the payment of the fees set forth on Schedule B hereto.

          (c) To the extent not covered by paragraphs (a) or (b) above, all products, Master Recordings and other assets of the Venture, whether tangible or intangible, of the Venture shall be exploited as the Sony Venturer shall determine.

          8.03 Label Services. In respect of label services referenced to in subparagraph 4.03(e), the Parent shall be entitled to charge the Venture and the Venture shall reimburse the Parent for those costs incurred by the Parent and/or the Sony Venturer in providing such label services which are customarily incurred as costs paid to third parties.

          8.04 Other Services. For any services (other than the manufacturing, distribution, administrative and label services referred to in paragraph 403 or goods furnished to the Venture by the Sony Venturer, Parent or their Affiliates), the Sony Venturer shall be entitled to charge the Venture a fee to be mutually agreed upon by the Venturers plus any actual expenses incurred by the Sony Venturer, Parent or their Affiliates related the provision of such services or goods. All charges to the Venture by the Sony Venturer, Parent or any of their shall be paid monthly by the Venture (or by the Sony Venturer on behalf of the Venture), except as otherwise specified in this Joint Venture Agreement.

9.   BUY-OUT OPTION

     9.01 Buy-out Option. Either Venturer shall have the option, exercisable by sending the other Venturer a notice (the "Buy-out Election Notice") not earlier than the Buy-out Trigger Date, and not later than sixty (60) days following the Buy-out Trigger Date, to trigger the buyout provisions of this paragraph 9.01. Within 30 days after such Buy-out Election Notice, the Sony Venturer shall render a good faith estimate of the status of the accounts of the Venture, including undistributed Profits, outstanding Venture loans and unrecouped Profit Advances (the "Interim Statement"). Within 30 days after the date the Sony Venturer delivers the Interim Statement, the Promoter Venturer shall deliver written notice (the "Buy-out Price Notice") to the Sony Venturer specifying a price (which price shall be for 50% of the equity value of the Venture). The Sony Venturer will then have an irrevocable option for a period of 30 days from receipt of the Buy-out Price Notice to agree to purchase, which purchase shall occur within 30 days after the Sony Venturer has sent notice of its exercise of such option, the Promoter Venturer`s share of the Venture for the price specified in the Buy-out Price Notice (subject to adjustment pursuant to paragraph 9.02). If the Sony Venturer does not exercise the option prior to its expiration, then the Promoter Venturer shall purchase the Sony Venturer`s share of the Venture for the price specified in the Buy-out Price Notice (subject to adjustment pursuant to paragraph 9.02) on the date that is 60 days after sending the Buy-out Price Notice. In the event the ,Promoter Venturer fails to fulfill such obligation to purchase the Venture by such date, the Promoter Venturer`s equity interest in the Venture shall be forfeited to the Sony Venturer.



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

     9.02 Payments and Recoupment of Advances and Loans.

          (a) If either Venturer purchases the other Venturer`s interest in the Venture pursuant to this Article 9, then the selling Venturer shall also be entitled to receive the balance of all undistributed if any, attributable to its ownership interest in the Venture up to the end of the Term as it may be terminated. The Sony Venturer shall deliver to the Promoter Venturer within 90 days after the end of the Term financial statements in order to determine the Profits distributable to each of the Venturers as of the end of the Term. At the Buyout Closing (or as soon as practicable after such financial statements are delivered) the Venturer which sold its interest shall be entitled to receive from the Venture (or the purchasing Venturer) an amount equal to such Profits. Additionally, (A) one hundred percent (100%) of the unrecouped Profit Advances shall be either (i) deducted from the price to be paid by the Sony Venturer to purchase the Promoter Venturer`s interest in the Venture or (u) added to the price to be paid by the Promoter Venturer to purchase the Sony Venturer`s interest in the Venture and percent of any amounts allocated to the Sony Venturer pursuant to subparagraph 11.05(b) and not otherwise recouped pursuant to subparagraph 11.04(b) shall be either (1) deducted from the price to be paid by the Sony Venturer to purchase the Promoter Venturer`s interest in the Venture or (ii) added to the price to be paid by the Promoter Venturer to purchase the Sony Venturer`s interest in the Venture.

          (b) If the Promoter Venturer purchases the Sony Venturer`s interest in Venture, then all outstanding Venture Loans and all unpaid or unreimbursed costs incurred by the Sony Venturer or its Affiliates that are reimbursable under this Joint Venture Agreement and any other unpaid obligations of the Venture to the Sony Venturer, Parent or their Affiliates shall be due and shall be paid or repaid to the Sony Venturer or its Affiliates by the Promoter Venturer or otherwise at the Buy-out Closing.

          (c) If the amount payable by the Sony Venturer would equal a negative amount as a result of the deductions provided for in this paragraph 9.02, then the Sony Venturer shall pay $1.00 to the Promoter Venturer and such amount shall constitute payment in full for the acquisition of all of the Promoter Venturer`s interest in the Venture and the Sony Venturer and Parent shall have no further obligation to the Promoter Venturer hereunder.

     9.03 Buy-out Closing. Subject to paragraph 9.01, the closing of any purchase provided for in this Article 9 (the "Buy-out Closing") shall be held at such time and place as the parties may agree (such date, the "Buy-out Closing Date"). The applicable purchase price shall be payable in cash by wire transfer of same day funds.

     9.04 Acquisition of Promoter Venturer`s Interest. If the Sony Venturer acquires the Promoter Venturer`s interest in the Venture pursuant to paragraph 9.01, effective as of the Buy-out Closing Date the Promoter Venturer shall have no further consent, approval or consultation rights pursuant to this Joint Venture Agreement, any Artist and/or any other rights acquisition agreement.

     9.05 Indemnification after Buy-out. After the Buy-out Closing, the Venturer that purchased the interest of the other Venturer shall indemnify and hold harmless the Venturer That sold its interest in the Venture and its Affiliates against all losses, liabilities, damages, costs and expenses (including reasonable attorneys` fees and expenses) relating to the business and operations


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

of the Venture both before and after the Buy-out Closing; provided that such indemnification shall not release the indemnified party for any obligation arising as a result of a breach of this Joint Venture Agreement.

     9.06 Post-Buyout. If the Sony Venturer sells its interest to the Promoter Venturer under this Article 9, the Sony Venturer will retain customary record industry sell-off rights in respect of existing Records inventory for a period of nine months after the Buy-out Closing (the "Sell-Off Period"), which rights will be (solely with respect to current configurations of Records) for the first six months of the Sell-Off Period and non-exclusive thereafter, and the parties will cooperate in the transition (in accordance with custom and practice in the Record industry, including processing returns and credits) of the Venture`s distribution to one or more third parties following the Buy-out Closing.

10.  CERTAIN AGREEMENTS

     10.01 Exclusivity. At all times during the Term, the Principal(s) shall, as a material obligation of the Promoter Venturer hereunder, oversee the day-to-day administration of the Promoter Venturer and the Venture (except as expressly provided in this Joint Venture Agreement). The Promoter Parties acknowledge that the Principal(s`) services are of a special, unique and extraordinary character which gives them a peculiar value, and that, in the event of a breach of any condition, representation, warranty, covenant or agreement contained in this Joint Venture Agreement or in the Employment Agreement, the Sony Venturer and the Venture shall be caused irreparable injury, including loss of goodwill and harm to reputation, which cannot be adequately compensated in monetary Other than (i) with respect to the Principal(s), pursuant to the terms of [his] [her] [their] Employment Agreement(s) with the Venture, or (ii) as explicitly otherwise permitted by the terms of this agreement, during the Term none of the Promoter Parties, shall engage or hold any interest in any way, directly or indirectly, in the recorded music business or any other aspect of the music business, including, without limitation, submitting or assisting in the submission of any artists to any recording company or any publishing company, directly or indirectly. The Promoter Venturer acknowledges that each Principal`s services are unique and extraordinary. If a Principal commits an act of Material Default during the Term, then the Principal shall not, at any time prior to the of (i) insert last day of Term, each such date as extended by one (1) day for each day that the Initial Period the applicable Option Period, as applicable, is extended or suspended as expressly provided elsewhere in this Joint Venture Agreement, and (ii) the date one (1) after the date on which the Term is terminated pursuant to clause (C) of subparagraph 14.01 (ii) below (such date that is the earlier of the dates specified in clauses (i) and (ii) of this sentence, the "Non-Competition Date"), engage in record production, record distribution, video production, video distribution, music related artist management, music related artist merchandising or other music related business in the United States nor will such Principal accept employment, consult for or participate, directly or indirectly, in the ownership or management of any the United States engaged in such a business. Without limiting the Venture`s or the Sony Venturer`s other remedies, in the event of the Principal`s actual or threatened breach of this paragraph, the Venture and the Sony Venturer shall be


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

entitled to injunctive relief to enforce it. Prior To the Nom-Competition pate none of the Promoter virtue of any action taken or information supplied by any of the Promoter Parties, hire, offer hire, entice away, or in any other manner persuade or attempt to persuade any officer, employee, agent, representative, customer or performer of the Venture, the Sony Venturer, Sony Music, Parent or any Affiliate to discontinue his or her relationship with the Venture, the Sony Venturer, Sony Music, Parent or any Affiliate. Without limiting the Venture`s or the Sony Venturer`s other remedies, in the event of a Promoter Party`s actual or threatened breach of this paragraph, the Venture and the Sony Venturer shall be entitled to injunctive relief to enforce it.

     10.02 Affiliated Transactions. Except as contemplated by this Joint Venture Agreement, the Venture shall nor, and each Venturer agrees it shall not on behalf of the Venture, directly or indirectly, enter into or permit to exist any transactions (including without limitation the purchase, sale, lease or exchange of any property or rendering of any services) with any stockholder or Affiliate of or any Controlled Entity or any transaction in which such Venturer (or in the case of the Promoter Venturer, any Promoter Party) has a direct or indirect interest (other than the indirect interest held by virtue of an interest in the Venture), unless (i) the nature of such relationship or interest has been fully disclosed to the other Venturer and (ii) such other Venturer has consented to such transaction; provided that this paragraph 10.02 shall not restrict any transaction between the Venture and Parent or its Affiliates; provided, further, that any material transaction between the Venture and Parent that is not already contemplated in this Joint Venture Agreement will not be entered into without the approval of the Promoter Venturer.

     10.03 Life Insurance. The Sony Venturer may in its sole discretion throughout the Term obtain or cause the Venture to obtain insurance on the Principal(s) and any Artist in such amounts as the Sony Venturer determines in the name and for the benefit of the Venture, and, the cost and expense of such insurance shall be an expense of the Venture. The Principal(s) shall (and shall cause each Artist to) cooperate in physical examinations, supply information, and documents, and otherwise cooperate fully with the Sony Venturer, as the Sony Venturer may request in connection with any such insurance. The Promoter Venturer and the Principal(s) represent and warrant that, to the best of the Promoter Venturers and the Principals` knowledge, the Principal(s) are in good health and do not suffer from any medical condition which might interfere with the timely performance of their obligations under this Joint Venture The Promoter Venturer will not be deemed in breach of this Joint Venture Agreement by reason of the inability to obtain any such insurance, unless it results from failure by the Promoter Venturer or the Principal(s) or any Artist to comply with the Promoter Venturer`s and the Principals` obligations under this paragraph 10.03.

11.  CAPITAL ACCOUNTS

     11.01 Establishment of Accounts. The Venture shall maintain a separate capital account (a "Capital Account") for each of the Sony Venturer and the Promoter Venturer. Each capital contribution made by a Venturer, including-contributions to the Venture made pursuant to paragraph 2.05, shall be credited to the Capital Account of such the date such contribution of capital is paid to the Venture. Each Venturer`s Capital Account shall be increased by (i) the amount of cash and the Carrying Value of any asset contributed by such Venturer to the pursuant to this Joint Venture Agreement and (ii) such Venturer`s allocable share of Net Income and any special allocations of income or gain; and decreased by (x) the amount of cash and the Carrying Value of any property distributed to such Venturer by the Venture pursuant to this Joint Venture Agreement and (y) such Venturer`s allocable share of Net Loss and any special allocations of loss or deduction. Venture Loans made to the Venture by the Sony Venturer pursuant to paragraph 5.03 shall not constitute contributions to capital unless the Sony Venturer shall so elect in its sole and absolute discretion. It is the intention of Venturers that each Venturer`s Capital


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

Account shall be maintained in accordance with the rules set forth in Section 1.704-1(b)(2)(iv) of the Regulations promulgated under Section 704(b) of the Code, as they may be amended or revised, and to the extent that the rules set forth therein with respect to the maintenance of Capital Account balances differ from the provisions of this paragraph 11.01, the rules set forth therein shall apply.

     11.02 Withdrawal. A Venturer shall not be entitled to withdraw all or arty pan of its Capital Account or to receive any distribution from the Venture except (i) solely pursuant to paragraph 11. 07, (ii) as otherwise agreed in writing by the other Venturer or (iii) upon dissolution of the Venture pursuant to the provisions of this Joint Venture Agreement

     11.03 Provision of Services. Services, if any, rendered to the Venture by a Venturer (or an Affiliate of a Venturer) shall not constitute a contribution to the capital of the Venture and shall not be reimbursable by the Venture except as specifically provided in this Joint Venture Agreement or as otherwise agreed by the Venturers.

     11.04 Allocations of Net Income. Except as provided in paragraph 14.03 and after giving effect to the special allocations set forth in paragraph 11.06, if any, Net Income for any tax year will be allocated to the Venturers as follows:

          (a)  First,  to each  Venturer  having  an  Adjusted  Capital  Account
Deficit, in proportion to and to the extent of such Adjusted Capital Account Deficit;

          (b) Second, to the Sony Venturer to offset losses previously allocated pursuant to subparagraph 11.05(b) and not otherwise previously recouped pursuant to this subparagraph 11-04(b);

          (c) Third, 50% to the Sony and 50% to the Promoter Venturer to offset losses previously allocated pursuant to subparagraph 11.05(a) and nor otherwise previously recouped pursuant to this subparagraph 11.04(c);

          (d) Fourth, 100% (up to the aggregate amount of the Profit Advances distributed to the Promoter Venturer) to the Sony Venturer; and

          (e) Fifth, 50% to the Sony Venturer and 50% to the Promoter Venturer.

     11.05 Allocation of Loses. Except as provided in paragraph 14.03 and after giving effect to the special allocations set forth in paragraph 11.06, if any, Net Loss for any tax year will be allocated to the Venturers as follows:

          (a) First, 50% to the Sony Venturer and 50p%% to the Promoter Venturer until the Promoter Venturer`s Capital Account is reduced to Zero; and

          (b) Second, 100% to the Sony Venturer.

     11.06 Special Allocations.

          (a) The provisions of the Regulations promulgated under Code Section relating to the qualified income offset, minimum gain chargeback, minimum gain chargeback with respect to Venturer nonrecourse debt, the allocation of nonrecourse deductions and the allocation of items of deduction, loss or


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
expenditure relating to Venturer nonrecourse debt are hereby incorporated by reference and shall be applied to the allocation of Venture items of income, gain, loss or deduction in the manner provided in such Regulations_ However, The Venturers do not intend that the "deficit restoration obligation" described in
Section 1.704-1(b)(2)(ii)(e) of the Regulations or any successor provision thereto be incorporated into this Joint Venture Agreement. For purposes of this paragraph 11.06, nonrecourse deductions (other than Venturer nonrecourse deductions) shall be allocated between the Venturers equally.

          (b) In the event that items of income, gain, loss or deduction are allocated to one or more Venturers pursuant to subparagraph 11.06(a) above, subsequent items of income, gain, loss or deduction will first be allocated (subject to the provisions of subparagraph 11.06(a) hereof) the Venturers in a manner designed to result in each Venturer having a Capital Account equal to what it would have been had the original allocation of profits or losses, or items thereof pursuant to subparagraph 11.06(a) hereof, not occurred.

          (c) To the extent an adjustment to the adjusted tax basis of any Venture asset pursuant to section 734(b) of the Code or 743(b) of the Code is required, pursuant to Regulations section 1-704-1 (b)(2)(iv)(m)(2) or
Regulations  section  1-704-1  (b)(2)(iv)(m)(4),  to be taken  into  account  in determining Capital Accounts as the result of a distribution to a Venturer in complete liquidation of his interest in the Venture, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Venturers in accordance with their interests in the Venture in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Venturers to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     11.07 Calculation and Distribution of Profits.

          (a) The Profits of the Venture, if any, will be calculated by the Sony Venturer as specified below on an annual basis in respect of each fiscal year.

          (b) The "Profits" of the Venture with respect to any be equal to the Revenue less any and all costs (without duplication) paid or incurred by the Venture in connection with the acquisition, creation or exploitation of Master Recordings, Videos, Records, Audiovisual Records and other tangible and intangible assets of the Venture or otherwise paid or incurred by the Venture during such period, including, without limitation, the costs of the following items:

               (i) the Distribution Fee during such period;

               (ii) the Administrative Services Fee during such period;

               (iii) all Manufacturing Costs paid or incurred during such period;

               (iv) all Royalty Costs during such period;

               (v) the costs of registering and securing copyrights in Master Recordings, the videos and any artwork associated therewith;



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

               (vi) tax payments (including, without limitation, sales, use, value added, receipts, inventory, or similar taxes), if any, on behalf of the Venture;

               (vii) all Marketing Costs paid or incurred during such period, including, without limitation, any cooperative advertising costs;

               (viii) all Recording Costs paid or incurred during such period;

               (ix) all Overhead Costs paid or incurred during such period;

               (x) all interest accruing on the Venture Loans; and

               (xi) all charges paid or incurred during the period pursuant to paragraphs 8.03 and 8.04.

(Nothing set forth in this paragraph 11.07 or elsewhere in this Joint Venture Agreement shall permit the deduction or recoupment of any fee, charge or cost more than once in the calculation of Profits hereunder.)

          (c) All expenditures (whether or not treated as capital expenditures under GAAP or other accounting rules, including without limitation, expenditures for furniture, fixtures or equipment) shall be treated as expenses and shall be deducted fully in the calculation of Profits in subparagraph 11.07(b).

          (d) Profits shall not he distributed to either Venturer except in accordance with this subparagraph 11.07(d). Within 90 days after the start of any fiscal year, the Venture shall distribute to each Venturer such Venturer`s share of the Profits not previously distributed to such Venturer with respect to any preceding fiscal years, but only if as of such 90th day all Venture Loans have been repaid and only to the extent that the Venture has cash available therefor and net working capital after such distribution remains positive. In order to recoup the Profit Advances, no Profits shall be distributed to the Promoter Venturer until the Sony Venturer shall have been distributed Profits in an amount equal to the Profit Advances paid to the Promoter Venturer. Thereafter, the Profits shall be distributed 50% to each Venturer.

12.  TAX MATTERS

     12.01 Tax Matters Partner. The Sony Venturer shall be the party designated to receive all notices from the Internal Revenue Service which pertain to the tax affairs of the Venture. The Sony Venturer shall be designated the Tax Matters Partner under the Code, with all the rights, duties, powers and obligations provided for in sections 6221 through 6233, inclusive, of the Code.

     12.02 Tax Returns. The Sony Venturer shall cause to be prepared on behalf of the Venture all tax returns or reports and upon request shall forward copies of all such tax returns and reports to the Promoter Venturer. For purposes of filing their tax returns, each of the Sony Venturer and the Promoter Venturer agree to treat items relating to the Venture in a manner consistent with the treatment of such item on any tax return or report filed by the Venture.



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

     12.03 Tax Status. The Venturers intend that the Venture will be treated as a partnership for federal, state and local tax purposes and will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the Code.

     12.04 Tax Obligations. The Sony Venturer and the Promoter Venturer shall each be solely responsible for their liabilities for all taxes due to any taxing authority and nothing hereunder shall be construed to require either to pay or reimburse any tax payable by the other_

     12.05 Section 754 Election. The Venture will elect to adjust the basis of the Venture`s assets under Section 754 of the Code in the event of the sale of an interest in the Venture.

13.  SUSPENSION AND FORCE MAJEURE

     13.01 Suspension by the Sony Venturer.

          (a) If the Promoter Venturer fails to fulfill the Minimum Delivery Commitment or any Principal breaches any obligation under his Employment Agreement or a Principal commits an act of Material Default or any of the Promoter Parties fails to fulfill any other material obligation under this joint Venture Agreement, in addition to any other rights or remedies which the Sony Venturer may have, the Sony Venturer shall have the right to extend the duration of the then-current Contract suspend the making of all Venture Loans until such failure or breach is cured (for the avoidance of doubt and notwithstanding anything to the contrary elsewhere in this Joint Venture Agreement, the Term of this Joint Venture Agreement will automatically be extended during the period of any such suspension).

          (b) The services of the Principals as set forth this Joint Venture Agreement (and in each of the applicable Employment Agreements) are of the essence. If, at any time during the Term, any Principal shall become Disabled, Then the Sony Venturer may, at its election and without limitation of rights, by written notice to the Promoter Venturer, suspend its obligations hereunder (and/or extend the Term) for a period of time equal to the duration of such inability. If such inability shall continue for a period in excess of 30 consecutive days (or sooner if it is evident prior to that time that such inability is permanent or not curable), or if any Principal shall die during the Term, then the Sony Venturer may, at its election and without limitation of other rights or remedies, by written notice to the Promoter Venturer, terminate the Term, effective as of the date such notice is received, and the buy-out provisions set forth in Article 9 shall apply, provided that, if there is no buy-out pursuant to Article 9, then there shall be a liquidation and distribution of the Venture`s assets pursuant to paragraph 14.03.

          13.02 Force Majeure. With respect to the services to be furnished to the Venture by the Sony Venturer, Parent and their Affiliates pursuant to this Joint Venture Agreement, the Sony Venturer shall not be deemed in default of this Joint Venture Agreement to the extent the performance of such obligations is delayed or becomes impossible or impractical by reason of any act of God; inevitable accident, fire; lockout, strike or other labor dispute; riot or civil commotion; act of public enemy; enactment, rule, order or act of any government or governmental instrumentality (whether federal, state, local or foreign); failure of technical facilities; failure or delay of transportation facilities, or other cause of a similar or different nature that materially hampers or makes commercially impractical the normal business operations of such person (hereinafter referred to as a "force majeure contingency"). By notice to the Promoter Venturer, during the duration of any such force majeure contingency the


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

Sony Venturer may suspend such obligations that become impossible or impractical to by reason of such force majeure contingency. In the event of any such suspension, specific dates, periods and time requirements referred to in this Joint Venture Agreement shall be postponed or extended accordingly.

14.  TERMINATION OF VENTURE

     14.01 Termination. Except as set forth in this Article 14, no Venturer shall have the right to cause a dissolution of the Venture, to cause involuntary bankruptcy proceedings to be commenced against the Venture, or to cause the Venture to cause the commencement of any case, proceeding or other action under law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or any of its assets. If one of the following events shall occur:

          (i) the Venturers shall have mutually agreed in writing to terminate this Joint Venture Agreement;

          (ii) (A) either Venturer shall have breached any term or covenant of this Joint Venture Agreement, and such breach shall not have been cured within thirty days after receipt of notice of such breach from the non-breaching Venturer (solely for purposes of this clause, any breach of any term or covenant of this Joint Venture Agreement by a Promoter Party shall be deemed a breach by the Promoter Venturer) or (B) the Promoter Venturer fails to fulfill the Promoter Venturer`s Minimum Delivery Commitment or any Principal breaches his or her Employment Agreement and such failure or breach (if capable of being cured) is not cured within 30 days of after notice of breach or (C) a Principal commits an act of Material Default;

          (iii) either Venturer becomes insolvent or either of them shall commence, or there shall be commenced against either of them, any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for any of its assets; provided that in the case of any involuntary case, proceeding or action, such case, proceeding or action either (A) results in the entry of an order for relief or a similar order against such Venturer or (B) remains unlifted or unstayed for a period of 30 consecutive days;

          (iv) the employment of any Principal is terminated pursuant to his or her Employment Agreement or any Principal shall become unable to render his services pursuant to his Employment Agreement or hereunder such that the Sony Venturer shall have the right to take actions specified in subparagraph 13.01(b);

          (v) either Venturer shall have acquired all of the interest of the other Venturer;

          (vi) the occurrence of the latest date for dissolution of the Venture set forth in its certificate of formation;

          (vii) the Sony Venturer shall opt to dissolve the Venture pursuant to the terms set forth elsewhere in this Joint Venture Agreement;



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

          (viii) the occurrence of a Dissolution Event;

          (ix) upon the mutual agreement of the Venturers, the Venture commences any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for any of its assets;

          (x) the Sony Venturer`s interest in the Venture is acquired by a third party (other than as permitted by paragraph 17.01); or

          (xi) the Promoter Venturer`s interest in the Venture is acquired by a third party (other than as provided in paragraph 17.01);

then the Term shall, notwithstanding anything to the contrary set forth in paragraph 14.05 and to paragraph 14.02, immediately terminate and the Venture shall be dissolved (pursuant to paragraph 14.02 below), provided that (x) upon the occurrence of an event set forth in clause (ii)(A) above, the termination shall be at the election of the non-breaching Venturer; (y) upon the occurrence of event set forth in clause (iii) above, the Term shall immediately terminate unless the Venturer that is not insolvent or is not the of an involuntary or voluntary bankruptcy proceeding makes an election within ninety (90) days to continue the venture; and (2) upon the occurrence of an event set forth in clause (ii)(B), clause (ii)(C) or clause (iv) above, the termination shall be at the election of the Sony Venturer. Unless the right to purchase set forth in paragraph 14.02 within the periods set forth in such paragraph, as promptly as possible after the termination of the Term of this Joint Venture Agreement pursuant to this Article 14, the Venturers shall cause the Venture to be dissolved or liquidated in accordance with the provisions of paragraph 14.03 and applicable law.


     14.02 Right to Initiate Buy-out. Upon the occurrence of an event described in clause (n), (iii) or (iv) of paragraph 14.01, the Venturer that is not the subject of the events described in the clause concerned, or the non-breaching Venturer shall have the right to initiate the buy-out provision set forth in paragraph 9_01 as of the end of the quarter period last ended prior to the date of exercise of such right to purchase, provided that upon the occurrence of an event set forth in sections 14.01(ii)(B), 14.01(ii)(C) or 14.01(iv) the right to exercise the buy out provision shall be at the election of Sony Venturer. A Venturer exercise its option to initiate the buy-out provision pursuant to this paragraph 14.02 by delivering notice of such election to the other Venturer not later than 90 days after the occurrence of the event described in the applicable clause of paragraph 14.01.

     14.03 Liquidation and Distribution.

          (a) Upon the dissolution and final termination of the Venture, if there is no buy-out pursuant to paragraph 14.02 the Sony Venturer shall take account of the Venture`s assets and liabilities and, subject to the provisions of subparagraph 14.03(b), shall use its best efforts to liquidate the Venture`s assets as promptly as is consistent with obtaining fair market value therefor and the therefrom, together with, as to those assets that were unable to be liquidated, assets distributed in kind, shall be applied and distributed in the following order:

                  First, to the payment of all debts and liabilities of the Venture to creditors (including any outstanding Venture Loans pursuant to paragraph 5.03 and any charges for services rendered or costs incurred by either Venturer that are to be reimbursed by or charged to the Venture under this Joint Venture Agreement) in the order of priority provided by law or contract, and then to the expenses of liquidation.
                  Second, to the establishment of any reserves that the Sony Venturer may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Venture arising out of the business of the Venture.
                  Third, to the Sony Venturer up to an amount equal to the amount of the Profit Advances paid to The Promoter Venturer that is unrecouped by the Venture from the Promoter Venturer`s share of Profits hereunder.
                  Fourth, to the Sony Venturer up to any amount equal to the amount allocated pursuant to subparagraph 11.05(b) and not otherwise previously recouped pursuant to subparagraph 11.04(b).
                  Fifth, any balance then remaining shall be distributed in accordance with the extent of positive Capital Account balances. For purposes of the application of this paragraph 14.03 and determining Capital Accounts on liquidation, all unrealized gains, losses and accrued income and deductions of the Venture shall be treated as realized and recognized immediately before the date of distribution, and all items of income, gain, loss and deduction with respect to the year of liquidation shall be allocated among the Venturers so that, to the extent possible, the Venturers` Capital Account balances equal the amounts the Venturers would be entitled to receive if the distributions were made in accordance with paragraph 11.07 of this Joint Venture Agreement.
                 Finally, any balance then remaining shall be distributed pro rata to the Venturers in accordance with their respective ownership interests in the Venture.

               (b) If any Venturer has a deficit balance in its Capital Account following the liquidation of its interest in the Venture, as determined taking into account all Capital Account adjustments for the Venturer`s taxable year during which liquidation occurs (other than those made pursuant to this requirement), such Venturer is unconditionally obligated to restore the amount of such deficit balance to the Venture by the end of such taxable or, if later, within ninety (90) days after the of such liquidation, which amount shall upon liquidation of the Venture, be paid to creditors of the Venturer distributed to the other Venturers in accordance with their positive Capital Account balances in accordance with this paragraph 14.03.

     14.04 Promoter Venturer Obligations with Respect to Certain Terminations. In the event of the dissolution and final termination of the Venture pursuant to paragraph 14.03 as a either a material breach by the Promoter Venturer of This Joint Venture Agreement or a material Principal of any of his or her obligations hereunder (or under any Employment Agreement] or other related agreement, then the Promoter Venturer shall immediately pay, or cause to be paid, to the Sony Venturer an amount in cash equal the sum of (i) any unrecouped portion of the Profit Advances and (ii) to the extent not paid to the Sony Venturer in connection with the liquidation of the Venture, the aggregate amount of Venture Loans outstanding at the time of termination of the Joint Venture Agreement. Such payment shall not affect any other rights or remedies of the Venturers with respect to this Joint Venture Agreement or the Venture.

     14.05 Continuation of Venture After Expiration of the Term. During the Term, the Principals and the Promoter Venturer will their exclusive services in accordance with the terms and conditions hereof. After the Term, the foregoing services of the Principals and the Promoter Venturer, including, without limitation, the services identified in subparagraphs 4.02(a) and 4.02(e) hereof, will cease to be exclusive to the Sony Venturer and to the Venture. After the Term, except as otherwise provided in paragraph 14.01 hereof and subject to the next sentence, the continue to function and to administer, market, promote and exploit Master Recordings hereunder, including Master Recordings embodying performances by Artists and furnished to the Venture pursuant to any Artist Agreement, which Artist Agreement was entered into prior to the expiration or termination of the Term, irrespective of whether the Recordings are Delivered before or after the Term, to the terms and conditions of this Joint Venture Agreement, after the Term, the Sony Venturer shall have exclusive authority for the management of the affairs of the Venture and the Promoter Venturer shall have no right to consent or approval with respect thereto including, without limitation, under third party agreements.

15.  REPRESENTATIONS AND WARRANTIES

     15.01 Representations and Warranties of the Sony Venturer. The Sony Venturer hereby represents and warrants to the Promoter Venturer as follows:

          (a) The Sony Venturer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full corporate power and authority to own its properties and to carry on its business as now conducted and as proposed herein to be conducted.

          (b) The Sony Venturer has full corporate power and authority to execute, deliver and perform the terms and provisions of this Joint Venture Agreement and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Joint Venture Agreement. This Joint Venture Agreement has been duly and validly authorized, executed and delivered on behalf of the Sony Venturer and constitutes the legal, valid and binding obligation of the Sony Venturer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors` rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or in law).

          (c) Neither the execution and delivery of this Joint Venture Agreement nor the consummation of the transactions contemplated herein will (i) violate any provision of the certificate of incorporation or by-laws of the Sony Venturer, (ii) violate, conflict with or result in a breach of, or constitute (or with notice or lapse of time or both would constitute) a default under the terms of, any instrument, contract or other agreement to which the Sony Venturer is a party or by or to which its property or assets may be bound or subject, or
(iii) violate any law, rule, regulation, order, judgment, injunction, decree or award of any court, administrative agency or governmental body against, or currently binding upon, the Sony Venturer, or (iv) require any consent, approval, order or authorization of, or registration or filing with, or the giving of notice to, any sons-or governmental or public body or authority.

          15.02 Representations and Warranties of the Promoter Venturer. The Promoter Venturer hereby represents and warrants to the Sony Venturer as follows:

          (a) The Promoter Venturer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) Except as previously disclosed to Venturer, all of outstanding capital stock of the Promoter Venturer is held beneficially and of record by the Principals.

          (c) The Promoter Ventures has full corporate power and authority to execute, deliver and perform the terms and provisions of this Joint Venture Agreement and has taken all necessary and appropriate corporate and stockholder action to authorize the execution, delivery and performance of this Joint
Venture Agreement. This Joint Venture Agreement has been duly and validly authorized, executed and delivered on behalf of the Promoter Venturer and constitutes the legal, valid and binding obligation of the Promoter Venturer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors` rights generally by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or in law).

          (d) Neither .the execution and delivery of this Joint Venture Agreement nor the consummation of the transactions contemplated herein will (i) violate any provision of the certificate of incorporation or by-laws of the Promoter Venturer, (ii) violate, conflict with or result in a breach of, or constitute (or with notice or lapse of time or both would constitute) a default under the terms of, any instrument, contract or other agreement to which the Promoter Venturer or the Principal is a party or by or to which any of their property or assets may be bound or subject, (iii) violate any law, rule, regulation, order, judgment, injunction, decree or award of any court, administrative agency or governmental body against, or currently binding upon, the Promoter Venturer or the Principal, or (iv) require any consent, approval, order or authorization of, or registration or filing with, or the giving of notice to, any person or governmental or public body or authority.

          (e) Neither the Promoter its property or assets is a party to, or subject to, any litigation or, to the knowledge of the Promoter Venturer, threatened litigation.

          (f) No Person has or shall have any right, title or interest in or to any of the assets of the Venture as a result of the Promoter Venturer`s participation in the Venture.

          (g) No Promoter Party shall, through its acts or omissions, permit or cause any liens, encumbrances or claims against any of the Venture`s assets, whether tangible or intangible, or the Venture itself.

          (h) The Master Recordings shall be produced in accordance with the rules and regulations of the American Federation of Musicians, the American Federation of Television and Radio Artists and all other unions having jurisdiction, including without limitation paragraph 31 of the 1990 - 1993 AFTRA Code of Fair Practice for Phonograph Recordings (or the comparable provision of any successor agreement); all Persons rendering services in connection with the Master Recordings shall fully comply with the provisions of the Immigration

Reform Control Act of 1986; and each Artist is or will become and will remain, to the extent necessary to enable the performance of this Joint Venture Agreement, a member in good standing of all labor unions or guilds, membership in which may be lawfully required for the performance of each Artist`s services under the applicable Artist Agreement.

          (i) The Promoter Venturer shall comply with the restrictions, if any, contained in each Artist Agreement.

          (j) Except as expressly provided by the explicit tetras set forth this Joint Venture Agreement, none of the Promoter Parties shall at any time hire or engage any employees, consultants or other any capacity, whether pursuant to a written agreement, as an employee at will or otherwise, in the name of or on behalf of the Venture_ To the extent, if at all, that the Promoter Parties determine in the exercise of its reasonable business judgment that the services of any Persons, other than the Principal, are required in order for the Promoter Venturer to fulfill its obligations under this Joint Venture Agreement, then the services of such Persons shall be engaged or hired by the Promoter Venturer solely in the name of the Promoter Venturer (and not in the name of the Venture, the Sony Venturer, Parent or its Affiliates), and the Promoter Venturer shall be solely responsible for the fulfillment of any and all obligations, financial and otherwise, to such Persons at its sole cost and expense, including, without limitation, any and all obligations (financial and otherwise) with respect to salary, benefits, federal and state unemployment taxes, Social Security taxes, income tax withholding, workers compensation, employee health and safety, anti-discrimination laws, U.S. immigration laws, and any other applicable federal and state labor laws and regulations. All employee policies adopted by the Promoter Venturer shall be reasonable. Upon the Sony Venturer`s reasonable request in each instance, the Promoter Venturer shall furnish to the Sony Venturer all agreements, supporting documentation and assurances requested by the Sony Venturer which evidence that such Persons shall look solely to the Promoter Venturer, and not to the Venture, the Sony Venturer, Parent or its Affiliates, for the fulfillment of any such obligations.

16.  INDEMNIFICATION

     16.01 Indemnification by the he Promoter Venturer.

          (a) The Promoter Venturer shall at all times indemnify and hold harmless Parent, the Sony Venturer, the Venture, any licensees of Parent or the Venture, and their Affiliates, officers, employees and agents (collectively, "Indemnified Parties") from and against any and all claims, losses, damages, liabilities, costs and expenses, including without limitation, legal expenses and reasonable counsel fees incurred by any of them (collectively, "Losses") or alleged breach by the Promoter the Principal and any Controlled Entity of any representation or warranty made by any of them in this Joint Venture Agreement or any related agreement or any other act or omission by the Promoter Venturer, the Principal or any Controlled Entity (directly or through or by any of their agents, employees or other representatives); provided that the claim concerned has been settled or has resulted in a judgment against a party indemnified under this subparagraph 16.01(a); provided further that such other party shall be promptly notified of the existence of the claim, demand, action or right of action, and shall be given reasonable opportunity to participate in the defense thereof. Pending the resolution of any such claim, the Venture may withhold monies which would otherwise be payable to the Promoter Venturer under this Joint Venture Agreement in an amount consistent with such claim. If no action or other proceeding for the recovery on such claim has been commenced within twelve
(12) months after its assertion the Venture shall not continue to withhold monies in connection with that particular claim under this subparagraph 16.01(a) unless the Sony Venturer believes in its reasonable judgment that such proceeding may be instituted notwithstanding the passage of that time. The Venture shall release such monies if the Promoter Venturer makes bonding arrangements, satisfactory in the sole discretion of the Sony Venturer, to assure the Sony Venturer of payment of the amount of any potential indemnification obligation under this subparagraph 16.01(a).

          (b) If any Indemnified Party pays more than $5,000 in settlement of any such claim, the Promoter Venturer shall not be obligated to reimburse such Indemnified Party for the amount in excess thereof unless the Promoter Venturer has consented to the settlement, except as provided in the next sentence. If the Promoter Venturer does not consent to any settlement proposed by an Indemnified Party for an amount exceeding $5,000, the Promoter Venturer shall nonetheless be required to reimburse the Indemnified Party for the full amount paid unless the Promoter Venturer shall have made bonding arrangements, satisfactory in the reasonable discretion of the Sony Venturer, to assure the Sony Venturer of reimbursement of all Losses that any Indemnified Putty may incur as a result of such claim.

17.  TRANSFER AND CHANGE OF CONTROL

     17.01 Transfer of Venture Interests. Neither Venturer shall make or permit any sale, transfer, assignment, pledge, lien or other disposition of or encumbrance (whether voluntary, involuntary, by operation of law or otherwise) of any interest in this Joint Venture Agreement, the Venture or any property or assets of the Venture, without the prior written consent of all the Venturers, provided that the Sony Venturer may transfer its interest in whole or in part to an Affiliate of the Sony Venturer or to any Person acquiring all or substantially all of the assets of the Sony Venturer or to any partnership or other venture in which such persons may participate, and such rights may be similarly assigned to any assignee. No such assignment shall relieve the Sony Venturer of any of the Sony Venturer`s obligations hereunder_ The Sony Venturer may also assign its rights to Parent or any Affiliate if advisable in the Sony Venturer`s sole discretion to implement the license granted. Any purported assignment by a Venturer in violation of this paragraph shall be void.

     17.02 Change Control of Promoter Venturer. The Principals) shall ensure that there is no change in control of the Promoter Venturer.

18.  MISCELLANEOUS

     18.01 Confidentiality. Each Venturer agrees that it shall, and it shall instruct in writing its respective attorneys, accountants and other professional advisors (collectively, "Advisors") to, hold in confidence and not communicate, transmit, publish, disseminate or otherwise disclose any of the terms and conditions of this agreement or any fact, matter, event or surrounding circumstance leading to or relating to the negotiation thereof to which such party was privy or of which it was otherwise made aware (e.g., by being copied on correspondence or by being advised of such fact, matter, event or circumstance by another party the negotiation) (collectively, "Confidential Information"); provided, however, that nothing in this paragraph 18.01 shall prohibit disclosure of such Confidential Information: (a) by each party to its respective financial officers, management, bankers or others as may be reasonably necessary in the operation of its business; (b) by each party to its respective Advisors to the extent that such disclosure is the opinion of such Advisors required to enable such Advisors fully to represent the party concerned; (e) in connection with any governmental or judicial proceeding; or
(d) to any judicial, governmental or regulatory body; provided, however, in each such instance described in the preceding clauses (c) and (d), the business terms of this Joint Venture Agreement or any related agreement including, without limitation, any Employment Agreement shall not be disclosure unless such terms are specifically at issue in the judicial or governmental proceeding concerned. At the Sony Venturer`s request, the Promoter Parties shall of their Advisors to execute a confidentiality statement in accordance with the preceding sentence. The Promoter Venturer and the Sony Venturer agree that the disclosure of any Confidential Information or any such material terms in the context of a formal press announcement or press shall be subject to the Promoter Venturer`s and the Sony Venturer`s mutual approval.

     18.02 Titles and Headings. Titles and headings of Articles and paragraphs herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Joint Venture Agreement.

     18.03 Entire Agreement. This Joint Venture Agreement, the Exhibits hereto and any other documents contemplated hereby [(including the Employment Agreements)] constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties in connection therewith the incorporated or specifically referred to herein.

     18.04 Notices. Except as otherwise specifically provided herein, all notices hereunder shall be in writing and shall be given by courier or other personal delivery or registered or certified mail.

(a) if to the Sony Venturer to:

                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------
                  Attention:
                           --------------------------------

                  With a copy to:

                  -----------------------------------------
                  -----------------------------------------
                  Attention:
                           --------------------------------

(b) if to the Promoter Venturer to:

                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------
                  Attention:
                           --------------------------------
                  With a copy to:

                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------
                  Attention:
                           --------------------------------

or to such other address or addresses as may be designated in writing by either Venturer. Notices shall be deemed given when mailed, except that notice of change of address shall be effective only from the date of its receipt. Any party`s inadvertent failure to send any of the copies referred to above shall not constitute a breach of this Joint Venture Agreement or impair the effectiveness of the notice concerned.

     18.05 Agreements, Approval and Consent.

          (a) As to all matters treated herein to be determined by mutual agreement, or as to which any approval or consent is required, such agreement, approval or consent will not be unreasonably withheld (except as otherwise expressly provided in this agreement).

          (b) The agreement, approval or consent of any Promoter Party, whenever required (including, without limitation, written agreement, approval or consent), shall be deemed to have been given unless the Promoter Party concerned notifies the Sony Venturer within ten (10) business days following the date of the Sony Venturer`s request to the Promoter Party concerned therefor.

     18.06 Amendment. This Joint Venture Agreement may not be changed, waived, discharged or terminated (except as explicitly provided herein), in whole or in part, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

     18.07 Waiver. The failure of any party to object to any breach of, or non-compliance with, any provision of this Joint Venture Agreement shall not be construed as a lapse of, or as a waiver of, any right or remedy upon the occurrence of any other breach of, or non-compliance with, the same or any other provision of this Joint Venture Agreement. No exercise or any right or remedy under this agreement will limit the Sony Venturer`s right to recover damages by reason of any default or breach of this agreement or any of the Sony Venturer`s other rights or remedies_ All remedies, rights, undertakings, and obligations contained in this agreement shall be cumulative and none of shall be in limitation of any other remedy, right, undertaking, or obligation of either party.

     18.08 Severability. If any provision of this Joint Venture Agreement should be determined to be invalid, illegal or unenforceable, in whole or in part, such provision or portion shall be deemed to be severed or limited, and this Joint Venture Agreement shall be considered to be thus amended to give effect to the intention of the parties hereto insofar as that is possible.

     18.09 Governing Law. THIS JOINT VENTURE AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF NEW YORK, AND THE VALIDITY, INTERPRETATION AND LEGAL EFFECT OF THIS JOINT VENTURE AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFRMED ENTIRELY WITHIN THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES UNDER NEW YORK STATE LAW). THE NEW YORK COURTS (STATE AND FEDERAL) SHALL HAVE SOLE JURISDICTION OF ANY CONTROVERSIES REGARDIN THIS JOINT VENTURE AGREMENT; ANY ACTION OR OTHER PROCCEDING WHICH INVOLVES SUCH A CONTROVERSY SHALL BE BROUGHT IN THOSE COURTS IN NEW YORK COUNTY AND NOT ELSEWHERE. THE PARTIES WAIVE ANY AND ALL OBJECTIONS TO VENUE IN THOSE COURTS AND HEREBY SUBMIT TO THE JURISDICTION OF THOSE COURTS. ANY PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY, AMONG OTHER METHODS, BE ERVED UPON THE PROMOTER VENTURER BY DELIVERING IT OR MAILING IT, BY REGISTERED OR CERTIFIED MAIL, DIRECTED TO THE DDRESS FIRST ABOVE WRITTEN OR SUCH OTHER ADDRESS AS THE PROMOTER VENTURER MAY DESIGNATE PURSUANT TO PARAGRAPH 18.04. ANY SUCH PROCESS MAY, AMONG OTHER METHODS, BE SERVED UPON ANY PERSON WHO APPROVES, RATIFIES OR ASSENTS TO THIS JOINT VENTURE AGREEMENT TO INDUCE THE SONY VENTURER TO ENTER INTO IT, BY DELIVERING THE PROCESS OR MAILING IT BY REGISTERED OR CERTIFIED MAIL, DIRECTED TO THE ADDRESS FIRST ABOVE WRITTEN OR SUCH OTHER ADDRESS AS THE PERSON CONCERNED MAY DESIGNATE IN THE MANNER DESCRIBED IN PARAGRAPH 18.04. ANY SUCH DELIVERY OR MAIL SERVICE SHALL BE DEEMED TO HAVE THE SAME FORCE AND EFFECT AS PERSONAL SERVICE WITHIN THE STATE OF NEW YORK.

     18.10 Successors. This Joint Venture Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     18.11   Counterparts.   This  Joint  Venture   Agreement  in  one  or  more
counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

     18.12 Third Parties. Except as expressly provided herein or as otherwise agreed by the parties hereto, the provisions of this Agreement are solely for the benefit of the parties hereto and shall not, except of the Sony Venturer, for the benefit of Parent and its Affiliates, inure to the benefit of any third party.

     18.13 Further Assurances. Each party agrees (and acknowledge, if requested) and deliver such additional documents and instruments and to perform such additional acts as may be or appropriate to effectuate, carry out and perform of the terms, provisions, conditions and purposes of this Joint Venture Agreement and all the transactions contemplated by this Joint Venture Agreement and all other agreements delivered in connection herewith.

     IN WITNESS WHEREOF, the Venture Agreement to be executed under seal by their duly authorized officers as of the day and first above written.

                           SONY MUSIC, a Group of Sony Music Entertainment Inc.


                           By:
                              -------------------------------------------------
                              Name:
                              Title:

                           [PROMOTER VENTURER]


                           By:
                             --------------------------------------------------
                              Name:
                              Title:

                                    EXHIBIT A

                            Employment Agreement Form



                           (Reference: Paragraph 4.04)

                                    EXHIBIT B

                     Business Plan for Initial Contract Year


                        (Reference: Subparagraph 4.05(a))

                                    EXHIBIT C

                           Sony Artist Agreement Form


                           (Reference: Paragraph 6.01)

                                   APPENDIX A


to the Joint Venture Agreement (the "Joint Venture Agreement") between Sony Music, a Group of Sony Music Entertainment Inc. (the "Sony Venturer"), and [NAM-] (the "Promoter Venturer") dated as of ____________ [SMU _____]. All terms defined in the Joint Venture Agreement shall have the same meanings below, unless expressly set forth otherwise.

1. TERM

          (a) The term of each Artist Agreement shall begin during the Term and shall continue for a first Contract Period ending on date seven (7) months following the initial Release United States of the Album Delivered in complete satisfaction of the Artist`s Recording Commitment for such first Contract Period, bat in no event later than the date twelve (12) months following the completion of Delivery of all Recordings constituting the Artist`s Recording Commitment for such first Contract Period.

          (b) The Venture will have not fewer than seven (7) separate options (each a "Contract Period Option") to extend the term of each Artist Agreement for additional Contract Periods (sometimes, hereinafter, referred to as "Option Periods") on the same terms and conditions applicable to the first Contract Period. The Venture may exercise each of those Contract Period Options by sending the Artist a notice not later than the expiration date of Contract Period which is then in "current Contract Period"). If the Venture exercises a Contract Period Option, the Option Period begin immediately after the end of the current Contract Period and shall continue until the date seven (7) months following the Initial Release in the United States of the Album Delivered in complete satisfaction of the Artist`s Recording Commitment for that Option Period but in no later than the date twelve (12) months following the completion of Delivery of all Recordings constituting the Artist`s Recording Commitment for that Option Period.

2. RECORDING COMMITMENT. During each Contract Period, the Artist will perform for the recording of Recordings sufficient to constitute one (1) Album, cause those Recordings to be produced, and Deliver them to the Sony Venturer (the "Recording Commitment"). No Artist Agreement shall obligate the Venture to more than one Album in any Contract Period without the prior written approval of the Sony Venturer. The Recording Commitment for each Contract Period will be within the first three (3) months of the Contract Period concerned.

3. No advances (other than union scale payments) shall be payable to the Artist without the prior written approval of Sony.

4. TERRITORY. The rights acquired by the Venture pursuant to each Artist Agreement shall not be than universe-wide.

5. CERTAIN OTHER PROVISIONS. Each Artist Agreement shall contain the following provisions:

          (a)  "Each  Master   Recording  made  under  this  agreement  will  be
consindered a "work made for hire" within the meaning of U.S. Copyright Law. The

Venture shall have all rights throughout the world in perpetuity to distribute and otherwise exploit any Master Recording made hereunder."

          (b) "This agreement is subject to assignment to Sony Music, a Group of Sony Music Entertainment Inc. ("Sony"), in accordance with an agreement between [PROMOTER VENTURER] ("________") and Sony dated as of ______________, and Sony shall have the right to exercise, implement or enforce any rights granted to the Venture hereunder on Venture`s behalf. In the event of a default by the Venture in performing any of its obligations under this agreement, duplicate notice of such default will be sent to Sony Music Entertainment Inc., Law Department, 550 Madison Avenue, New York, New York, 10022-3211, Attention: Senior Vice President and General Counsel, and to Sony`s Senior Vice President, Business Affairs and Administration, at the same address, simultaneously with the giving of such notice to ____________, and Sony shall cure each default on behalf of ________________."

          (c) (This subparagraph V(c) shall apply only if the Artist concerned is a California resident or if the financial terms of the Artist Agreement concerned sufficient so that it is reasonably likely that the following amounts can be paid without exceeding the maximums presented in subparagraph V(g) below.)

               (i) "The aggregate amount of the compensation paid to each of you under this agreement shall not be less than the "Designated Dollar Amount" (as defined below) per Fiscal Year. "Fiscal Year", in this paragraph, means the annual period beginning on the date of commencement of the term, and each subsequent annual period through the seventh such annual period, during the term. [You warrant and represent that all payments made to you under this agreement during each Fiscal Year shall be distributed equally among you.]

               (ii) If [each of you has] [you have] not received compensation equal to the Designated Dollar Amount under this agreement for a Fiscal Year, shall pay you the amount of the deficiency before the end of that Fiscal Year; at least forty (40) days before the end of each Fiscal Year you shall notify ___________ if [each of you has] [you have] not received compensation equal to the Designated Dollar Amount under this agreement for that Fiscal Year, and of the amount of the deficiency. Each such payment shall constitute an Advance and shall be applied in reduction of any and all monies due or becoming due to you under this agreement. ____________ may not withhold or require you to repay any payment made to you pursuant to or subject to this subparagraph.

               (iii) As in this subparagraph, the "Designated Dollar Amount" shall be:

                    (A) Nine Thousand Dollars ($9,000) for the first Fiscal Year of this agreement;

                    (B) Twelve Thousand Dollars ($12,000) for the second Fiscal Year of this agreement; and

                    (C) Fifteen Thousand Dollars ($15,000) for each of the third through seventh years of this agreement.

               If in any Fiscal Year the aggregate amount of the compensation paid to you under this agreement exceeds the Designated Dollar Amount, such excess compensation shall apply to reduce the Designated Dollar Amount for any subsequent Fiscal Years.

               (iv) You acknowledge that this paragraph is included to avoid compromise of `s rights (including ________`s entitlement injunctive relief) by reason of a finding of applicability of California law, but does not constitute a concession by __________ that California law is actually applicable.]"

          (d) "In the event the Venture elects not to exercise an option to extend the term of this agreement, you will promptly notify Sony Music of the same. Each such notice shall be in writing and shall be sent by courier or other personal delivery or by registered or certified mail to the following address:
Sony Music, 550 Madison Avenue, New York, New York 10022-3211, Attention: Senior Vice President, Business Affairs and Administration."

          (e) Unless the Promoter Venturer receives the prior written approval of the Sony Venturer in each instance, the Venture shall only be entitled to enter into Artist Agreements that:

               (i) provide for Artist royalties of no more than the percentages set forth under subparagraph V(t);

               (ii) provide for Recording Funds (inclusive of all Recording Costs and Artist advances) of no more than the applicable minimum and maximum amounts set forth under subparagraph V(g) below, as calculated and otherwise defined therein; and

               (iii) provide for mechanical royalties not in excess of the rates and maximums prescribed in section 5.02(b)(4) of the Joint Venture Agreement.

          (f) In each instance, the royalty payable to the Artist under an Artist Agreement will not exceed the amount of a royalty computed at a rate of ________ (__%) percent For Top Line Net Sales of Albums sold for distribution Through Normal Retail Channels in the United States, with such reductions (as specified in the Standard Form Agreement) on all sales for which reduced royalties are payable under the Standard Form Agreement, including, without limitation, a royalty rate for any Record in the audio-only compact disc configuration and any Record in a New Technology Configuration not in excess of eighty percent (80%) of the otherwise applicable royalty rate prescribed in the Artist Agreement such terms are defined in the Standard form Agreement).

          (g) (i) The Advances payable in respect of any Album Delivered in fulfillment of any Artist`s Recording Commitment shall the difference between the Recording Fund specified below, less all Recording Costs incurred respect of such Album.

               (ii) The Recording Fund for the First Album shall be $____________. The Recording Fund for each subsequent Album of an Artist`s Recording Commitment shall be computed pursuant to the Fund Calculation Formula (subject to Section V(g)(iii)).

               (iii) Notwithstanding section V(g)(ii) above, no such Recording Fund for any Artist in respect of any Album shall be more than the applicable maximum or less than the applicable minimum prescribed below:

                                      Minimum     Maximum

            (A) The second Album Delivered
            by an Artist pursuant to an Artist
            Agreement

            (B) The third Album Delivered by
            an Artist pursuant to an Artist
            Agreement

            (C) The fourth Album Delivered
            by an Artist pursuant to an Artist
            Agreement

            (D) The fifth Album Delivered by
            an Artist pursuant to an Artist
            Agreement

            (E) The sixth Album Delivered by
            an Artist pursuant to an Artist
            Agreement

            (F) The seventh Album Delivered by
            an Artist pursuant to an Artist
            Agreement

            (G) The eighth Album Delivered by
            an Artist pursuant to an Artist
            Agreement

                                   APPENDIX B

                       Form of Security Interest Agreement


                        (Reference: Subparagraph 5.03(f))

                                   APPENDIX C

              STATEMENT OF POLICY CONCERNING CONFLICTS OF INTEREST
              ----------------------------------------------------


         1. It is the policy of [NAME OF VENTURE]. a [Delaware limited liability company] Venturer avoid any conflict between their personal interests and the interests of the Venture.

         2. No employee of the Venture or the Promoter Venturer should be, or even seem to be, subject to influences, interests or relationships which conflict with the best interests of the Venture. An employee of the Venture or the Promoter Venturer must report any actual or possible conflict of interest to each of the Promoter Venturer and the Sony Venturer.

         3. A conflict of interest exists when a Venture or Promoter Venturer employee is in a position to compete with, rather than help, the Venture. It also exists when an advantage employee (or an employee`s immediate family) stands to profit by a decision he or she may make on behalf of the Venture. And it exists when an employee can make a business decision not on the basis of the Venture`s interest but rather for his or her own personal advantage.

         4. Any employee who violates, or shall have violated, the policy set forth in this Statement of Policy concerning conflicts of interest shall be subject to such action, including dismissal, as may be deemed appropriate by the Promoter Venturer or the Sony Venturer.

                                   APPENDIX D

            SECTION 317 OF THE COMMUNICATIONS ACT OF 1934, as amended


              Announcement With Respect to Certain Matter Broadcast
              -----------------------------------------------------


         (a)  (1)......All  matter broadcast by any radio1 station for which any money, service or other valuable consideration is directly or indirectly paid, or promised to or charged or accepted by, the station so broadcasting, from any person, shall, at the time the same is to broadcast, be announced as paid for or furnished, as the case may be by such person: provided, that "service or other valuable consideration`"` shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, a broadcast unless it is so furnished in consideration for an identification in a broadcast of any person, product, service, trademark or brand name beyond an identification which is reasonably related to the use of such service or property on the broadcast.

                  (2)......Nothing  in this section shah preclude the Commission from requiring that an appropriate announcement shall be made at the time of the broadcast in the case of any political program or any program involving the discussion of any controversial issue for which any films, records, transcriptions, talent, scripts, or other material or service of any kind have been furnished, without charge or at a nominal charge, directly or indirectly, as an inducement to the broadcast of such program.

         (b) In any case where a report has been made to a radio station, as required by Section 507 of this Act, of circumstances which would have required an announcement under this section had the consideration been received by such radio station, an appropriate announcement shall be made by such radio station.

         (c) The licensee of each radio station shall exercise reasonable diligence to connection with any program or program matter for broadcast, information to enable such licensee to make the announcement required by this section.

         (d) The Commission may waive the requirement of an announcement as provided in this section in any case or class of cases with respect to which it determines that the public interest, convenience, or necessity does not require the broadcasting of such announcement.

         (e) The Commission shall prescribe appropriate rules and regulations to carry out the provisions of this section.

                                   APPENDIX E

            SECTION 508 OF THE COMMUNICATIONS ACT OF 1934, as amended

                          Disclosure of Certain Payment
                          -----------------------------


         (a) Subject to subsection (d), employee of a radio station who accepts or agrees to accept from any person (other than such station) or any person (other than such station) who pays or agrees to pay such employee, any money, service, or other valuable consideration for the broadcast of any matter over such station shall, in advance of such broadcast, disclose the fact of such acceptance or agreement to such station.

         (b) Subject to subsection (d), any person who, in connection with the production or preparation of any program or program matter which is intended for broadcasting over any radio station, accepts or agrees to accept, or pays or agrees to any money, service or other valuable consideration for the inclusion of any matter as a part of such program or program matter, shall, in advance of such broadcast, disclose the fact of such acceptance or payment or agreement to the payee`s employer, or to the person for whom such program or program matter is being produced, or to the licensee of such station over which such program is broadcast.

         (c) Subject to subsection (d), any person who supplies to any other person any program or program matter which is intended for broadcasting over any radio station shall, in advance of such broadcast, disclose to such other person any information of which he has knowledge, or which has been disclosed to him as to any money, service or other valuable consideration which any person has paid or accepted, or has agreed to pay or accept, for the inclusion of any matter as a part of such program or program matter.

         (d) The provisions of this section requiring the disclosure of information shall not apply in any case where, because of a waiver made by the Commission under Section 317(d), an announcement is not required to be made under Section 317.

          (e) The  inclusion  in the  program of the  announcement  required  by
Section 317 shall constitute the disclosure required by this section.

         (f) The term "service or other valuable consideration" as used in this section shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, a broadcast, or for use on a program which is intended for broadcasting over any radio station, unless it is so furnished in consideration for an identification in such broadcast or in such program of any person, product, service, trademark, or brand name beyond an identification which is reasonably related to the use of such service or property in such broadcast or such program.

         (g) Any person who violates any provision of this section shall, for each such violation, be fined not more than $10,000 or imprisoned not more than one year, or both.

                                   APPENDIX F

                                   SCHEDULE A

                               Delivery Materials


A.   VIDEO

     A first generation Digital Beta master on Sony Digital Beta videotape conforming to NTSC RS170A specifications with non-drop frame SMPTE tithe code in the following sequence and format:

          a) Start SMPTE time code at 57:30:00 and run continuously to end tape.

          b) Sixty (60) seconds of color bars starting at 58:00:00 with 1kHz tones at 0 VU +/-db to be Recorded on all active audio tracks.

          c) Sixty (60) seconds of black, no tones, starting at 59:00:00.

          d) FBl Warning (to be supplied by Sony). THIS MUST START AT ONE HOUR EVEN (1:00:00:00).

          e) One (1) second of black.

          f) Sony Music (or label) logo (to be supplied by Sony).

          g) One (1) to two (2) seconds of black.

          h) The Program. A copyright notice reading "(C) 2001 Sony Music Entertainment Inc." or such other notice as Sony designates will run at the end of the Program

          i) After the Program and credits, MOS (no audio), black with time code to end tape.

B.   AUDIO

     1. With the Digital Beta "0" reference level set at -20db, average program levels should be -10db, with program peaks not to exceed -5db.

     2. Stereo audio derived from the original first generation sound mix will be laid onto Audio Tracks 1 and 2 of the Digital Beta master. Tracks 3 and 4 will be left open (unless required for foreign language dubbing or separate music and effects tracks if requested by Sony).

C.       ADDITIONAL DELIVERY MATERIALS

          (a) Broadcast and other uses (other than Home Video and MTV use) of Videos derived from Master Recordings: 80% of Licensee`s Gross Receipts.

          (b) Home Video Use: 20% of the applicable Royalty Base Price Royalty Base Price (rather than Gross Receipts) in respect of NRC Net Sales; and 10.8% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of sales through a club operation.

          (c)(1) The basic royalty on NRC Net Sales of Mid-Price Home Videos shall be 13.6% of the applicable Royalty Base Price.

               (2) The basic royalty on NRC Net Sales Videos shall be 10.8% of the applicable Royalty Base Price.

          (d)MTV use: 90% of Licensee`s Gross Receipts.


     2.02 With respect to the exploitation by Licensees of Long Form Videos embodied in Audiovisual Records (other than Screen Savers) derived from Master Recordings, the Sony Venturer shall credit to the Venture royalties equal to the respective percent of the applicable Licensee`s Gross Receipts or royalty specified below:

          (a)  Broadcast and other uses (other than Home Video use):

               (1) If the applicable Licensee secures the broadcast or other use or exhibition: 80% of Licensee`s Gross Receipts.

               (2) If the applicable Licensee and the Venture jointly secure the broadcast or other use or exhibition: 90% of Licensee`s Gross Receipts.

               (3) If the Venture secures  broadcast or other use or exhibition:
100% of Licensee`s Gross Receipts.

          (b) Home Video Use: 20% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of NRC Net Sales; and 10.8% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of sales through a club operation.

          (c)(1) The basic royalty on NRC Net Sales of Mid-Price Home Videos shall be 13.6% of the applicable Royalty Base Price.

               (2) The basic royalty on NRC Net Sales of Budget Home Videos shall be 10.8% of the applicable Royalty Base Price.

     2.03 With respect to the exploitation by Licensees of Screen Savers derived from Master Recordings, the Sony Venturer shall credit to the Venture a basic royalty equal to 18% of the applicable Royalty Base Price on NRC Net Sales.

3.   MISCELLANEOUS ROYALTY PROVISIONS

     Notwithstanding anything to the contrary contained in Articles 4 and 5 hereof:

     3.01 No royalties shall be credited to the Venture in respect of Records sold or distributed as cutouts after listing of such Records has been deleted from the applicable catalog, or as "bonus" Records (whether or not intended for resale).

     3.02 With respect to Records embodying Master Recordings, together with other Recordings, the royalty rate to be credited to the Venture shall be computed by a fraction, the numerator of which is the number of Sides consisting of Master Recordings hereunder, and the denominator of which is the total number of Sides contained on such Record.

     3.03 No royalty shall be credited to the Venture with respect to Records received by members of a club operation in an introductory offer in connection with joining it, or upon recommending that another join it, or as a result of the purchase of Records, including, without limitation, Records distributed as "bonus" or "free" Records, or Records for which the club operation is not paid.

     3.04 Except as otherwise indicated, all royalties specified in Articles 1 and 2 hereof shall be based on 100% of Net Sales.

     3.05 The Sony Venturer shall compute the royalties to be credited to the Venture hereunder in the same national currency in which the Sony Venturer is credited for the sale or exploitation concerned by The Licensee concerned, and the Sony Venturer shall credit those Sony Venturer. For purposes of accounting to the Venture hereunder, the Sony Venturer shall accounting and payment for that safe. (For the purposes of this paragraph, only, any royalties made to the Sony Venturer and retained by the Licensee by reason of that charge shall be deducts any taxes from its payments to the Sony Venturer, the Sony Venturer may deduct a proportionate amount of those taxes from royalties to be credited to the Venture hereunder. If any law, any government ruling, or any other restriction affects the amount of the payments which a Licensee can remit to the Sony Venturer, the Sony Venturer may deduct from royalties Licensee`s remittances to the Sony Venturer. If the Sony Venturer cannot collect payment in the United States in U.S. Dollars, the Sony Venturer shall not be required to account to the Venture for that sale, except as provided in the next two (2) sentences. The Sony Venturer Promoter Venturer`s share of royalties which would be credited to the Venture hereunder on the foreign sales concerned, to the extent such monies are available for that purpose, and only to year concerned. All such deposits shall constitute payments to the Promoter Venturer of the Promoter Venturers share of Profits for accounting purposes for the fiscal year concerned.

4.   DEFINITIONS

Except as expressly provided herein, all terms defined in the Joint Venture Agreement to which this Schedule B is attached shall have the same meanings in this Schedule B. Notwithstanding the preceding sentence, the following terms shall have the meanings set forth below:

     4.01-"Broadcast" - any broadcast transmission, including, without limitation, over-the-air transmission, cable transmission, satellite transmission or any other manner of broadcast now known or which may hereafter come into existence.

     4.02(a) "Budget Home Video" - a Home Video embodied on an Audiovisual Record bearing a Gross Royalty Base more than 50% lower than the Gross Royalty Base applicable to the top line standard videos in the same configuration released by the Licensee concerned in the territory concerned ("Top Line Video, Base").

          (b) "Mid-Price Home Video" - Audiovisual Record bearing a Gross Royalty Base between 25% lower and 50% lower than such Top Line Video Base.

     4.03 (a) "Budget Record" - a Record, whether or not previously bearing a Gross Royalty Base more than thirty-two percent (32%) lower than the Gross Royalty Base applicable to the Top Line Records in the same configuration (e.g., whether it is a tape cassette, compact disc, or vinyl Record and whether it is an Album, Single or Audiovisual Record) released by Sony or Sony`s Licensees in the country concerned.

          (b) "Mid-Price Record" - a Record, whether or not previously released, bearing a Gross Royalty Base at least fifteen percent (15%), but not more than thirty-two percent (32%), lower than the Gross Royalty Base applicable to the Top Line Records (defined in subparagraph 4.03(c) below) in the same configuration.

          (c) "Top Line" Record - a Record bearing the same Gross Royalty Base as the majority (or plurality) of the new Record releases in the same configuration (other Sony`s best selling artists.

     4.04 "Club Sales" - any direct sales to consumers conducted by mail-order or on a membership (for example, sales through Bertelsmann in Europe).

     4.05 "Container Change" - the applicable percentage, specified below, of the Gross Royalty Base (less all taxes) applicable to the Records concerned:

          (a} Analog vinyl Records (including Singles and 12-inch singles)- ten percent (10%).

          (b) Analog cassette Records - twenty percent (20%).

          (c) Compact discs, New Technology Configurations and Records in all other configurations - twenty-five percent (25%).

Container Charges will not be deducted for Singles packaged only in stock paper sleeves or for Audiovisual Records sold for home use.

          4.06 "Gross Receipts" - all moneys actually earned and received by the Licensee concerned from the exploitation concerned.

          4.07 "Home Video" - when used in connection with the exploitation of Videos, means the use or license of Videos embodied on Audiovisual Records intended for use in personal residences, including, without limitation, Screen Savers, put exclusive of Children`s Home Videos.

          4.08 "Infinity Digital Series" - the budget and mid-price product lines of classical Records (other than Audiovisual Records) released under the Sony Classical label and Budget Records or Mid-Price Records).

          4.09 "Royalty Base Price" - the amount specified below ("Gross Royalty Base") applicable to the Records concerned, less all excise, purchase, value added or similar taxes and less the applicable Container Charge. The Royalty Base Price for Records sold through any club Operation will be the same as that for the identical Records Sold Through Normal Retail Channels in the territory concerned.

          (a) WITH RESPECT TO RECORDS (OTHER THAN AUDIOVISUAL RECORDS) SOLD FOR DISTRIBUTION IN CANADA: The Gross Royalty Base for a Record reproducing sound only is the amount computed under section (1) or section (2) below, whichever is lower:

               (1) twice the subdistributor price published by Sony applicable to the price series of the unit concerned at the commencement of the accounting period in which the sale occurs, less ten percent (10%); or

               (2)  the  prevailing   industry   suggested   retail  list  price
applicable to Records in the same configuration and the same wholesale price category as the unit concerned. In this section (2):

                    (i) A "major U.S. Record company" means one which distributes its own Records directly to wholesalers and retailers on a nationwide basis throughout the United States. (Those companies, at the date of this agreement, are Sony, BMG Entertainment, The FEW Group, Universal Music Group and The Warner Music Group.)

                    (ii) The "wholesale price" of a Record distributed by corresponding most closely in amount to a subdistributor price for a Record in the same configuration published by Sony.

                    (iii) The "wholesale price category" of a Record distributed by Sony includes: (A) that Record; and (B) Records in the same configuration sold by other major U.S. Record companies whose wholesale prices for those Records correspond most closely in amount to Sony`s published subdistributor price for the Sony-distributed Record concerned.

                    (iv) "Prevailing industry suggested retail list price" Records in the wholesale price category concerned by the major U.S. Record companies which publish suggested retail list prices.

Royalties will be calculated separately with respect to each price services in which units of a particular Record release are sold during the semiannual accounting period concerned. References to published prices in this section refer to those in effect at the commencement of the accounting period concerned.

          (b) WITH RESPECT TO RECORDS (OTHER THAN AUDIOVISUAL RECORDS) SOLD FOR DISTRIBUTION OUTSIDE OF THE UNITED STATES AND CANADA: The Gross Royalty Base is the applicable amount specified in sections(1) through (4) below, in the county of sale, at the commencement of the accounting period concerned, plus taxes:

               (1) The manufacturer`s suggested retail list price of the Records concerned.

               (2) If there is no suggested list price, the Gross Royalty Base will be the base used for computing mechanical royalties on the Records concerned by agreement between Record manufacturers and a licensing organization, such as BIEM, if that base is intended as an equivalent of or a substitute for an actual or hypothetical retail price.

               (3) If the foregoing base has been replaced in the past, or is replaced in the future, by a different substantial number of the major Record companies in the country concerned (for example, a manufacturer`s published price to dealers ("p.p.d.") with an uplift or other adjustment intended to convert it to a retail-related base), the Gross Royalty Base will be the Licensee`s p.p.d. for the Records concerned multiplied by the uplift adopted by such Record companies, provided that uplift is supported by a reliable industry-wide market survey.

               (4) If neither subsections (1), (2) or (3) apply, the Gross Royalty Base will be the Licensee`s p.p.d. for the Records concerned multiplied by one hundred twenty-six percent (126%).

          (c)WITH RESPECT TO AUDIOVISUAL RECORDS SOLD FOR DISTRIBUTION: The Gross Royalty Base is the manufacturer`s published price to dealers ("p.p.d.") in the county concerned at the commencement of the semi-annual accounting period concerned.

          (d) WITH RESPECT TO SCREEN SAVERS SOLD FOR DISTRIBUTION: The Gross Royalty Base is the manufacturer`s published price to dealers ("p.p.d.") in the country concerned at the commencement of the semi-annual accounting period concerned.

     4.10 "Licensee" - a Person to whom the Sony Venturer sublicenses the rights acquired by the Venture hereunder outside the United States and to whom the Sony Venturer also licenses the rights to manufacture and/or sell Records from a substantial portion of Recordings owned or controlled by the Sony Venturer in the territory concerned.

     4.11 "Master Recording" - as defined in the Joint Venture Agreement.

     4.12 "MTV" - a television channel devoted exclusively to the presentation of music Videos in more than one country.

     4.13. "Net Receipts" - means Gross Receipts less Third Party Payments, duplication costs and any other out-of-pocket expenses arising out of the exploitation concerned.

     4.14. "Net Sales" - 100% of gross sales less returns and credits. In respect of any territory as to which the Sony Venturer is credited for less than 100% of gross sales, then "Net Sales" in respect of such territory shall mean the percentage which the Sony Venturer actually receives in such territory, less returns and credits. Notwithstanding the two preceding sentences, in respect of Canada, "Net Sales" shall mean 92.5% of gross sales, less returns and credits.

     4.15. "New Technology Configurations" - shall mean Records in the following configurations: mini-discs, digital compact cassettes, digital audio tapes, laser discs, CD-ROM and other Records embodying, employing or otherwise utilizing any non-analog technology (whether or not presently existing or hereafter created or developed), but specifically excluding audio-only compact discs.

     4.16 (a) "Records" - all forms of reproductions, transmissions or communications of Master Recordings now or hereafter known, manufactured, distributed, transmitted or communicated for home use, school use, juke box use or use in means of transportation, including, without limitation, Records embodying or reproducing sound alone and Audiovisual Records.

          (b)"Audiovisual Record" - any Record which embodies, reproduces, transmits or otherwise communicates visual images whether or not the interaction of a consumer is possible or necessary for the visual images to be utilized or viewed.

     4.17 "Reissue Label" - a label, such as the Legacy label, used primarily for reissues of Master Recordings released previously.

     4.18 "Sales Through Normal Retail Channels" - refers to sales of Records other than (a) Club Sales; (b) sales by third parties other than the Licensee in the territory concerned; and (c) sales by any "special products operations."

     4.19 "Screen Savers" - shall mean any computer software application which displays the purpose of, among other things, preventing damage to computer monitors.

     4.20 "Side" - a Recording of a continuous performance of a particular arrangement or version of a composition, not less than two and one quarter (2-1/4) minutes in playing time.

     4.21 (a)"Single" - a vinyl audio-only Record not more than twelve (12) inches in diameter or the equivalent in non-vinyl configurations.

          (b)"Twelve-inch Single"/"Maxi-Single" - a vinyl audio-only Record not more than twelve (12) inches in diameter or the equivalent in non-vinyl configurations which is initially priced, marketed and sold as a Twelve-inch Single or Maxi-Single.

          (c) "Extended Play Record" or "EP" - an audio-only Record which is initially priced, marketed and sold as an EP, and does not constitute an Album.

          (d) "Album" - one (1) or more audio-only Records, at least thirty-five
(35) minutes in playing time, and sold in a single package.

     4.22. "Third Party Payments" - all applicable royalties, fees, advances or other payments of any description paid or payable to third parties arising out of the exploitation concerned, including, without limitation, artist and producer royalties and payments pursuant to any applicable collective bargaining agreements in connection with such sales, but excluding mechanical royalties arising out of the exploitation concerned.

     4.23.  (a)"Video" - except as otherwise  provided in subparagraphs  (b) and
(c) below, an audiovisual work featuring, primarily, the audio soundtrack of one
(1) or more Master Recordings hereunder.

          (b)"Short Form Video" - a Video embodying no more than two musical compositions.

          (c) "Long Form Video" - all Videos exclusive of Short Form Videos.

     4.24 "Recording" - every Recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, or in any other form or format, whether now or hereafter known, which is used or useful in the Recording, production, manufacture distribution and/or transmission of Records or for any other commercial exploitation.

     4.25 "Person" - any natural person, legal entity, or other organized group of persons or entities. (All pronouns, whether personal or impersonal, which refer to Persons include natural persons and other Persons.)

                                   SCHEDULE A

         List of Artists Currently Under Contract with a Promoter Party

                                   SCHEDULE B

     Calculation of Royalty for Exploitation of Master Recordings Outside the United States


1.   RECORD ROYALTIES (OTHER THAN AUDIOVISUAL RECORDS)

     1.01 ROYALTIES ON SALES OF MASTER RECORDINGS BY LICENSEES. With respect to Net Sales by Licensees of Records (other than Audiovisual Records) made from Master Recordings, the Sony Venturer will credit to the Venture the following royalties:

          (a) Except as provided in subparagraphs (b), (c) and (d) below, the Sony Venturer will credit to the Venture a basic royalty of the following percentage of the applicable Royalty Base Price in respect of Net Sales Through Normal Retail Channels ("NIRC Net Sales"):

               (i) 20% on Net Sales of Records (other than Singles, Twelve-inch Singles, Maxi-Singles and FPS).

               (ii)  13.6%  on  Net  Sales  of  Singles,   Twelve-inch  Singles,
Maxi-Singles and EPs.

          (b) The basic royalty on NRC Net Sales of Mid-Price Records shall be 12.4% of the applicable Royalty Base Price.

          (c) The basic royalty on Club Sales, Budget Records, Records sold through any Licensee`s "special products operations" (such as to educational institutions, libraries, or to clients for their promotion or sales incentive purposes) shall be 10% (based on Net Sales) of the applicable Royalty Base Price; and on sales of Records derived from Master Recordings leased or otherwise furnished by a Licensee to others for their manufacture and distribution of Records, the basic royalty shall be 10% (based on Net Sales) of the same retail base price reported to the Licensee in the country concerned. The royalty rate on any Record sold in conjunction with a substantial television advertising campaign shall be one-half (1/2) of the royalty rate hereunder that would otherwise apply if the Record concerned sold Through Normal Retail Channels.

     1.02 SYNCHRONIZATION FEES. The Sony Venturer shall credit to the Venture the following royalties with respect to the license by Licensees of audio-only Master Recordings for use in synchronization with motion pictures or other audiovisual works. The royalty shall be 75% of the Gross Receipts (less any duplication costs and other out-of-pocket costs associated with the license concerned) of the Licensee in the country concerned.

2.   VIDEO ROYALTIES

     2.01 With respect to the exploitation by Licensees of Short Form Videos embodied on Audiovisual Records (other than Screen Savers) derived from Master Recordings, the Sony Venturer shall credit to the Venture royalties equal to the respective percent of the applicable Licensee`s Gross Receipts or royalty specified below:

          (a) Broadcast and other uses than Home Video and MTV use) of Videos derived from Master Recordings: 80% of Licensee`s Gross Receipts.

          (b) Home Video Use: 18% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of NRC Net Sales; and 10.8% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of sales through a club operation.

          (c) (1) The basic royalty on NRC Sales of Mid-Price Home Videos shall be 13.6% of the applicable Royalty Base Price.

               (2) The basic royalty NRC Net Sales of Budget Home Videos shall be 10.8% of the applicable Royalty Base Price.

          (d) MTV use,: 90% of Licensee`s Gross Receipts.

     2.02 With respect to the exploitation by Licensees of Long Form Videos embodied on Audiovisual Records (other than Screen derived from Master Recordings, the Sony Venturer shall credit to the Venture royalties equal to the respective percent of the applicable Licensee`s Gross Receipts or royalty specified below:

          (a) Broadcast and other uses (other than Home Video use):

               (1) If the applicable Licensee secures the broadcast or other use or exhibition: 80% of Licensee`s Gross Receipts.

               (2) If the applicable Licensee and the secure broadcast or other use or exhibition: 90% of Licensee`s Gross Receipts.

               (3) If the Venture secures broadcast or for exhibition. 100% of Licensee`s Gross Receipts.

          (b) Home Video Use: 18% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of NRC Net Sales; and 10.8% of the applicable Royalty Base Price (rather than Gross Receipts) in respect of sales through a club operation.

          (c) (1) The basic royalty on NRC Net Sales of Mid-Price Home Videos shall be 13.6% of the applicable Royalty Base Price.

               (2) The basic royalty on NRC Net Sales of Budget Home Videos shall be 10.8% of the applicable Royalty Base Price.

     2.03 With respect to the exploitation by Licensees of Screen Savers from Recordings, the Sony Venturer shall credit to the Venture a basic royalty equal to 18% of the applicable Royalty Base Price on NRC Net Sales.

3. MISCELLANEOUS ROYALTY PROVISIONS. Notwithstanding anything to the contained in Articles 4 and 5 hereof:

     3.01 No royalties shall be credited to the Venture in respect of Records sold or distributed as cutouts after listing of such Records has been deleted from the applicable catalog, for promotional purposes (such as to radio stations), or as "free", "no charge", or so-called "bonus" Records (whether or not intended for resale).

     3.02 With respect to Records embodying Master Recordings, together with other Recordings, the royalty rate to be credited to the Venture shall be computed by a fraction, the numerator of which is the number of Sides consisting of Master Recordings hereunder, and the denominator of which is the total number of Sides contained on such Record.

     3.03 No royalty shall be credited to the Venture with respect to Records received by members of a club operation in an introductory offer in connection joining it, or upon recommending that another join it, or as a result of the purchase of a required number of Records, including, without limitation, Records distributed as "bonus" or "free" Records, or Records for which the club operation is not paid.

     3.04 Except as otherwise indicated, all royalties specified in Articles 1 and 2 hereof shall be based on 100% of Net Sales.

     3.05 The Sony Venturer shall compute the royalties to be credited to the Venture hereunder in the same national currency in which the Sony Venturer is credited for the sale or exploitation concerned by the Licensee concerned, and the Sony Venturer shall credit those royalties to the Venture at the same rate of exchange at which the applicable Licensee pays the Sony Venturer. For purposes of accounting to the Venture hereunder, the Sony Venturer shall treat any sale or exploitation outside of the United States as a sale or exploitation made during the same (6) month period in which the Sony Venturer receives the applicable accounting and payment for that sale. (For the purposes of this paragraph, only, any royalties credited by a Licensee to the Sony Venturer but charged in recoupment of a prior advance made to the Sony Venturer and retained by the Licensee by reason of that shall be deemed paid to the Sony Venturer and received by the Sony Venturer when the Sony Venturer receives the Licensee`s accounting the credit and charge concerned.) If any Licensee deducts any taxes from its payments to the Sony Venturer, the Sony Venturer may deduct a proportionate amount of those taxes from royalties to be credited to the Venture hereunder. If any law, any government ruling, or any other restriction affects the amount of the payments which a Licensee can remit to the Sony Venturer, the Sony Venturer may deduct from royalties to be credited to the Venture hereunder an amount proportionate to the reduction in the Licensee`s remittances to the Sony Venturer. If the Sony Venturer cannot collect payment in the United States in U.S. Dollars, the Sony Venturer shall not be required to account to the Venture for that sale, except as provided in the next two (2) sentences. The Sony Venturer shall, at the Promoter Venturer`s request and at the Promoter

Venturer`s expense, deduct from the monies so blocked and deposit in a foreign depository the equivalent in local currency of the Venturer`s share of royalties which would be credited to the Venture hereunder on the foreign sales concerned, to The extent such monies are available for that purpose, and only to the extent to which Profits are otherwise distributable to the Promoter Venturer for the fiscal year concerned. All such deposits shall constitute payments to the Promoter Venturer of the Venturer`s share of Profits for accounting purposes for the fiscal year concerned.

4. DEFINITIONS. Except as expressly provided herein, all terms defined in the Joint Venture Agreement to which this Schedule B is attached shall have the same meanings in this Schedule B. Notwithstanding the preceding sentence, the following terms shall have the meanings set forth below;

     4.01 "Broadcast" - any broadcast transmission, including, without limitation, over-the-air transmission, cable transmission, satellite transmission or any other manner of broadcast now known or which may hereafter come into existence.

     4.02 (a) "Budget Home Video" - a Home Video embodied on an Audiovisual Record bearing a Gross Royalty Base more than 50% lower than the Gross Royalty Base line standard videos in the same configuration released by the Licensee concerned in the territory concerned ("Top Line Video Base").

          (b)"Mid-Price Home Video" - a Home Video on an Audiovisual Record bearing a Gross Royalty Base between 25% and 50% lower than such Top Line Video Base.

     4.03 (a) "Budget Record - a Record, previously released, bearing a Gross Royalty Base more than thirty-two percent (32%) lower than the Gross Royalty Base applicable to the Top Line Records in the same configuration (e.g., whether it is a tape cassette, compact disc, or vinyl Record and whether it is an Album or a Single) released by Sony or Sony`s Licensees in the country concerned.

          (b) "Mid-Price Record" - a Record, whether or not previously released, bearing a Gross Royalty Base at least fifteen percent (15%), but not more than thirty-two percent (32%), lower than the Gross Royalty Base applicable to the Top Line Records (defined in subparagraph 4.03(c) below) in the same configuration.

          (c) "Top Lane" Record - a Record bearing the same Gross Royalty Base as the majority (or plurality) of the new Record releases in the same configuration (other than classical releases, including but not limited to Sony Classical and Masterworks releases) of Sony`s best selling artists.

     4.04 "Club Sales" - any direct sales to consumers by mail-order or on a membership sales through Bertelsmann in Europe).

     4.05 "Container Charge" - the applicable percentage, specified below, of the Gross Royalty Base (less all taxes) applicable to the Records concerned:

          (a) Analog vinyl Records (including Singles and 12-inch singles)- ten percent (10%).

          (b) Analog cassette Records - twenty percent (20%).

          (c) Compact discs, New Technology Configurations and Records in all other configurations - twenty-five percent (25%).

Container Charges will not be deducted Singles packaged only in stock paper sleeves or for Audiovisual Records sold for home use.

     4.06 "Gross Receipts" - all moneys actually and received by the Licensee concerned from the exploitation concerned

     4.07 "Home Video" - when used in connection with the exploitation of Videos, means the use or license of Videos embodied on Audiovisual Records intended for use in personal residences, including, without limitation, Screen Savers, but exclusive of Children`s Home Videos.

     4.08 "Infinity Digital Series" - the budget and mid-price product lines of classical Records (other than Audiovisual Records) released under the Sony Classical label and internally Infinity Digital, Digital Focus, The St. Petersburg Classics, among others. (For purposes hereof, Infinity Digital Series Records shall not be Budget Records or Mid-Price Records).

     4.09 "Royalty Base Price", - the amount specified below ("Gross Royalty Base") applicable to the Records concerned, less all excise, purchase, value added or similar taxes and less the applicable Container Charge. The Royalty Base Price for Records sold through any Club Operation will be the same as that for the identical Records Sold Through Normal Retail Channels in the territory concerned.

          (a) WITH RESPECT TO RECORDS (OTHER THAN AUDIOVISUAL RECORDS) SOLD FOR DISTRIBUTION IN CANADA - The Gross Royalty Base for a Record reproducing sound only is the amount computed under section (1) or section whichever is lower:

               (1) the subdistributor price published by Sony applicable to the price series of the unit concerned at the commencement of the accounting period in which the sale occurs, less ten percent (10%); or

               (2)  the  prevailing   industry   suggested   retail  list  price
applicable to Records in the same configuration and the same wholesale price category as the unit concerned_ In this section (2):

                    (i) A "major U.S. Record company" means one which distributes its own Records directly to wholesalers and retailers on a nationwide basis throughout the United States- (Those companies, at the date of this agreement, are Sony, the WEA group, BMG, Capitol/EM1 and Universal.)

                    (ii) The "wholesale price" of a Record distributed by another major U.S. record company means its published price corresponding most closely in amount to a subdistributor price for a Record in the same configuration published by Sony.

                    (iii) The "wholesale price category" of a Record distributed by Sony includes: (A) that Record; and (13) Records in the same configuration sold by other major U.S. record companies whose wholesale prices for those Records correspond most closely in amount to Sony`s published subdistributor price for the Sony-distributed Record concerned.

                    (iv) "Prevailing industry suggested retail list price" means the average of retail list prices to Records in the wholesale price category concerned by the major U.S. Record companies which publish suggested retail list prices.

Royalties will be calculated separately with respect to each price series in which units of a particular Record release are sold during the semiannual accounting period concerned. published prices in this section refer to at the commencement of the accounting period concerned.

          (b) WITH RESPECT TO RECORDS (OTHER THAN AUDIOVISUAL RECORDS) SOLD FOR DISTRIBUTION OUTSIDE OF THE UNITED STATES AND CANADA: The Gross Royalty Base is the applicable amount specified in sections (1) through (4) below, in the country of sale, at the commencement of the accounting period concerned, plus taxes:

               (1) The manufacturer`s suggested retail list price of the Records concerned.

               (2) If there is no suggested list price, the Gross Royalty Base will be the base used for computing mechanical royalties on the Records concerned by agreement between Record manufacturers and a licensing organization, such as BIEM, if that base is intended as an equivalent of or a substitute for an actual or hypothetical retail price.

               (3) If the foregoing base has been replaced in the past, or is replaced in the future, by a different base by a substantial number of the major record companies in the country concerned (for example, a manufacturer`s published dealers ("p.p.d.") with other adjustment intended to convert it to a retail-related base), the Gross Royalty Base will be the Licensee`s p.p.d. for the Records concerned multiplied by the uplift adopted by such record companies, provided that uplift is supported by a industry-wide market survey.

               (4) If neither subsections (1), (2) or (3) apply, the Gross Royalty Base will be the Licensee`s p.p.d. for the Records concerned multiplied by one hundred twenty-six percent (126%).

          (c) WITH RESPECT TO AUDIOVISUAL. RECORDS SOLD FOR DISTRIBUTION: The Gross Royalty Base is the manufacturer`s published price to dealers ("p.p.d." in the country concerned at the commencement of the semi-animal accounting period concerned.

          (d) WITH RESPECT TO SCREEN SAVERS SOLD FOR DISTRIBUTION: The Gross Royalty Base is the manufacturer`s published price to dealers ("p.p.d.") in the country concerned at the commencement of the semi-annual accounting period concerned.

     4.10 "Licensee" - a Person to whom the Sony Venturer sublicenses the rights acquired by the Venture hereunder outside the United States and to whom the Sony Venturer also licenses the rights to manufacture and/or sell Records from a substantial portion of Recordings owned or controlled by the Sony Venturer in the territory concerned.

     4.11 "Master Recording" - as defined in the Joint Venture Agreement.

     4.12 "MTV" - a television channel devoted exclusively to the presentation of music Videos in more than one country.

     4.13 "Net Receipts" - means Gross Receipts less Third Party Payments, duplication costs and any other out-of-pocket expenses arising out of the exploitation concerned.

     4.14 "Net Sales" - 100% of gross sales less returns and credits. In respect of any territory as to which the Sony Venturer is credited for less than 100% of gross sales, then "Net Sales" in respect of such territory shall mean the percentage which the Sony Venturer actually receives in such territory, less returns and credits. Notwithstanding the two preceding sentences, in respect of Canada, "Net Sales" shall mean 92.5% and credits.

     4.15 "New Technology Configurations" - shall mean Records in the following configurations: mini-discs, digital compact cassettes, digital audio tapes, laser discs, CD-ROM and other Records embodying, employing or otherwise utilizing any non-analog technology (whether or not presently existing or hereafter created or developed), but specifically excluding audio-only compact discs.

     4.16 (a) "Records" - all forms of reproductions, transmissions or communications of Master Recordings now or hereafter known, manufactured, distributed, transmitted or communicated primarily for home use, school use, juke box use or use in means of transportation, including, without limitation, Records embodying or reproducing sound alone and Audiovisual Records.

          (b) "Audiovisual Record" - any Record which embodies, reproduces, transmits or otherwise communicates visual images whether or not interaction of a consumer is possible or necessary for the visual images to be utilized or viewed.

     4.17 "Reissue Label" - a label, such as the Legacy label, used primarily for reissues of Master Recordings released previously.

     4.18 "Sales Through Normal Retail  Channels" - refers of Records other than
(a) Club third other than the Licensee in the territory concerned; and (c) sales by any "special products operations".

     4.19 "Screen Savers" - shall mean any computer software application which displays moving images for the purpose of, among other things, preventing damage to computer monitors.

     4.20 "Side" - a Recording of a continuous performance of a particular arrangement or version of a composition, not less than two and one quarter (2-1/4) minutes in playing time.

     4.21 (a) "Single" - a vinyl audio-only Record not more than seven (7) inches in diameter, or the equivalent in non-vinyl configurations.

          (b)"Twelve-inch Single"/"Maxi-Single" - a vinyl audio-only Record not more than twelve (12) inches in diameter or the equivalent in non-vinyl configurations which is initially priced, marketed and sold as a Twelve-inch Single or Maxi-Single.

          (c)"Extended Play Record" or "EP" - an audio-only Record which is initially priced, marketed and sold as an EP, and does not constitute an Album.

          (d)"Album" - one (1) or more audio-only  Records, at least thirty-five
(35) minutes in playing time, and sold in a single package.

     4.22 "Third Party Payments" - all applicable royalties, fees, or other payments of any description paid or payable to third parties arising out of the exploitation concerned, including, without limitation, artist and producer royalties and payments pursuant to any applicable collective bargaining agreements in connection with such sales, but excluding mechanical royalties arising out of the exploitation concerned.

     4.23 (a) "Video" - otherwise provided in subparagraphs (b) and (c) below, an audiovisual work featuring, primarily, the audio soundtrack of one (1) or more Recordings hereunder.

          (b) "Short Form Video" - a Video embodying no more than two musical compositions.

          (c) "Long Form Video" - all Videos exclusive of Short Form Videos.

     4.24 "Recording" - every recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, or in any other forth or format, whether now or hereafter known, which is used the recording, production and/or manufacture of Records or for any other commercial exploitation.

     4.25 "Person" - any natural person, legal entity, or other organized group of persons or entities. (All pronouns, whether personal or impersonal, which refer to Persons include natural persons and other Persons.)

                        ASSENT AND GUARANTY OF PRINCIPAL


     To induce the Sony Venturer to enter into the foregoing joint venture agreement with the Promoter Venturer (the "Joint Venture Agreement"):

1. [NAME] (each, a "Principal"):

          (a) represents to the Sony Venturer that he or she has read the Joint Venture Agreement and has consulted with or has had the opportunity to consult with a lawyer chosen by him or her for the purpose of having the legal effect of each of the provisions contained in the Joint Venture Agreement explained to him or her;

          (b) assents to the execution of the Joint Venture Agreement and agrees to be bound by all grants, restrictions, and other provisions of the Joint Venture Agreement relating to the Principal;

          (c) acknowledges that neither the Sony Venturer nor the Venture shall have any obligation to make any payments to the Principal in connection with the submission of Artists by the Principal or the production services rendered by the Principal or the fulfillment of the Principal`s other obligations under the Joint Venture Agreement; and

          (d) agrees that if during the Term the Promoter Venturer shall cease to be entitled to furnish any of Principal`s services as contemplated by the Joint Venture Agreement, Principal shall, at the Sony Venturer`s (or the Venture`s) request, take all such steps and actions as give to the Sony Venturer (or the Venture) the same rights, privileges and benefits as the Sony (or the Venture) would have had under the Joint Venture Agreement and such rights, privileges and benefits shall be enforceable on the Sony Venturer`s (or the Venture`s) behalf against the Principal and all the terms and conditions contained in the Joint Venture Agreement shall be effective.

2. (a) Each Principal:

               (i)  guarantees,   absolutely  and   unconditionally,   the  full
performance by the Promoter Venturer of all of the Promoter Venturer`s representations, warranties, and obligations under the Joint Venture Agreement;

               (ii) agrees to indemnify and hold the Sony Venturer and the Venture harmless from any loss, damage, liability or expense (including but not limited to attorneys` fees and legal expenses) which arise from any failure by the Promoter Venturer to fulfill the Promoter Venturer`s representations, warranties, or obligations under the Joint Venture Agreement, or which are incurred by the Sony Venturer or the Venture in the enforcement of the Sony Venturer`s or the Venture`s rights this guaranty of the Joint Venture Agreement as they apply to the Promoter Venturer); and

               (iii) shall notify the Sony Venturer and, if applicable, the Venture promptly in writing if the Promoter Venturer shall cease to be entitled to Principal`s production services, Principal`s production services.

          (b) The Principal`s liability under this guaranty is direct and immediate, and is not conditioned upon the pursuit by the Sony Venturer or the Venture may have against the Promoter Venturer. This guaranty shall not be revocable at any time or for any reason, including, without limitation, any modification of the Joint Venture Agreement with or without notice to the Principal. No failure by the Sony Venturer or the Venture to exercise any of the Sony Venturer`s or the Venture`s rights shall operate as a waiver of those rights or any other rights or remedies.


As of ______________, 2003

                                     --------------------------------------
                                     [NAME]

                                     [NAME]


                                     --------------------------------------
                                     [NAME]

                                     SONY MUSIC, a Group of Sony Music
                                     Entertainment, Inc.


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:


--------
1        All references to Radio apply in like manner to Television.


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